UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NIOCORP DEVELOPMENTS LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING

AND

MANAGEMENT INFORMATION

AND PROXY CIRCULAR

for the

Annual General Meeting of Shareholders

to be held on

April 6, 2026

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the annual general meeting of shareholders, together with the Company’s annual report to shareholders, are first being made available to shareholders of the Company on or about February 25, 2026.

Dear Fellow Shareholders,

I am pleased to present NioCorp Developments Ltd.’s Management Information and Proxy Statement and invite you to join our Annual General Meeting of Stockholders to be held on April 6, 2026 at 10:00 a.m. Mountain Daylight Time. Details on how to attend and vote are included in the accompanying materials.

2025 was the most successful calendar year in NioCorp’s history. We advanced financing efforts, strengthened federal government support, and continued technical and pre-construction efforts at the Elk Creek Critical Minerals Project in southeast Nebraska (the “Elk Creek Project”). These steps have materially improved our financial position, reduced development risk, and moved the Elk Creek Project closer to full project financing and construction.

During the calendar year, we advanced the due diligence process with the Export-Import Bank of the United States, including completion of an Independent Technical Review and environmental and social evaluation as part of a potential debt financing package of up to $800 million. We also completed our most active financing calendar year to date, raising more than $370 million in gross proceeds and $10 million of federal support under the Defense Production Act from the Pentagon. We ended the calendar year with a record consolidated cash balance of approximately $307 million and no debt. We also advanced work on an updated Feasibility Study for the Elk Creek Project and received Board approval to launch the mine portal project, our most significant pre-construction activity to date.

Our priorities for calendar 2026 remain clear: complete the updated Feasibility Study, finalize project financing, secure remaining commercial offtake agreements, and begin construction activities. We believe the progress achieved in 2025 positions NioCorp for a very big year in 2026.

On behalf of our Board and the entire NioCorp team, we sincerely appreciate your continued trust and support as we work to help establish a secure domestic source of critical minerals for the United States.

Sincerely,

/s/ Mark A. Smith

Mark A. Smith
Chairman and Chief Executive Officer
NioCorp Developments Ltd.

NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the annual general meeting of shareholders (the “Meeting”) of NioCorp Developments Ltd. (the “Company”) will be held on Monday, April 6, 2026, at 10:00 a.m. Mountain Daylight Time (“MDT”) at 7000 S. Yosemite Street, Lower-Level Conference Room, Centennial, Colorado, 80112 for the following purposes:

1.	to receive and consider the audited financial statements of the Company for the year ended June 30, 2025, together with the auditor’s report thereon;

2.	to set the number of directors for the ensuing year at six;

3.	to elect six directors to hold office until the next annual general meeting;

4.	to appoint Deloitte & Touche LLP as auditors of the Company to hold office until the next annual general meeting and to authorize the Board of Directors to fix their remuneration through the Audit Committee;

5.	to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers;

6.	to approve the amendment and restatement of the NioCorp Developments Ltd. Long Term Incentive Plan, set out in Schedule B to the accompanying Management Information and Proxy Circular, including amendments thereto and unallocated entitlements thereunder;

7.	to approve the amendment and extension of the Company’s Shareholder Rights Plan until the Company’s 2027 annual general meeting of shareholders; and

8.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Being made available along with this Notice of Meeting are (i) the Management Information and Proxy Circular; (ii) a form of proxy and notes thereto; and (iii) the Company’s annual report to shareholders (collectively, the “Meeting Materials”).

The Company’s Board of Directors has fixed February 9, 2026, as the record date for the Meeting.

If you are a registered shareholder of the Company and are unable to attend the Meeting in person, you may vote: (i) via the Internet; (ii) by calling a toll-free telephone number; or (iii) if you received your proxy materials by mail, by dating and executing the form of proxy for the Meeting and depositing it by hand delivery or by mail with Computershare Investor Services Inc., Proxy Dept., 320 Bay Street, 14th Floor, Toronto, Ontario, M5H 4A6. Instructions for telephone and Internet voting are included in the notice that the Company mailed to shareholders on or about February 25, 2026. All instructions are also listed in the form of proxy and notes thereto. Your proxy or voting instructions must be received in each case no later than 10:00 a.m. MDT on April 2, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

The Meeting Materials are first being made available to shareholders of the Company on or about February 25, 2026.

DATED at Centennial, Colorado, this 25th day of February, 2026.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MARK A. SMITH
MARK A. SMITH
Chief Executive Officer

NIOCORP DEVELOPMENTS LTD.

7000 South Yosemite Street, Suite 115

Centennial, CO 80112

MANAGEMENT INFORMATION AND PROXY CIRCULAR

MANAGEMENT SOLICITATION OF PROXIES

This Management Information and Proxy Circular (“Information Circular”) is furnished to you, as a holder of common shares in the capital of the Company (“Common Shares”), in connection with the solicitation of proxies by management and the Board of Directors (the “Board”) of NioCorp Developments Ltd. (“we,” “us,” “our,” “NioCorp” or the “Company”) for use at the Annual General Meeting of Shareholders of the Company (the “Meeting”) to be held on Monday, April 6, 2026, at 10:00 a.m. Mountain Daylight Time (“MDT”) at 7000 S. Yosemite Street, Lower Level Conference Room, Centennial, Colorado, 80112 and at any adjournment of the Meeting for the following purposes:

1.	to receive and consider the audited financial statements of the Company for the year ended June 30, 2025, together with the auditor’s report thereon;

2.	to set the number of directors for the ensuing year at six (the “number of directors proposal”);

3.	to elect six directors to hold office until the next annual general meeting;

4.	to appoint Deloitte & Touche LLP (“Deloitte”) as auditors of the Company to hold office until the next annual general meeting and to authorize the Board to fix their remuneration through the Audit Committee (the “appointment of auditors proposal”);

5.	to approve, on a nonbinding, advisory basis, the compensation of our named executive officers (the “say-on-pay proposal”);

6.	to approve the amendment and restatement of the NioCorp Developments Ltd. Long Term Incentive Plan, set out in Schedule B hereto, including amendments thereto and unallocated entitlements thereunder (the “LTIP amendment and restatement proposal”);

7.	to approve the amendment and extension of the Company’s Shareholder Rights Plan until the Company’s 2027 annual general meeting of shareholders (the “Shareholder Rights Plan extension proposal”); and

8.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

For purposes of this Information Circular, management’s solicitation of proxies on matters subject to the vote of the shareholders shall also be deemed to be a solicitation by the Board.

It is anticipated that the Notice of Meeting, this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy (collectively, the “Meeting Materials”) will be first made available to shareholders on or about February 25, 2026. Unless otherwise stated, the information contained in this Information Circular is given as of February 9, 2026.

The principal executive office of the Company is located at 7000 South Yosemite Street, Suite 115, Centennial, Colorado 80112. The registered and records office of the Company is located at 1133 Melville Street, Suite 3500, The Stack, Vancouver, British Columbia V6E 4E5 (ATTN: Blake, Cassels & Graydon LLP).

All references to currency in this Information Circular are in U.S. dollars, unless otherwise indicated.

Information regarding the proxies being solicited in connection with the Meeting is set out in the section below under the heading “Information about Proxies.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2026:

For this Meeting, the Company is utilizing the notice-and-access method of delivery of materials to its registered shareholders and Canadian and U.S. beneficial shareholders as set out in National Instrument 54-101, Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) and National Instrument 51-102 Continuous Disclosure Obligations and Rule 14a-16 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is making the Meeting Materials available electronically via the Internet. The Company is mailing to shareholders a notice containing instructions on how to access and review the Meeting Materials and vote online (the “Notice of Internet Availability of Meeting Materials”). You will not receive a printed copy of the Meeting Materials in the mail unless requested. If you would like a printed copy of the Meeting Materials, follow the instructions for requesting them that are included in the Notice of Internet Availability of Meeting Materials. The Company has elected not to use the procedure known as “stratification” in relation to its use of the notice-and-access rules. Stratification occurs when a reporting issuer using the notice-and-access rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

There are two kinds of non-registered, or beneficial, shareholders–those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners). In accordance with NI 54-101, the Company has elected to send the Meeting Materials indirectly to the NOBOs and to the OBOs through their intermediaries. The Company will pay for intermediaries to forward the Meeting Materials to OBOs.

INFORMATION ABOUT PROXIES

Solicitation of Proxies

The Company will conduct its solicitation of proxies and our officers, directors and employees may, without receiving special compensation, contact shareholders by telephone, electronic means or other personal contact. We will not specifically engage employees to solicit proxies. We will pay the expenses of this solicitation; however, we do not reimburse shareholders, nominees or agents (including brokers holding shares on behalf of clients) for their costs of obtaining authorization from their principals to sign proxies. The Company has engaged Morrow Sodali LLC, a professional proxy solicitation firm, to assist in soliciting proxies for the Meeting. Under the engagement, Morrow Sodali LLC will solicit proxies on behalf of the Company by mail, telephone, electronic communications and other customary means. The Company will pay Morrow Sodali LLC a fee of $20,000, plus reimbursement of customary and reasonable out-of-pocket expenses incurred in connection with the solicitation of proxies. The costs of Morrow Sodali LLC’s services and all other proxy solicitation costs will be borne by the Company.

Appointment of Proxyholder and Return of Proxy

The persons named in the form of proxy for the Meeting attached hereto as Schedule A are officers of the Company and nominees of management. A shareholder has the right to appoint some other person, who need not be a shareholder, to represent such shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy. If a shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote “FOR” or “AGAINST” with respect to the number of directors proposal, “FOR” or “WITHHOLD” with respect to each of the nominees for director listed therein and the appointment of auditors proposal, “FOR,” “AGAINST,” or “ABSTAIN” with respect to the say-on-pay proposal, the LTIP amendment and restatement proposal, and the Shareholder Rights Plan extension proposal, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted is provided, the proxy shall be voted “FOR” with respect to the number of directors proposal, each of the nominees for director listed therein, the appointment of auditors proposal, the say-on-pay proposal, the LTIP amendment and restatement proposal, and the Shareholder Rights Plan extension proposal.

In order for a proxy to be valid, it must be:

(a)	signed by the registered shareholder whose name appears thereon or by such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized representative on behalf of such corporation; and

(b)	returned in one of the following manners:

(i)	by hand delivery or by mail addressed to Computershare Investor Services Inc., Proxy Dept., 320 Bay Street, 14th Floor, Toronto, Ontario, M5H 4A6, and received by 10:00 a.m. MDT on April 2, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement;

(ii)	by facsimile to Computershare Investor Services Inc. at 1-866-249-7775 (within North America) or 1-416-263-9524 (outside North America) and received by 10:00 a.m. MDT on April 2, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement; or

(iii)	by deposit with the chair of the Meeting prior to commencement of the Meeting.

An executed proxy that is returned undated will be deemed to be dated the date of the mailing of the form of proxy by the Company or its agent.

Alternatively, a registered shareholder may vote via the Internet or by telephone by following the instructions included in the Notice of Internet Availability of Meeting Materials, in each case no later than 10:00 a.m. MDT on April 2, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement. All instructions for how to vote are listed in the accompanying form of proxy and notes thereto.

Revocation of Proxy

If you are a registered shareholder who has returned a valid proxy, you may revoke your proxy at any time before it is exercised. In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)	signing a proxy bearing a later date; or

(b)	signing a written notice of revocation in the same manner as the form of proxy is required to be signed as set out in the notes to the proxy.

The later proxy or the notice of revocation must be delivered to the office of the Company’s registrar and transfer agent or to the Company’s principle executive offices at any time up to and including the last business day before the scheduled time of the Meeting or the reconvening of the Meeting following any adjournment, or to the chair of the Meeting on the day of the Meeting or the reconvening of the Meeting following any adjournment.

You may also revoke your proxy by voting via Internet or telephone at a later date than the date of the proxy, or by attending the meeting and voting in person.

If you are a non-registered shareholder (a “Beneficial Shareholder”) who wishes to revoke a VIF (as defined herein) or to revoke a waiver of your right to receive Meeting Materials and to give voting instructions, you must give written instructions to your broker, agent, trustee or other intermediary through which you hold your Common Shares in accordance with the applicable procedures and deadlines of your broker, agent, trustee or other intermediary.

Voting of Proxies and Exercise of Discretion by Proxyholders

The persons named in the accompanying form of proxy will vote, withhold, or abstain from voting the Common Shares represented by the proxy in accordance with your instructions, provided your instructions are clear. You may indicate the manner in which the persons named in the form of proxy are to vote on any matter by marking an “X” in the appropriate space. If you have specified a choice on any matter to be acted on at the Meeting, your shares will be voted, withheld, or abstained from voting accordingly. If you do not specify a choice or where you specify more than one choice for any matter to be acted on, your shares will be voted in accordance with management’s recommendations on such matters.

The form of proxy gives the persons named as proxy holders discretionary authority regarding amendments or variations to matters identified therein and any other matter that may properly come before the Meeting. As of the date of this Information Circular, our management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, the persons named in the form of proxy intend to vote on such other business in accordance with their judgment.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders hold their Common Shares through a broker, agent, trustee or other intermediary.

Beneficial Shareholders should note that only proxies deposited by registered shareholders whose names appear on the share register of the Company as of February 9, 2026, the record date for the Meeting, may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then, in almost all cases, the name of such Beneficial Shareholder will not appear on the share register of the Company. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.,” the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.,” the registration name of The Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Intermediaries will frequently use service companies to forward proxy solicitation information to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive such information will either:

(a)	be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)	more typically, be given a voting instruction form (“VIF”), which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

The Company is authorized to issue an unlimited number of Common Shares, of which 125,321,172 Common Shares are issued and outstanding as of February 9, 2026. There is only one class of shares.

The Board has fixed February 9, 2026, as the record date for the purpose of determining the shareholders entitled to receive notice of and vote at the Meeting. Persons who are registered shareholders at the close of business on February 9, 2026, will be entitled to receive notice of, attend, and vote at the Meeting. By ballot, every shareholder and proxyholder will have one vote for each Common Share. Other than with respect to the election of directors, a majority (i.e., at least 50% plus one vote) of the votes cast will be required to pass an ordinary resolution at the Meeting, and at least two-thirds of the votes cast will be required to pass a special resolution at the Meeting. Each of the resolutions that shareholders will be asked to approve at the Meeting, to pass the management proposals set forth in this Information Circular, are ordinary resolutions.

Broker Non-Votes, Abstentions and Quorum

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the New York Stock Exchange, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections), unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote.” Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Under the Articles of the Company, a quorum for the transaction of business at the Meeting is two or more persons present and being, or representing by proxy, 33 1/3% of the outstanding shares entitled to be voted on at the Meeting.

Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting but will not be counted as votes cast. Broker non-votes will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, none of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed fiscal year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting.

PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of Common Shares of NioCorp as of February 9, 2026 (except otherwise where indicated) for the following: (1) each person who is known by NioCorp to beneficially own more than 5% of the outstanding shares of NioCorp’s Common Shares; (2) each of the named executive officers (as defined in the “Fiscal 2025 Summary Compensation Table,” below); (3) each of NioCorp’s directors; and (4) all directors and executive officers of NioCorp as a group.

Beneficial ownership of Common Shares in the table below is determined in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the Common Shares. Common Shares that may be acquired by an individual or group within 60 days of February 9, 2026, pursuant to the exercise of options to purchase Common Shares (“Options”), the exercise of Common Share purchase warrants (“Warrants”) or the exchange of shares of Class B common stock of Elk Creek Resources Corp (“ECRC”) (formerly known as GX Acquisition Corp. II (“GXII”), are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 125,321,172 Common Shares outstanding as of February 9, 2026. Unless otherwise noted in the table below, Options vested at the grant date.

Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all Common Shares shown to be beneficially owned by them, based on information provided to us by such shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o NioCorp Developments Ltd., 7000 South Yosemite Street, Suite 115, Centennial, CO 80112.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Common Shares
Mark A. Smith, PE, Esq. Highlands Ranch, Colorado, USA	Chief Executive Officer, President, Executive Chairman and Director	3,316,452	(3)	2.63%
Neal Shah Superior, Colorado, USA	Chief Financial Officer and Corporate Secretary	550,032	(4)	*
Scott Honan Centennial, Colorado, USA	Chief Operating Officer	530,762	(5)	*
Anthony W. Fulton Lincoln, Nebraska, USA	Director	251,209	(6)	*
David C. Beling Grand Junction, Colorado, USA	Director	229,013	(7)	*
Nilsa Guerrero-Mahon Brighton, Colorado, USA	Director	259,768	(8)	*
Dean C. Kehler New York, New York, USA	Director	3,708,811	(9)	2.88%
Michael G. Maselli Pelham, New York, USA	Director	655,235	(10)	*
Peter Oliver Bunbury, Western Australia, Australia	Lead Director	160,400	(11)	*
All current directors, executive officers and named executive officers as a group (11 persons)		10,228,610		8.16%
Entities affiliated with Citadel Advisors LLC Miami, Florida, USA		7,951,251	(12)	6.34%

* Represents ownership of less than 1%.

(1)	Calculated in accordance with Rule 13d-3 of the Exchange Act.

(2)	On March 17, 2023, NioCorp effected a 1-to-10 reverse stock split (the “Reverse Stock Split”) of the Common Shares, with any fractional shares resulting from the Reverse Stock Split rounded down to the nearest whole share. All Options and Warrants outstanding as of March 17, 2023, were adjusted to reflect the Reverse Stock Split. Such Options and Warrants initially covered a number of shares equal to the amount reported herein times 10 (and at an exercise price equal to the amount reported herein divided by 10). Class B common stock of ECRC, which may be exchanged for Common Shares upon certain conditions, were issued on a post-Reverse Stock Split basis.

(3)	Mr. Smith beneficially owns 2,318,819 outstanding Common Shares. In addition, he beneficially owns 275,133 Common Shares issuable upon exercise of: (i) 183,422 Warrants each exercisable for one Common Share at a price of $1.75 until November 13, 2026; and (ii) 91,711 Warrants each exercisable for one Common Share at a price of $2.07 until November 13, 2029. He also beneficially owns 722,500 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 247,500 Common Shares that may be issuable upon exercise of unvested Options.

(4)	Mr. Shah beneficially owns 75,032 outstanding Common Shares. In addition, he beneficially owns 475,000 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 165,000 Common Shares that may be issuable upon exercise of unvested Options.

(5)	Mr. Honan beneficially owns 55,762 outstanding Common Shares. In addition, he beneficially owns 475,000 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 165,000 Common Shares that may be issuable upon exercise of unvested Options.

(6)	Mr. Fulton beneficially owns 179,350 outstanding Common Shares. He shares both voting and investment power with respect to 2,276 of such Common Shares with members of his family. In addition, he beneficially owns 54,859 Common Shares issuable upon exercise of 49,058 Warrants assumed by NioCorp in connection with its business combination with GXII (“NioCorp Assumed Warrants”) each exercisable for 1.11829212 Common Shares at a price of $11.50 until March 17, 2028. He shares both voting and investment power with respect to 12,335 Common Shares issuable upon exercise of 11,032 of such NioCorp Assumed Warrants with members of his family. He also beneficially owns 17,000 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 33,000 Common Shares that may be issuable upon exercise of unvested Options.

(7)	Mr. Beling beneficially owns 72,013 outstanding Common Shares. In addition, he beneficially owns 157,000 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 33,000 Common Shares that may be issuable upon exercise of unvested Options.

(8)	Ms. Guerrero-Mahon beneficially owns 46,068 outstanding Common Shares. In addition, she beneficially owns 213,700 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 33,000 Common Shares that may be issuable upon exercise of unvested Options.

(9)	Mr. Kehler beneficially owns 212,583 outstanding Common Shares, and 1,441,290 Common Shares issuable upon the exchange of Vested Shares (as defined herein). He shares both voting and investment power with respect to 318,470 of such Vested Shares with U.S. Trust Company of Delaware, as co-trustee of the Elizabeth Kehler 2012 Family Trust under Declaration of Trust dated December 12, 2012 (the “Elizabeth Kehler Trust”). In addition, he beneficially owns 1,937,938 Common Shares issuable upon exercise of the following: (i) 1,657,057 NioCorp Assumed Warrants exercisable for an aggregate of up to 1,853,073 Common Shares held by Mr. Kehler; (ii) 56,577 Warrants each exercisable for one Common Share at a price of $1.75 until November 13, 2026; and (iii) 28,288 Warrants each exercisable for one Common Share at a price of $2.07 until November 13, 2029. He also beneficially owns 117,000 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 33,000 Common Shares that may be issuable upon exercise of unvested Options. The total does not include Common Shares that may be issuable upon exchange of the following: (i) 417,030 that are not exchangeable until the volume-weighted average price of the Common Shares on the principal securities exchange for the Common Shares as reported by Bloomberg (“VWAP”) equals or exceeds approximately $12.00 per share for 20 of any 30 consecutive trading days during the period from the closing of the business combination with GXII on March 17, 2023 through, and including, the tenth anniversary of the such date (such period, the “Earnout Share Period”) on any stock exchange on which the Common Shares are then trading (“Tranche I Earnout Shares”) held by Mr. Kehler; (ii) 417,030 that are not exchangeable until the VWAP of the Common Shares equals or exceeds approximately $15.00 per share for 20 of any 30 consecutive trading days during the Earnout Share Period on any stock exchange on which the Common Shares are then trading (“Tranche II Earnout Shares”) held by Mr. Kehler; (iii) 118,284 Tranche I Earnout Shares held by the Elizabeth Kehler Trust; and (iv) 118,284 Tranche II Earnout Shares held by the Elizabeth Kehler Trust.

(10)	Mr. Maselli beneficially owns 323,085 outstanding Common Shares. In addition, Mr. Maselli beneficially owns 215,150 Common Shares issuable upon exercise of 192,392 NioCorp Assumed Warrants held by Mr. Maselli. He also beneficially owns 117,000 Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 33,000 Common Shares that may be issuable upon exercise of unvested Options. The total does not include Common Shares that may be issuable upon exchange of the following: (i) 119,998 Tranche I Earnout Shares held by Mr. Maselli; and (ii) 119,998 Tranche II Earnout Shares held by Mr. Maselli.

(11)	Mr. Oliver beneficially owns 160,400 outstanding Common Shares issuable upon exercise of vested Options each exercisable for one Common Share. The total does not include 39,600 Common Shares that may be issuable upon exercise of unvested Options.

(12)	Based on a Schedule 13G/A filed on November 14, 2025 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively, the “Reporting Persons”), with respect to the Common Shares owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), Citadel Multi-Strategy Equities (Ireland) DAC, an Ireland designated activity company (“CMSI”), and Citadel Securities. Citadel Advisors is the portfolio manager for CM and CMSI. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in

CGP and CSGP. Citadel Advisors, CAH and CGP each reported shared voting and shared dispositive power over 7,606,069 Common Shares. Citadel Securities, CALC4 and CSGP each reported shared voting and shared dispositive power over 345,182 Common Shares. Mr. Griffin reported shared voting and shared dispositive power over 7,951,251 Common Shares. The address of each of the Reporting Persons is 830 Brickell Plaza, Miami, Florida 33131.

Security Ownership of Certain Beneficial Owners

As of February 9, 2026, other than as disclosed, the Company is not aware of any persons that beneficially own more than 5% of its outstanding Common Shares who does not serve as an executive officer or director of the Company.

No Hedging or Other Speculative Transactions by Employees, Officers and Directors

The Company’s Insider Trading Policy (as described under “Corporate Governance–Insider Trading Policy” below) prohibits employees, officers and directors of the Company or their designees from engaging in hedging and other speculative transactions involving the Company’s securities, including buying the Company’s securities on margin, short-selling, trading in puts or calls or similar arrangements that results in a gain only if the value of the Company’s securities declines in the future. The Company’s policy applies to, among other securities, Company securities granted to employees, officers or directors as compensation, as well as securities held, directly or indirectly, by such employees, officers or directors.

Change in Control Arrangements

As of February 9, 2026, there are no arrangements known to us that would result in a change in control of the Company. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended June 30, 2025, report of the auditor and related management discussion and analysis, all of which may be obtained from SEDAR+ at www.sedarplus.com or from EDGAR at www.sec.gov, will be placed before the Meeting and have been filed with the securities commissions or similar regulatory authority in British Columbia, Alberta, Saskatchewan, Ontario and New Brunswick.

PARTICULARS OF MATTERS TO BE ACTED UPON

I AND II – NUMBER AND ELECTION OF DIRECTORS

Directors of the Company are elected at each annual general meeting of shareholders and hold office until the next annual general meeting of shareholders or until that person sooner ceases to be a director. Currently, the Board consists of seven directors whose terms expire at the Meeting. David C. Beling, a director since 2011, has not been nominated by the Board to stand for re-election at the Meeting, and we thank him for nearly 15 years of service. Accordingly, the shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at six for the next year, subject to any increases permitted by the Company’s Articles. The number of directors will be approved if the affirmative vote of at least a majority of Common Shares present or represented by proxy at the Meeting and entitled to vote thereat are voted in favor of setting the number of directors at six. Management recommends a vote “FOR” in respect of the resolution to set the number of directors of the Company at six.

Unless you provide other instructions, the proxy will be voted for the nominees listed below. Management does not expect that any of the nominees will be unable to serve as a director. If before the Meeting any vacancies occur in the slate of nominees listed below, the person named in the proxy will exercise his or her discretionary authority to vote the Common Shares represented by the proxy for the election of another person or persons as directors to fill such vacancies.

The following are the Company’s six directors that are up for election at the Meeting. Management has nominated each of the persons named in the table below for election as director. The information concerning current directors and proposed nominees has been furnished by each of them:

Name and Address	Age	Position	Date of Appointment
Mark A. Smith Highlands Ranch, Colorado, USA	66	Chief Executive Officer, President, Executive Chairman and Director	Chief Executive Officer and Director: September 23, 2013 President and Executive Chairman: May 31, 2015

Anthony W. Fulton Lincoln, Nebraska, USA	53	Director	August 9, 2025(1)
Nilsa Guerrero-Mahon Brighton, Colorado, USA	65	Director	November 24, 2017
Peter Oliver Bunbury, Western Australia, Australia	62	Director	May 25, 2022
Dean C. Kehler New York, New York, USA	69	Director	March 17, 2023
Michael G. Maselli Pelham, New York, USA	66	Director	March 17, 2023

(1)	Mr. Fulton was recommended to the Nominating and Corporate Governance Committee (the “Nominating Committee”) for appointment to the Board by the Company’s chief executive officer, and was subsequently recommended by the Nominating Committee to the Board. Upon the recommendation of the Nominating Committee, the Board appointed Mr. Fulton as a director, effective August 9, 2025.

The following sets forth a brief description of the business experience of each nominee for director of the Company, including current directorships and directorships held in, at least, the past five years:

Director Nominees

Mark A. Smith – Executive Chairman, Director, President and Chief Executive Officer

Mr. Smith has over 43 years of experience in operating, developing, and financing mining and strategic materials projects in the Americas and abroad. In September 2013, he was appointed Chief Executive Officer (“CEO”) and a Director of NioCorp. From April 2015 to September 2019, Mr. Smith served as the President and Director for Largo Resources Ltd. (“Largo”), a mineral company with an operating property in Brazil and projects in Brazil and Canada. In addition, from April 2015 to October 2018, Mr. Smith also served as the CEO of Largo. Mr. Smith has also served on the board of directors of IBC Advanced Alloys Corp., a leading copper advanced alloys company (“IBC”), since May 2016 and as CEO of IBC since July 2020. From October 2008 through December 2012, Mr. Smith served as President, CEO and Director of Molycorp, Inc., a rare earths producer (“Molycorp”), where he was instrumentally involved in taking it from a private company to a publicly traded company with a producing mine. From November 2011 through May 2015, he served on the board of directors at Avanti Mining, a mining company (TSX-V: AVT; Avanti Mining changed its name to AlloyCorp in early 2015). From December 2012 through September 2013, he served as the Managing Director of KMSmith LLC, a business strategy and finance advisory firm, where he served as a consultant.

Prior to Molycorp, Mr. Smith held numerous engineering, environmental, and legal positions within Unocal Corporation, a former petroleum explorer and marketer (“Unocal”), and later served as the President and CEO of Chevron Mining Inc., a coal and metal mining company and wholly owned subsidiary of Chevron Corporation (“Chevron Mining”). Mr. Smith also served for over seven years as the shareholder representative of Companhia Brasileira Metalúrgica e Mineração, a private company that currently produces approximately 85% of the world supply of niobium. During his tenure with Chevron Mining, Mr. Smith was responsible for Chevron Mining’s three coal mines, one molybdenum mine, a petroleum coke calcining operation and Molycorp’s Mountain Pass mine. At Unocal, he served as the Vice-President from June 2000 to April 2006, and managed the real estate, remediation, mining and carbon divisions. Mr. Smith is a Registered Professional Engineer and serves as an active member of the State Bars of California and Colorado. He received his Bachelor of Science degree in Agricultural Engineering from Colorado State University in 1981 and his Juris Doctor, cum laude, from Western State University, College of Law, in 1990.

Mr. Smith’s extensive leadership, management, strategic planning, and strategic materials industry expertise through his various leadership and directorship roles in public companies large and small makes him well-qualified to serve as a member of the Board of the Company.

Anthony W. Fulton – Director

A former Nebraska State Senator and successful business entrepreneur, Mr. Fulton previously served on the Board from 2013 until 2016, when he left to serve as Nebraska Tax Commissioner and Director of the Nebraska Department of Revenue, a 400-employee, $9 billion enterprise from January 2016 to December 2022. A mechanical engineer by training, Mr. Fulton has been the President of the Nevada-based Hallmark Homecare, LLC, an independent domestic caregiver referral agency since May 2023 and is the Founder and Owner of Guardian Angels Homecare, Inc. of Lincoln, Nebraska, an in-home senior care company, where he has served as the President and CEO since March 2003. In addition to his work in the senior care industry, Mr. Fulton serves as the Chairman of the Diocesan Finance Council for the Catholic Diocese of Lincoln (Southern Nebraska) and is the recipient of numerous awards throughout his professional career. He received his B.S. in Mechanical Engineering from the University of Nebraska-Lincoln, with studies in Philosophy at Newman University in Wichita, Kansas and Theology at Mount Saint Mary’s University in Emmittsburg, Maryland.

Mr. Fulton’s qualification to serve on our Board is based upon his combination of public-sector leadership experience, executive management of complex organizations, financial oversight expertise, and prior service as a director of the Company.

Nilsa Guerrero-Mahon – Director

A former CFO and Controller for global corporations in the technology, energy, and government sectors, Ms. Guerrero-Mahon provides consulting services to domestic and international corporations as the principal at NGM Business Consulting, LLC, a business consulting service, since 2008. In addition, Ms. Guerrero-Mahon was appointed to the board of directors of FinGoal, Inc. in April 2022, a finance technology company building artificial intelligence tools for the financial services industry and other financial technology developers. She also serves as the Chair of the Finance and Audit Committee for the Financial Data Exchange (“FDX”). FDX unifies the financial industry around a common standard for secure and convenient access of permissioned consumer and business financial data. From 2014 to 2019, she served as the Vice Chair of the Board and Chaired the Strategy Committee for the Mountains & North Denver Operating Group, the largest division in the Common Spirit Health System (formerly Centura Health). From 2009 to 2025, Ms. Guerrero-Mahon served as a gubernatorial appointed Board Member of the State of Colorado Securities Commission and the Financial Services Commission. Among other prior positions, from 2004 to 2007, she was the Global Services Controller at Microsoft Corporation, overseeing internal controls, compliance and corporate finance activities.

Ms. Guerrero-Mahon stays current with the latest Corporate Governance practices serving as a member of the Nasdaq Center for Board Excellence. She is an NACD Board Leadership Fellow and a member of the SASB Alliance. She holds a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University. Ms. Guerrero-Mahon is a Certified Public Accountant and a Certified Fraud Examiner. She received an Executive MBA from the Daniels College of Business at the University of Denver, a BS in Business Administration - Accounting from the Interamerican University in San Juan, Puerto Rico, and an AS in Computer Science from the EDP University of Puerto Rico.

Ms. Guerrero-Mahon’s qualification to serve on our Board is based on her extensive executive leadership with publicly traded companies and her extensive experience in the financial and technology fields.

Peter Oliver – Director

With a background in chemistry, Mr. Oliver began working at Greenbushes, Western Australia, for Sons of Gwalia, a mining company, in May 2003. After Sons of Gwalia went into administration in 2004, Mr. Oliver was hired by Talison Lithium Limited (“Talison”), a mining company, where he served as General Manager of Talison’s Greenbushes and Wodgina Mines and as Talison’s COO, until Mr. Oliver was appointed as the CEO/Managing director. As Talison’s CEO/Managing director, Mr. Oliver led the listing of Talison on the Toronto Stock Exchange (the “TSX”) in September 2010.

Mr. Oliver guided Talison through its acquisition in 2013 by Tianqi Lithium Corporation (“Tianqi”). He then served as a corporate adviser to Tianqi, focusing on M&A opportunities and global expansion, including advising on the sale of 49% of Talison to Albermarle Corp. and the acquisition of 24% of Sociedad Quimica y Minera de Chile S.A., as well as significant expansions of Talison’s Greenbushes lithium concentrate production.

Mr. Oliver also was a founding member of Tianqi Lithium Energy Australia Pty Ltd, a wholly owned subsidiary of Tianqi, which was established to build a major Lithium Hydroxide manufacturing facility in Western Australia. Until June 2021, Mr. Oliver remained as a director of Talison, a joint venture between Tianqi and Albemarle Corp. In September 2022, Mr. Oliver was appointed to the Board of Latin Resources, a lithium exploration company in Australia. Mr. Oliver was appointed to the role of Executive Director of Latin Resources in 2024 and helped lead the successful acquisition of Latin Resources by Pilbara Minerals LTD (ASX: PLS) in March 2025.

Mr. Oliver’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with companies in the mining and minerals processing sectors.

Dean C. Kehler – Director

Mr. Kehler co-founded Trimaran Fund Management, L.L.C. ("Trimaran Fund") in 1998, where he is a Managing Partner. Mr. Kehler was also the Co-Chairman and Chief Executive Officer of GX Acquisition Corp. II, a position he held from August 2018 to March 2023. From 1995 to 2000, Mr. Kehler held senior positions at Canadian Imperial Bank of Commerce ("CIBC"), including Vice Chairman of CIBC World Markets Corp. Mr. Kehler currently serves on the Board of Directors of BCP Investment Corporation (formerly Portman Ridge Finance Corporation). Within the last five years, he has served a director of Celularity Inc. and El Pollo Loco Holdings, Inc. He holds a bachelor’s degree from the Wharton School of the University of Pennsylvania.

Mr. Kehler’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with public and private companies.

Michael G. Maselli – Director

Mr. Maselli is a managing director of Trimaran Fund, a position he has held since 2006, and was the President of Acquisitions of GX Acquisition Corp. II from August 2018 to March 2023. Before joining Trimaran Fund in February 2006, Mr. Maselli worked in the Corporate and Leverage Finance Groups of CIBC World Markets. Prior to joining CIBC in 1997, Mr. Maselli served as a Managing Director in Bear Stearns’ corporate finance group and, prior to that, as a Vice President at Kidder Peabody & Co. Incorporated. Mr. Maselli served on the board of directors of El Pollo Loco Holdings from 2010 to 2024, and he served as their Chairman of the Board from 2011 to 2023. He served on the board of ChanceLight, Inc. (f/k/a Educational Services of America, Inc.) until 2018. From 2013 to 2015, he served on the board of directors of Norcraft Companies, Inc., and also served on the board of managers of its predecessor company beginning in 2003. Additionally, Mr. Maselli served on the board of directors of Standard Steel, LLC, and was director as well as Chairman of the Board of CB Holding Corp. Mr. Maselli received an MBA with distinction from The A.B. Freeman School at Tulane University and a bachelor’s degree in economics from the University of Colorado.

Mr. Maselli’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with public companies.

Arrangements between Officers and Directors

Pursuant to the Business Combination Agreement, dated as of September 25, 2022 (the “Business Combination Agreement”), among NioCorp, GXII and Big Red Merger Sub Ltd., the Company was required to cause two directors identified by GXII to become directors of the Company as of the closing of the business combination with GXII. On March 17, 2023, the Board appointed Messrs. Kehler and Maselli to the Board pursuant to such requirement.

There is no arrangement or understanding between any of our officers and any other person, including directors or nominees, pursuant to which the officer was selected to serve as an officer. Except as discussed above, none of the above directors or nominees has entered into any arrangement or understanding with any other person pursuant to which he or she was, or is to be, elected as a director of the Company or a nominee of any other person.

Family Relationships

There are no family relationships among any of our directors, nominees or executive officers.

Other Directorships

The following is a list of directorships held over the past five years by our nominees. Except as listed below, no nominees of the Company are also directors of reporting issuers.

Name of Director	Other Reporting Issuer (or equivalent)	Exchange
Mark A. Smith	IBC Advanced Alloys Corp.	TSX-V
Peter Oliver	Latin Resources	ASX
Dean C. Kehler	El Pollo Loco Holdings, Inc. Portman Ridge Finance Corporation Celularity, Inc. GX Acquisition Corp. II	Nasdaq Nasdaq Nasdaq Nasdaq
Michael G. Maselli	El Pollo Loco Holdings, Inc.	Nasdaq

 Legal Proceedings

No director, nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years, none of the persons serving as executive officers and/or directors of the Company and, with respect to promoters or control persons, for the past five years, none have been the subject matter of any of the legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Other than as described below, no proposed director of the Company is or has been, within the past 10 years, a director, CEO or CFO of any company that, while the person was acting in that capacity:

(a)	was subject to an “order,” as that term is defined in Form 51-102F5 Information Circular, that was issued while the proposed director was acting in the capacity as director, CEO or CFO; or

(b)	was subject to an order that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

No proposed director of the Company is or has been, within the past 10 years, a director or executive officer of any company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the past 10 years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Voting Procedures for the Election of Directors

Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted FOR or WITHHOLD with respect to any nominee to the Board.

Majority Voting Policy

On March 17, 2023, the Board adopted a majority voting policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provides the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is required to tender his or her resignation to the Board, to take effect on acceptance by the Board.

The Nominating Committee will decide whether to recommend to the Board that the Board accept the resignation of the director. In recommending to the Board whether to request the resignation of the director or not, the Nominating Committee will consider all factors deemed relevant, including without limitation, the qualifications of the director and whether the director’s resignation from the Board would be in the best interest of the Company. In addition, it will consider what, if any, expressed reasons for a withheld vote have been given, the merits of such reasons and the ability to rectify concerns.

Any director who tenders their resignation pursuant to this policy will not participate in the Nominating Committee’s deliberations or recommendation or the Board’s deliberations regarding whether to accept or reject the tendered resignation. However, in the event that each member of the Nominating Committee receives a majority withheld vote in the same election, then the Board will appoint a committee comprised solely of independent directors who did not receive a majority withheld vote in that election to consider each tendered resignation and recommend to the Board whether to accept or reject it.

The Board will take formal action on the Nominating Committee’s recommendation within 90 days following the date of the applicable shareholders’ meeting and will promptly announce its decision via press release. The Board will have the final determination whether to accept the resignation. The Board will accept the director’s resignation absent exceptional circumstances. If the resignation is accepted, subject to any corporate law restrictions, the Board may, in each case in accordance with the Articles:

(a)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or

(b)	decrease the number of directors comprising the Board.

The Majority Voting Policy applies only in the case of an uncontested director election, meaning the number of nominees for election as directors is equal to the number of directors to be elected.

Management recommends a vote “FOR” each of the nominees for director. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

III – APPOINTMENT OF AUDITORS

Change in Certifying Accountant

The Company was notified on October 9, 2023 by BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, that BDO would decline to stand for re-election at the Company’s next annual general meeting of shareholders, and BDO had indicated its intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023. On December 4, 2023, BDO notified the Company that it resigned as the Company’s independent registered public accounting firm, effective immediately. On the recommendation of the Audit Committee of the Board (the “Audit Committee”), the Board accepted BDO’s resignation.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s accumulated deficit, recurring losses from operations, and the Company’s expectation of continuing future losses as of June 30, 2023 and 2022.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through December 4, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through December 4, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that BDO advised the Company of the existence of material weaknesses in management’s internal control over financial reporting, as previously disclosed in the Company’s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods during fiscal year 2023 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

After being notified that BDO would not stand for re-election, the Audit Committee began a search process to identify a successor independent registered public accounting firm as soon as practicable. Following the resignation of BDO, on December 4, 2023, the Audit Committee recommended to the Board the appointment of Deloitte as the Company’s new independent registered public accounting firm. On the recommendation of the Audit Committee, the Board appointed Deloitte on December 4, 2023, effective immediately, to serve until the close of the annual general meeting of shareholders of the Company held on January 19, 2024.

As part of its search process for a successor independent registered public accounting firm, the Audit Committee solicited proposals from several major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company’s new independent registered public accounting firm. In selecting Deloitte as the Company’s independent registered public accounting firm, the Audit Committee considered several factors, including:

(a)	the professional qualifications of Deloitte, the lead audit partner, and other key engagement personnel;
(b)	Deloitte’s independence and its processes for maintaining its independence; and
(c)	the appropriateness of Deloitte’s fees for audit services.

During the Company’s two fiscal years ended June 30, 2023 and 2022, and the subsequent interim period through December 4, 2023, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

At the annual general meeting of shareholders of the Company held on January 19, 2024, the shareholders approved the appointment of Deloitte as auditors of the Company to hold office until the next annual general meeting of shareholders of the Company or until a successor is appointed and authorized the Board to fix their renumeration through the Audit Committee.

Proposal

The Company has proposed the appointment of Deloitte, as auditors of the Company, to hold office until the next annual general meeting of shareholders of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board through the Audit Committee.

The Board, on the recommendation of the Audit Committee, recommends the appointment of Deloitte as our auditors to hold office until the Company’s next annual general meeting of shareholders. The Audit Committee proposes that the Board be authorized to fix the remuneration to be paid to the auditors.

Representatives from Deloitte are expected to be present at the Meeting and they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by Deloitte for the fiscal year ended June 30, 2025 and Deloitte and BDO for the fiscal year ended June 30, 2024, for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s filings and fees billed for other services rendered by those firms during those periods.

Fiscal Year Ended June 30,	Audit Fees(1) ($)	Audit-Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees(4) ($)
2025
Deloitte	662,712	601,309	94,016	—
2024
Deloitte	1,092,834	34,125	—	—
BDO	132,500	95,599	48,263

(1)	“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the consolidated financial statements

(2)	“Audit-Related Fees” include services that are traditionally performed by the auditor and are reasonably related to the performance of the audit of the financial statements. These audit-related services include fees related to the preparation of SEC registration statements.

(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees.” This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities. For the financial years ended June 30, 2025 and 2024, these tax services included the preparation of Canadian and U.S. federal and state tax returns and tax planning and tax advice services.

(4)	“All Other Fees” includes all other non-audit services.

Pre-approval Policies

The policy of the Audit Committee has been to pre-approve all audit, audit-related and non-audit services performed by our independent auditors and to subsequently review the actual fees and expenses paid to our independent auditors. Accordingly, the Audit Committee pre-approved all audit, audit-related and non-audit services performed by Deloitte and BDO and subsequently reviewed the actual fees and expenses paid for these services. All of the services provided during the years ended June 30, 2025 and June 30, 2024, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Voting Procedures for Appointment of Auditor

The auditors must be appointed, and the approval of the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee must be passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted as FOR or WITHHOLD with respect to this matter.

Management recommends a vote “FOR” (i) the appointment of Deloitte as auditors of the Company to hold office until the next annual general meeting and (ii) the authorization of the Board to fix their remuneration through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” (i) the appointment of Deloitte as auditors of the Company to hold office until the next annual general meeting and (ii) the authorization of the Board to fix their remuneration through the Audit Committee.

IV – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY PROPOSAL”)

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking shareholders to cast a non-binding, advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to SEC rules, the executive compensation tables and related compensation disclosures included in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views about the compensation the Company pays to its named executive officers, as described in this Information Circular. The vote is not intended to address any specific items of named executive officer compensation, but rather to address the Company’s overall approach to the compensation of its named executive officers described in this Information Circular.

The text of the resolution to be approved is as follows:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT: on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and related narratives and descriptions of the Management Information and Proxy Circular for the Annual General Meeting of Shareholders held on April 6, 2026, is hereby APPROVED.”

The Board believes that the Company’s executive compensation program is designed appropriately and is working effectively to help ensure that the Company compensates its named executive officers for the achievement of performance goals that will enhance shareholder value. Before you vote, please review the section captioned “Executive Compensation” below, which describes the Company’s named executive officer pay programs and the rationale behind the decisions made by the Board and the Compensation and Organization Committee of the Board (the “Compensation Committee”).

The Company has designed its executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement the Company’s strategic business objectives and deliver on the Company’s commitment to build long-term shareholder value. The Company believes that its executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.

You may vote “FOR” or “AGAINST” the resolution or “ABSTAIN” from voting on the resolution. The result of the say-on-pay proposal will not be binding on the Company or the Board; however, the Board values the views of its shareholders. The Board and the Compensation Committee will review the results of the vote and expect to take them into consideration in addressing future compensation policies and decisions. The Company currently holds a say-on-pay vote annually, and expects to hold the next such say-on-pay vote at its next annual general meeting of shareholders.

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Information Circular and described in this say-on-pay proposal.

The Board recommends a vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Information Circular.

V – APPROVE AMENDMENT AND RESTATEMENT OF THE NIOCORP DEVELOPMENTS LTD. LONG TERM INCENTIVE PLAN

We are asking shareholders to approve the amendment and restatement of the NioCorp Developments Ltd. Long Term Incentive Plan. On February 6, 2026, our Board unanimously approved and adopted, subject to the approval of our shareholders at the Meeting, the amendment and restatement of the NioCorp Developments Ltd. Long Term Incentive Plan. In this proposal, we refer to the original NioCorp Developments Ltd. Long Term Incentive Plan, as last amended and restated and approved by shareholders on January 19, 2024, as the “2017 Long-Term Incentive Plan,” and we refer to the newly amended and restated NioCorp Developments Ltd. Long Term Incentive Plan as the “2017 Amended Long-Term Incentive Plan.” At the Meeting, shareholders will be asked to approve an ordinary resolution set forth below to confirm and approve the 2017 Amended Long-Term Incentive Plan.

Our Board is recommending that our shareholders vote in favor of the 2017 Amended Long-Term Incentive Plan. The 2017 Amended Long-Term Incentive Plan continues to afford the Board the ability to design compensatory awards that are responsive to our needs and includes authorization for a variety of awards designed to advance our interests and long-term success by helping to attract, motivate and retain our officers, other employees and non-employee directors, as well as potentially certain non-employees who provide employee-type services to us.

Shareholder approval of the 2017 Amended Long-Term Incentive Plan would primarily make available for awards under the 2017 Amended Long-Term Incentive Plan 11,300,000 Common Shares, as described below and in the 2017 Amended Long-Term Incentive Plan, with such amount subject to adjustment, including under the share counting rules of the 2017 Amended Long-Term Incentive Plan. The 2017 Amended Long-Term Incentive Plan also makes certain other changes to the 2017 Long-Term Incentive Plan, which changes are described below.

If the 2017 Amended Long-Term Incentive Plan is approved by our shareholders at the Meeting, it will be effective as of the date of the Meeting. If the 2017 Amended Long-Term Incentive Plan is not approved by our shareholders, then it will not become effective, no awards will be made under the 2017 Amended Long-Term Incentive Plan, and the existing 2017 Long-Term Incentive Plan will continue in accordance with its terms as previously approved by our shareholders.

The actual text of the 2017 Amended Long-Term Incentive Plan is attached as Schedule B to this Information Circular. The following description of the 2017 Amended Long-Term Incentive Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Schedule B to this Information Circular.

Summary of Material Changes from the Existing 2017 Long-Term Incentive Plan

The 2017 Amended Long-Term Incentive Plan makes the following material changes to the 2017 Long-Term Incentive Plan:

●	Share Pool: The original 2017 Long-Term Incentive Plan included an “evergreen” share limit that provided for, among other things, an aggregate number of Common Shares reserved for issuance (taking into account all other security based compensation arrangements of the Company) equal to 10% of the issued and outstanding Common Shares from time to time. However, the 2017 Amended Long-Term Incentive Plan now includes a finite limit on the number of Common Shares available for awards under the plan. Specifically, subject to adjustment as provided in the 2017 Amended Long-Term Incentive Plan and the share counting rules set forth in such plan, the number of Common Shares available under the 2017 Amended Long-Term Incentive Plan for awards of (1) Options, (2) Share Units (as defined below), and (3) dividend equivalents, will not exceed, in the aggregate, 11,300,000 Common Shares, minus, as of the effective date of the 2017 Amended Long-Term Incentive Plan, one Common Share for every one Common Share subject to an award granted under the 2017 Long-Term Incentive Plan after February 9, 2026 and before such effective date. Such Common Shares may be shares of original issuance or treasury shares or a combination of the two. Subject to the share counting rules of the 2017 Amended Long-Term Incentive Plan, the aggregate number of Common Shares available under the 2017 Amended Long-Term Incentive Plan will be reduced by on Common Share for every one Common Share subject to an award granted under the 2017 Amended Long-Term Incentive Plan. Under the 2017 Amended Long-Term Incentive Plan, subject to adjustment as provided in the plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options (as defined below) will not exceed 11,300,000 Common Shares.

●	Share Counting Rules and Limitations: In connection with changing to a finite share pool, the 2017 Amended Long-Term Incentive Plan includes share counting rules that govern how shares are deducted from (or added back) to the share pool. In general, if any award under the 2017 Amended Long-Term Incentive Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Common Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under the 2017 Amended Long-Term Incentive Plan. Further, under the 2017 Amended Long-Term Incentive Plan, (a) Common Shares withheld by the Company, tendered or otherwise used in payment of the exercise price of an Option will not be added (or added back, as applicable) to the aggregate number of Common Shares available under the plan, (b) Common Shares withheld by the Company, tendered or otherwise used to satisfy tax withholding with respect to awards under the plan will not be added (or added back, as applicable) to the aggregate number of Common Shares available under the plan, and (c) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be added (or added back, as applicable) to the aggregate number of Common Shares available under the plan. If, under the 2017 Amended Long-Term Incentive Plan, a participant has elected to give up the right to receive cash compensation in exchange for Common Shares based on fair market value, such Common Shares will not count against the aggregate limit under the plan. The 2017 Amended Long-Term Incentive Plan also eliminates certain “evergreen” limitations on outstanding shares from time to time that could be reserved for issuance with respect to Share Units or to individual participants, as those limits are no longer consistent with the finite share limit under the 2017 Amended Long-Term Incentive Plan. The 2017 Amended Long-Term Incentive Plan also eliminates certain TSX-related limitations on shares issuable to “insiders” (as defined in the rules of the TSX).

●	Non-Employee Director Compensation Limit: The 2017 Amended Long-Term Incentive Plan includes a limit on annual compensation for our non-employee directors. In no event will any non-employee director in any one calendar year be granted compensation, including cash compensation, for such service having an aggregate maximum value (measured at the grant date, as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of US$750,000. However, this limit does not apply to (a) distributions of previously deferred compensation under a deferred compensation plan maintained by the Company, (b) compensation received by the director in his or her capacity as an executive officer or employee of the Company or (iii) any compensation resulting from non-preferential dividends or dividend equivalents associated with outstanding equity awards.

●	Amendment Provisions: The 2017 Amended Long-Term Incentive Plan updates the amendment provisions to more closely align with the rules of The Nasdaq Stock Market (“Nasdaq”) and to reflect the fact that the Company’s Common Shares are no longer listed on the TSX. The amendment provisions are described below in the section titled “—Description of Other Material Terms of the 2017 Amended Long-Term Incentive Plan—Amendment and Termination.”

●	Nasdaq Exemptions. The 2017 Amended Long-Term Incentive Plan includes additional provisions to clarify that the Company may take advantage of the applicable Nasdaq exemptions to shareholder approval of equity compensation plans. In particular, the plan now clarifies that in the event that a company acquired by the Company or one of its subsidiaries or with which the Company or a subsidiary merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under the 2017 Amended Long-Term Incentive Plan, except that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or a subsidiary prior to such acquisition or merger.

●	Other Changes: The 2017 Amended Long-Term Incentive Plan includes certain other immaterial, clarifying revisions.

Why We Recommend That You Vote for this Resolution

The 2017 Amended Long-Term Incentive Plan authorizes the Board to provide equity-based compensation in the form of Options, restricted share units (“RSUs”), performance share units (“PSUs” and, collectively with RSUs, “Share Units”), and dividend equivalents, for the purpose of attracting and retaining non-employee directors and employees and certain other service providers of the Company and affiliated companies, and to provide to such persons incentives and rewards for service or performance. Some of the key features of the 2017 Amended Long-Term Incentive Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.

We believe our future success depends in part on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide equity-based awards under the 2017 Amended Long-Term Incentive Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors.

The use of Common Shares as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term shareholder value creation and reward participants based on service or the Company’s performance. As discussed in further detail in the “Executive Compensation” section below, equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other named executive officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of our Common Shares. Our equity compensation program also helps us to attract and retain talent, targeting individuals who are motivated by pay-for-performance.

The following includes aggregated information regarding our view of the overhang and dilution associated with the 2016 Incentive Stock Option Plan (the “Option Plan”) (under which no further grants could be made on or after November 9, 2017) and the existing 2017 Long-Term Incentive Plan, as well as the potential shareholder dilution that would result if the proposed share pool under the 2017 Amended Long-Term Incentive Plan is approved. The information below is as of February 9, 2026. As of that date, there were:

●	approximately 125,321,172 Common Shares outstanding;

●	outstanding Options for 4,852,500 Common Shares (approximately 3.87% of our outstanding Common Shares) (outstanding Options have an average exercise price of $3.78 and an average remaining term of 3.54 years); and

●	additional Common Shares of 7,679,617 available for future awards under the 2017 Amended Long-Term Incentive Plan (approximately 6.13% of our outstanding Common Shares).

Therefore, the sum of (1) the total number of Common Shares subject to outstanding awards (Options) plus (2) the total number of Common Shares available for future awards under the 2017 Long-Term Incentive Plan is 12,532,117

Common Shares as of February 9, 2026, representing an equity overhang (or the potential dilution if the 2017 Amended Long-Term Incentive Plan is not approved) of 10%.

As noted above, the “evergreen” share pool provisions of the existing 2017 Long-Term Incentive Plan will no longer apply upon the effectiveness of the 2017 Amended Long-Term Incentive Plan. Further, any shares subject to awards that we may grant under the existing 2017 Long-Term Incentive Plan after February 9, 2026 and prior to the effective date of the 2017 Amended Long-Term Incentive Plan will reduce the number of shares initially available under the 2017 Amended Long-Term Incentive Plan on a one-for-one basis. The proposed 11,300,000 Common Shares available for awards under the 2017 Amended Long-Term Incentive Plan represent approximately 9% of our outstanding Common Shares as of February 9, 2026, a percentage that reflects the simple dilution of holders of Common Shares that could occur if the 2017 Amended Long-Term Incentive Plan is approved. Factoring in both these Common Shares and the 4,852,500 Common Shares subject to outstanding awards, the approximate total overhang under the Option Plan and the 2017 Amended Long-Term Incentive Plan would be 16,152,500 Common Shares (or approximately 12.9% of the Common Shares outstanding as of February 9, 2026).

Based on the closing price on Nasdaq for our Common Shares on February 9, 2026, of $6.26 per share, the aggregate market value as of February 9, 2026, of the 11,300,000 Common Shares requested to be available for awards under the 2017 Amended Long-Term Incentive Plan as of that date was $70,738,000.

In fiscal years 2023, 2024, and 2025, we granted awards under the 2017 Long-Term Incentive Plan covering 578,000, 1,625,000, and 945,000 Common Shares, respectively.1 Based on our basic weighted average of Common Shares outstanding for those three years of 28,705,840, 34,320,024, and 45,072,895, respectively, for the three-fiscal-year period 2023 to 2025, our average burn rate, not taking into account forfeitures, was 2.9% (our individual year burn rates were 2.0% for fiscal 2023, 4.7% for fiscal 2024, and 2.1% for fiscal 2025).

In determining the number of Common Shares to request for approval under the 2017 Amended Long-Term Incentive Plan, our management team worked with the compensation committee’s independent compensation consultant and the Board to evaluate a number of factors, including our recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the 2017 Amended Long-Term Incentive Plan.

If the 2017 Amended Long-Term Incentive Plan is approved, we intend to utilize the shares authorized under the 2017 Amended Long-Term Incentive Plan to continue our practice of incentivizing key individuals through equity grants. As noted below, our Board would retain full discretion under the 2017 Amended Long-Term Incentive Plan to determine the number and amount of awards to be granted under the 2017 Amended Long-Term Incentive Plan, subject to the terms of the 2017 Amended Long-Term Incentive Plan, and future benefits that may be received by participants under the 2017 Amended Long-Term Incentive Plan are not determinable at this time.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute shareholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of shareholder interests, as described above.

In evaluating this proposal, shareholders may want to consider all of the information in this proposal.

The following description of the 2017 Amended Long-Term Incentive Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Schedule B.

Description of Other Material Terms of the 2017 Amended Long-Term Incentive Plan

Effectiveness

If approved by the shareholders at the Meeting, the 2017 Amended Long-Term Incentive Plan will become effective on the date of the Meeting and will be the only current equity-based compensation plan under which grants currently are expected to be made by the Company.

1 As noted above, the Company completed the Reverse Stock Split on March 17, 2023. For purposes of comparability across fiscal years, all Common Share amounts in this proposal with respect to fiscal years prior to 2023 represent the original amounts adjusted to reflect the Reverse Stock Split. With respect to the number of awards granted in fiscal 2023, any actual grants made prior to the Reverse Stock Split have also been adjusted.

Eligibility

Under the 2017 Amended Long-Term Incentive Plan, the Board may in its discretion from time-to-time grant Options and Share Units (in the form of RSUs and PSUs) to directors, employees and certain other service providers (as defined in the 2017 Amended Long-Term Incentive Plan) of the Company and affiliated entities selected by the Board. As of February 9, 2026, the Company and its affiliated entities had 15 employees, 3 other service providers and 6 independent directors. The basis for participation in the 2017 Amended Long-Term Incentive Plan is selection for participation by the plan administrator.

Administration

The 2017 Amended Long-Term Incentive Plan will generally be administered by the Board, which will have full and complete discretionary authority to, among other things, and subject to the express limitations under the 2017 Amended Long-Term Incentive Plan: (1) interpret the 2017 Amended Long-Term Incentive Plan and grant agreements thereunder; (2) determine the eligible persons who may receive grants under the 2017 Amended Long-Term Incentive Plan and the terms of such grants (including the number of Common Shares subject to such grants or the value of such grants and the applicable vesting conditions); and (3) amend the terms of a grant agreement or other documents evidencing grants. The Board may, in its discretion, but subject to applicable law and stock exchange requirements, delegate its powers under the 2017 Amended Long-Term Incentive Plan to a committee of the Board, or to a person or persons, as it may determine from time to time. However, the Board will not delegate any such powers with respect to the grant, amendment, administration or settlement of any award to the extent delegation is not consistent with applicable law or stock exchange requirements, and provided that the composition of the committee of the Board, person or persons, as the case may be, will comply with applicable law and stock exchange requirements. Further, provided it complies with 2017 Amended Long-Term Incentive Plan, the Board may appoint or engage a trustee, custodian or administrator to administer or implement the 2017 Amended Long-Term Incentive Plan or any aspect of it.

Share Limits

The share limits under the 2017 Amended Long-Term Incentive Plan are described above in the section titled “—Summary of Material Changes from the Existing 2017 Amended Long-Term Incentive Plan.”

Subject to applicable law and stock exchange requirements, in the event of any change in or impact to the Common Shares by reason of any dividend (other than dividends in the ordinary course), split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, combination or exchange of Common Shares or distribution of rights to holders of Common Shares or any other relevant changes to or impact to the authorized or issued capital of the Company, if the Board determines that an equitable adjustment should be made, such adjustment shall be made by the Board to (1) the number of Common Shares subject to the 2017 Amended Long-Term Incentive Plan, (2) the securities into which the Common Shares are changed or are convertible or exchangeable, (3) any Options then outstanding, (4) the exercise price in respect of such Options, (5) the number of Share Units outstanding under the 2017 Amended Long-Term Incentive Plan, and/or (6) other award terms. However, any such adjustment to the number of Incentive Stock Options that may be issued or transferred under the 2017 Amended Long-Term Incentive Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Moreover, in the event of any such transaction or event or in the event of a change in control (as defined in the 2017 Amended Long-Term Incentive Plan), the Board may provide in substitution for any or all outstanding grants under the 2017 Amended Long-Term Incentive Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the United States Internal Revenue Code (if applicable); provided that, with respect to any award that is, or is intended to be, subject to Section 7 of the Income Tax Act (Canada) (the “Tax Act”), any substitution of such award for another award must comply with the requirements of Section 7(1.4) of the Tax Act and any settlement of such award for a cash payment must comply with the requirements of Section 7(1)(b) of the Tax Act. In addition, for each Option with an exercise price greater than the consideration offered in connection with any such transaction or event or change in control, the Board may in its discretion elect to cancel such Option without any payment to the person holding such Option.

Performance Conditions

Grants under the 2017 Amended Long-Term Incentive Plan may be subject to performance-based vesting conditions, which may consist of such financial, personal, operational, transaction-based or other performance criteria as may be determined by the Board and set out in an applicable grant agreement. Performance-based vesting conditions may apply to an individual participant or to the Company, an affiliate, the Company and its affiliates as a whole, a business unit of the Company or group comprised of the Company and some affiliates or a group of affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group or index, or otherwise, provided that the performance period for measurement or achievement of any such performance criteria (or incremental element thereof) will in all events exceed one year. When establishing performance-based vesting conditions, the Board may exclude any or all “extraordinary items” as determined under applicable accounting standards. The Board may provide that performance-based vesting conditions will be adjusted to reflect events occurring during the performance period that affect the applicable performance-based vesting condition.

Options

Options granted under the 2017 Amended Long-Term Incentive Plan will specify the maximum number of Common Shares that the participant may purchase under the Options. Vesting will be based on continued service and may be exercised during a period determined by the Board, which may not exceed ten years (except in certain situations connection with a blackout period, as further described below). The exercise price for each share subject to an Option shall be fixed by the Board but, except with respect to certain awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with the Company or any of its affiliates, under no circumstances shall it be less than 100% of the closing price per Common Share on the trading day immediately preceding such date (the “Market Price”) on the grant date on the primary stock exchange on which the greatest volume of trading of the Common Shares occurred during the immediately preceding 20 trading days. The exercise of Options may be subject to vesting conditions, including specific time schedules for vesting and performance-based conditions. Generally, a participant’s notice of exercise of an Option must be accompanied by payment of the exercise price. However, upon prior approval of the Board, a participant may elect for a “cashless exercise” of Options, whereby a Participant can receive in Common Shares the net value of an Option that is exercised without paying the exercise price directly. A “cashless exercise” entitles the Participant to Common Shares equal to the number determined by dividing (a) the difference between the Market Price (calculated as at the date of settlement) and the exercise price of such Option by (b) the Market Price (calculated as at the date of settlement). Options granted under the 2017 Amended Long-Term Incentive Plan may not provide for dividends or dividend equivalents.

If the normal expiry date for Options granted under the 2017 Amended Long-Term Incentive Plan (other than an Incentive Stock Option or an Option held by a U.S. taxpayer) falls within a blackout period or within ten business days following the end of a blackout period, then the expiry date of the Option will, without any further action, be extended to the date that is ten business days following the end of the blackout period. For this purpose, a “blackout period” is a period of time when, pursuant to any policies of the Company, any securities of the Company may not be traded by certain persons as designated by the Company, including any holder of a grant.

Options granted under the 2017 Amended Long-Term Incentive Plan that are intended to qualify as “incentive stock options” under Section 422 of the United States Internal Revenue Code (“Incentive Stock Options”) are subject to additional limitations as further described in the 2017 Amended Long-Term Incentive Plan.

Upon a participant’s termination for cause (as defined in the 2017 Amended Long-Term Incentive Plan), subject to applicable law, any and all outstanding Options whether vested or unvested are forfeited immediately. Except as otherwise provided in the applicable grant agreement, and subject to applicable law, upon a participant’s termination without cause, all vested Options are exercisable for 120 days and all unvested Options are forfeited immediately. Upon a participant’s resignation, except as otherwise provided in the applicable grant agreement, and subject to applicable law, all vested Options are exercisable for 90 days and all unvested Options are immediately forfeited. Upon a participant’s death or disability (as defined in the 2017 Amended Long-Term Incentive Plan), except as provided in the applicable grant agreement, and subject to applicable law, all unvested Options are forfeited immediately, and all vested Options will continue to be exercisable for 12 months from the date of death or disability.

The Board may extend the period for exercise of a participant’s Options on the participant’s termination or disability, but not beyond the original expiry date, and/or allow for continued vesting of the participant’s Options during the period for exercise or a portion of it. Notwithstanding the above, other than on a termination due to disability or death, Incentive Stock Options will not be exercisable for longer than three months following the date of termination.

Share Units

Under the 2017 Amended Long-Term Incentive Plan, eligible participants may be allocated Share Units in the form of PSUs or RSUs, which represent the right to receive an equivalent number of Common Shares or amount of cash upon vesting. The issuance of such Common Shares may be subject to vesting requirements similar to those described above with respect to the exercisability of Options, including such time or performance-based conditions as may be determined from time to time by the Board in its discretion. The 2017 Amended Long-Term Incentive Plan provides for the express designation of Share Units as either RSUs, which have primarily time-based vesting conditions or PSUs, which have primarily performance-based vesting conditions over a specified period. To date, the Company has not allocated any Share Units under the 2017 Amended Long-Term Incentive Plan. The number of PSUs subject to a PSU grant may be subject to adjustment to reflect changes in compensation, job duties or other factors.

Except as otherwise provided in the applicable grant agreement, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Common Shares to shareholders of record as of a record date occurring during the period from the grant date to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, will be credited to the participant who is a party to such grant agreement. The number of such additional RSUs or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such participant if the RSUs or PSUs held by the participant had been Common Shares by the market price on the date on which the dividends or distributions were paid on the Common Shares. Such additional RSUs or PSUs granted to a participant will be subject to the same terms and conditions, including vesting and settlement terms, as the corresponding RSUs or PSUs, as the case may be.

Upon a participant’s termination for cause, all unvested Share Units are forfeited immediately. Subject to the terms of the applicable grant agreement or as determined by the Board, and subject to applicable law, upon a participant’s resignation, all unvested Share Units will be forfeited. Subject to the terms of the applicable grant or as determined by the Board, and subject to applicable law, upon a participant’s termination without cause or due to death or disability, all vested Share Units will be paid to the participant or the participant’s estate, as applicable, and any unvested Share Units will be immediately forfeited, provided that any unvested Share Units that are subject to performance-based vesting conditions that are capable of being partially performed, in the Board’s discretion, will become vested on a pro rata basis to reflect the degree to which the condition has been satisfied (in all cases subject to the terms of the applicable grant). The Board may, at the time of termination or disability, extend the period for vesting of Share Units, but not beyond the original end of the applicable vesting period, or accelerate the vesting of Share Units, subject to applicable limitations under United States tax law.

Change in Control

The vesting of outstanding awards will be accelerated in connection with a change in control if a participant’s service is terminated (other than for cause (as defined in the 2017 Amended Long-Term Incentive Plan)) or he or she resigns for good reason (as defined in the 2017 Amended Long-Term Incentive Plan), in either case, within one year of the change of control. If any Share Units are subject to performance-based vesting conditions, then the vesting of such Share Units shall accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting will be accelerated on a pro rata basis to reflect the degree to which the performance condition has been satisfied, as determined by the Board.

Transfers

The interest of any participant under the 2017 Amended Long-Term Incentive Plan is generally not transferable or assignable, other than by testamentary disposition by the participant or the laws of intestate succession. In no event will any grant under the 2017 Amended Long-Term Incentive Plan be transferred for value. However, the 2017 Amended Long-Term Incentive Plan does provide that with respect to a participant who is not a U.S. taxpayer, the

Board may provide that the participant may assign his or her rights (a) in the case of a transfer without the payment of any consideration, to the participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with the participant due to adoption and any entity in which these persons (or the participant) own more than 50 percent of the voting interests and (b) to an entity in which more than 50 percent of the voting interests are owned by these persons (or the participant) in exchange for an interest in that entity. In the event of such transfer or assignment, the grant will generally remain subject to substantially the same terms as were applicable while held by the participant to whom it was granted. With respect to participants who are U.S. taxpayers, the Board may permit the participant to transfer Options that are not Incentive Stock Options (“Nonqualified Stock Options”) to any “family member” in accordance with Form S-8 Registration Statement under the Securities Act of 1933. However, U.S. taxpayers cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

Clawback

All grants under the 2017 Amended Long-Term Incentive Plan are subject to a clawback (as further described in the 2017 Amended Long-Term Incentive Plan) by the Company, as determined by the Board, in its sole discretion, in the event: (a) the participant fails to comply with any restrictive covenants; (b) the participant is terminated for cause, or the Board reasonably determines after termination that the participant could have been terminated for cause; (c) the Board reasonably determines that the participant engaged in conduct that caused material financial or reputational harm to the Company or engaged in gross negligence, willful misconduct or fraud in the performance of their duties; or (d) the Company’s financial statements are required to be restated (subject to certain exceptions described in the 2017 Amended Long-Term Incentive Plan) and such restatement discloses materially worse financial results in the opinion of the Board.

In addition, any grant agreement under the 2017 Amended Long-Term Incentive Plan may also provide for the cancellation or forfeiture of a grant or the forfeiture and repayment to the Company of any gain or earnings related to a grant, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Board in accordance with in accordance with (a) any Company clawback or recoupment policy or policies as adopted from time to time, including any policy that is adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise (in each case, the “Clawback Policy”), or (b) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002 (“SOX”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting awards under the 2017 Amended Long-Term Incentive Plan participants consent to be bound by the terms of the Clawback Policy, if applicable, and agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company in its efforts to recover or recoup any award, any gains or earnings related to any award, or any other amount paid under the 2017 Amended Long-Term Incentive Plan or otherwise subject to clawback or recoupment pursuant to such laws, rules, regulations, stock exchange listing standards or Company policy.

Amendment and Termination

The Board may at any time and from time to time amend the 2017 Amended Long-Term Incentive Plan in whole or in part. However, if an amendment to the 2017 Amended Long-Term Incentive Plan, for purposes of applicable stock exchange rules and except as permitted under the equitable adjustment provisions of the 2017 Amended Long-Term Incentive Plan, (i) would materially increase the benefits accruing to participants under the plan, (ii) would materially increase the number of securities which may be issued under the plan, (iii) would materially modify the requirements for participation in the plan, or (iv) must otherwise be approved by the shareholders of the Company in order to comply with applicable law or stock exchange requirements, all as determined by the Board, then, such amendment will be subject to approval by the Company’s shareholders and will not be effective unless and until such approval has been obtained.

Except in connection with a corporate transaction or event described in the equitable adjustment provisions of the 2017 Amended Long-Term Incentive Plan or in connection with a change in control (as defined in the 2017 Amended Long-Term Incentive Plan), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options, or cancel outstanding “underwater” Options (including following a participant’s voluntary surrender of “underwater” Options) in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without approval by the Company’s shareholders. This requirement is intended to prohibit the repricing of “underwater” Options and will not be construed to prohibit the adjustments provided for in the equitable adjustment provisions of the 2017 Amended Long-Term Incentive Plan. This requirement may not be amended without approval by the Company’s shareholders.

Subject to the terms of the 2017 Amended Long-Term Incentive Plan, the Board may amend the terms of any award theretofore granted under such plan prospectively or retroactively. Except for adjustments made pursuant to the equitable adjustment provisions of the 2017 Amended Long-Term Incentive Plan, no such amendment will materially impair the rights of any participant without his or her consent. The Board may, in its discretion, terminate the 2017 Amended Long-Term Incentive Plan at any time. Termination of the plan will not affect the rights of participants or their successors under any awards outstanding under the plan and not exercised in full on the date of termination.

The 2017 Amended Long-Term Incentive Plan will remain in effect, unless sooner terminated, until the tenth anniversary of its effective date. After the 2017 Amended Long-Term Incentive Plan is terminated, grants previously made will remain outstanding in accordance with their applicable terms and conditions and the 2017 Amended Long-Term Incentive Plan’s terms and conditions.

Other Provisions

For U.S. taxpayers, the 2017 Amended Long-Term Incentive Plan includes certain additional limitations intended to comply with or secure an exemption from Section 409A of the United States Internal Revenue Code.

Substitute and Assumed Awards

Common Shares issued or transferred under awards granted under the 2017 Amended Long-Term Incentive Plan in substitution for or conversion of, or in connection with an assumption of, awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other 2017 Amended Long-Term Incentive Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2017 Amended Long-Term Incentive Plan under circumstances further described in the 2017 Amended Long-Term Incentive Plan, but will not count against the aggregate share limit or other 2017 Amended Long-Term Incentive Plan limits described above.

Withholdings

The Company or an affiliate of the Company will withhold or cause to be withheld from any amount payable to a participant, either under the 2017 Amended Long-Term Incentive Plan, or otherwise, such amount as may be necessary to permit the Company or the affiliate, as applicable, to comply with applicable obligation sunder any federal, provincial, state or local law relating to the withholding of tax or other required deductions. Subject to applicable law and stock exchange requirements, the Company and any affiliate of the Company may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Board may determine in its sole discretion, by (1) requiring such participant to sell any Common Shares and retaining any amount payable which would otherwise be provided or paid to such participant in connection with any such sale, or (2) requiring, as a condition to the delivery of Common Shares hereunder, that such participant make such arrangements as the Board may require so that the Company and its affiliates can satisfy such withholding obligations, including requiring such participant to remit an amount to the Company or an affiliate in advance, or reimburse the Company or any affiliate for, any such withholding obligations.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be granted in the future under the 2017 Amended Long-Term Incentive Plan because the grant and actual payout of awards under the 2017 Amended Long-Term Incentive Plan are subject to the discretion of the plan administrator.

The following table shows, as to each named executive officer and the various indicated groups, the aggregate number of Option awards granted under the 2017 Long-Term Incentive Plan from inception through February 9, 2026:

Name	Number of Options Granted
Named Executive Officers:
Mark A. Smith, Chief Executive Officer, President	1,235,000
Scott Honan, Chief Operating Officer	760,000
Neal Shah, Chief Financial Officer	760,000
All current executive officers as a group	3,615,000
All current non-executive directors as a group	1,282,500
Each nominee for election as a director (other than Mark A. Smith):
Anthony W. Fulton	50,000
Nilsa Guerrero-Mahon	390,000
Peter Oliver	250,000
Dean C. Kehler	150,000
Michael G. Maselli	150,000
Each associate of any of the foregoing	0
Each other person who received at least 5% of all Options granted	0
All employees, excluding current executive officers	1,034,500

U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences to participants who are U.S. taxpayers of certain transactions under the 2017 Amended Long-Term Incentive Plan based on U.S. federal income tax laws in effect. This summary, which is presented for the information of shareholders considering how to vote on this proposal and not for 2017 Amended Long-Term Incentive Plan participants, is not intended to be complete and does not describe U.S. federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local, provincial, or other non-U.S. tax consequences, or any tax consequences for non-U.S. taxpayers.

Tax Consequences to Participants
Nonqualified Stock Options. In general:

●	no income will be recognized by a participant at the time a Nonqualified Stock Option is granted;

●	at the time of exercise of a Nonqualified Stock Option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

●	at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by a participant upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If Common Shares are issued to the participant pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss.

If Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Restricted Share Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the amount of cash received and the fair market value of unrestricted Common Shares on the date that such cash or shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Share Units. No income generally will be recognized upon the grant of PSUs. Upon payment in respect of the earn-out of PSUs, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received.

Tax Consequences to the Company or its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services (to the extent it is a U.S. taxpayer) will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the United States Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the United States Internal Revenue Code.

Registration with the SEC

We previously filed a Registration Statement on Form S-8 relating to the issuance of Common Shares under the 2017 Long-Term Incentive Plan with the SEC pursuant to the Securities Act of 1933, as amended. As and when necessary, we expect to file one or more additional Registration Statements on Form S-8 to register additional Common Shares for issuance or transfer under the 2017 Amended Long-Term Incentive Plan.

Shareholder Approval

The shareholders will be asked to approve the 2017 Amended Long-Term Incentive Plan. At the Meeting, shareholders will be asked to consider and, if thought fit, pass the resolution set out below, approving the implementation of the 2017 Amended Long-Term Incentive Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	The Amended and Restated NioCorp Developments Ltd. Long Term Incentive Plan, substantially as described in and appended as Schedule B to the Company’s Management Information and Proxy Circular in

respect of the annual general meeting of shareholders of the Company held on April 6, 2026 (the “Meeting”), is hereby authorized and approved to be effective from the date of the Meeting.
2.	Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

To be approved, the resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.

The Board recommends a vote “FOR” the resolution approving the adoption of the 2017 Amended Long-Term Incentive Plan.

VI – APPROVE AMENDMENT AND EXTENSION OF COMPANY’S SHAREHOLDER RIGHTS PLAN

At the Meeting, Shareholders will be asked to consider and, if deemed appropriate, to approve the amendment and extension of the shareholder rights plan (the “Rights Plan”) as originally established pursuant to a shareholder rights plan agreement dated November 21, 2025 (the “Original Rights Plan Agreement”) between the Company and Computershare Investor Services Inc., as rights agent (or any successor rights agent) (the “Rights Agent”). The Original Rights Plan Agreement was adopted for a six-month term and became effective following Board approval on November 21, 2025. At a meeting of the Board held on February 5, 2026, the Board approved, subject to approval by shareholders, the adoption of an amended and restated shareholder rights plan agreement (the “Amended Rights Plan Agreement”) to be entered into between the Company and the Rights Agent. A copy of the Amended Rights Plan Agreement is attached as Schedule C to this Information Circular.

Objectives and Background of the Rights Plan

The Rights Plan pursuant to the Original Rights Plan Agreement has an initial term of six months and will expire on May 21, 2026, or earlier upon the redemption of the Rights (as defined below) or, provided that a Flip-In Event (as defined below) has not occurred, at such date or time as the Board may determine in its sole discretion (the “Expiration Time”). The Board believes it is in the best interest of the Company and its shareholders to adopt the Amended Rights Plan Agreement, which amends the definition of the Expiration Time of the Rights Plan to be 5:00 p.m. (Toronto Time) on the date of the Company’s annual general meeting of shareholders held in 2027, or earlier upon the redemption of the Rights, or provided that a Flip-In Event has not occurred, at such date or time as the Board may determine in its sole discretion. To be effective, the resolution approving the amendment and extension of the Rights Plan must be passed by a majority of the holders of the votes cast at the Meeting.

Background

On November 21, 2025, the Board approved the Company’s limited-duration Rights Plan as set forth in the Original Rights Plan Agreement, by and between the Company and the Rights Agent. The Board adopted the Rights Plan to help ensure that all shareholders of the Company are treated equally and fairly in the event of any unsolicited take-over bid or other attempt to acquire control of the Company (including by way of a “creeping take-over bid”), which is a bid where the buyer crosses over the 20% ownership threshold through one or more acquisitions that are exempt from the Canadian take-over bid rules. In respect of such transactions, the Rights Plan is intended to, among other things:

●	encourage potential bidders to treat the Company’s shareholders fairly and equally and preserve control premiums and value for shareholders; and

●	provide the Board and shareholders adequate time to appropriately respond on an informed basis.

The Rights Plan was not adopted in response to any specific take-over bid or other proposal to acquire control of the Company, and the Company is not aware of any such pending or contemplated take-over bid or other proposal.

Summary of the Rights Plan

The following is a summary of the principal terms of the Rights Plan, which is qualified in its entirety by reference to the text of the Amended Rights Plan Agreement.

Effective Date and Term

The Rights Plan became effective on November 21, 2025 (the “Effective Date”), after approval by the Board on November 21, 2025.

If the amendment and extension of the Rights Plan is not approved by shareholders at the Meeting, the Rights Plan will expire on May 21, 2026, or earlier upon the redemption of the Rights or, provided that a Flip-in Event has not occurred, at such date or time as the Board may determine in its sole discretion. If the amendment and extension of the Rights Plan is approved by shareholders, the Rights Plan will expire as of 5:00 p.m. (Toronto time) on the date of the Company’s annual general meeting of shareholders held in 2027, at which time the Rights will expire, unless prior to that date, the Rights are redeemed or, provided that a Flip-in Event has not occurred, the Board elects to earlier terminate the Rights Plan.

Issue of Rights

At the close of business on December 4, 2025 (the “Record Time”), one right (a “Right”) was issued and attached to each Common Share outstanding as at the Record Time. Thereafter, one Right will attach to each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time.

Rights Exercise Privilege

The Rights are not exercisable initially. The Rights generally separate from the Common Shares and become exercisable (A) ten trading days after the earlier of (i) the first date of public announcement or disclosure by the Company or an Acquiring Person (defined below) of facts indicating that a person has become an Acquiring Person (such date being the “Stock Acquisition Date”), (ii) the date of the commencement of or first public announcement or disclosure of the current intention of any person (other than the Company or any of its subsidiaries) to commence a take-over bid which would result in such person becoming the Beneficial Owner (as defined in the Amended Rights Plan Agreement) of 20% or more of the outstanding Common Shares and any other shares in the capital of the Company entitled to vote generally in the election of directors (collectively, “Voting Shares”), other than pursuant to a Permitted Bid or a Competing Permitted Bid (each as defined below), and (iii) the date on which a Permitted Bid or a Competing Permitted Bid ceases to qualify as such, or (B) such later time as may be determined by the Board (in any such case, the “Separation Time”). From and after the Separation Time and prior to the Expiration Time, each Right will entitle the holder thereof to purchase one Common Share for the Exercise Price (as defined in the Amended Rights Plan Agreement) as at the business day immediately preceding the Separation Time, subject to certain adjustments, including in connection with a Flip-in Event, as described below. The transaction or event in or pursuant to which any person (an “Acquiring Person”) becomes the Beneficial Owner of 20% of the outstanding Voting Shares, other than by way of a Permitted Bid or a transaction otherwise permitted by the Rights Plan, is referred to as a “Flip-in Event.”

Any Rights held by an Acquiring Person (or any Affiliate or Associate (as each such term is defined in the Amended Rights Plan Agreement) of an Acquiring Person or any other person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other person) will become null and void upon the occurrence of a Flip-in Event. Ten trading days after the Stock Acquisition Date, each Right (excluding Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other person or certain transferees) which have become void) will permit the purchase of that number of Common Shares having an aggregate Market Price (as defined in the Amended Rights Plan Agreement) on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price. The “Exercise Price” is defined, for the period from and after the Separation Time, as an amount equal to three (3) times the Market Price per Common Share determined as at the Separation Time. For instance, if the Market Price at the Separation Time is $10 per share, the Exercise Price would be $30 and each Right would entitle the holder to acquire Common Shares having an aggregate Market Price on the date of consummation or occurrence of a Flip-in Event of $60 (i.e., twice the Exercise Price [2 x $30]) in exchange for cash consideration equal to the Exercise Price. In effect, each shareholder (other than an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other person or certain transferees)) will have the right, upon the occurrence of a

Flip-in Event, to acquire six (6) Common Shares at a price equal to $30 (or 50% of the Market Price, as determined for the purposes of the Rights Plan), assuming the Market Price per Common Share on the date of consummation or occurrence of a Flip-in Event is $10.

The Amended Rights Plan Agreement provides for certain adjustments to the Exercise Price and the number of Rights outstanding upon the occurrence of certain events, including, without limitation, the declaration or payment of a stock dividend on the Common Shares, the subdivision or consolidation of the outstanding Common Shares, and the fixing of a record date for distributions to all holders of Common Shares.

Trading of Rights

Until the Separation Time, the Rights will be evidenced by the certificates or book entries representing the associated Common Shares and will be transferable only together with the associated Common Shares. Promptly following the Separation Time, the Company will determine whether it wishes to issue separate certificates evidencing the Rights (“Rights Certificates”) or whether it will maintain the Rights in book entry form. If the Company decides to maintain Rights in book entry form, it will put in place such alternative procedures as are determined necessary in consultation with the Rights Agent for the Rights to be maintained in book entry form. In the event that the Company determines to issue Rights Certificates, then promptly following the Separation Time, Rights Certificates will be sent to holders of record of Common Shares (other than an Acquiring Person or certain transferees) as of the Separation Time. Rights Certificates will also be issued for Rights in respect of Common Shares issued after the Separation Time and before the Expiration Time, to each holder (other than an Acquiring Person or certain transferees) converting securities that are exchangeable for Common Shares after the Separation Time. Rights will trade separately from the Common Shares after the Separation Time.

Permitted Lock-up Agreements

A bidder may enter into lock-up agreements (a “Permitted Lock-Up Agreement”) with shareholders whereby such shareholders agree to deposit or tender their Voting Shares and/or Convertible Securities (as defined in the Amended Rights Plan Agreement) to a take-over bid (the “Lock-Up Bid”) without a Flip-in Event occurring, because such Voting Shares and/or Convertible Securities will not be deemed to be beneficially owned by the bidder for purposes of the Amended Rights Plan Agreement.

Such Permitted Lock-Up Agreement must be publicly disclosed and permit the shareholder to terminate its obligation to deposit or tender Voting Shares and/or Convertible Securities or not to withdraw its securities from the Permitted Lock-Up Agreement in order to deposit or tender the Voting Shares and/or Convertible Shares to another take-over bid or support another transaction that in either case (A)(i) will provide a greater price or value to the shareholder than the Lock-Up Bid or (ii) contains an offer price or value for each Voting Share or Convertible Security that exceeds by as much as or more than a specified amount, which specified amount may not be greater than 7% of the price or value to the shareholder of the Lock-Up Bid, and (B) if the number of Voting Shares or Convertible Securities to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares or Convertible Securities held by Independent Shareholders (as defined below), the number of Voting Shares or Convertible Securities to be purchased under such other take-over bid or transaction at a price or value that is not less than the Lock-Up Bid (i) will be greater than the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid or (ii) exceeds the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid by as much or more than a specified amount, which specified amount may not be greater than 7% of the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid.

In addition, such Permitted Lock-Up Agreement must provide that no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed, in the aggregate, the greater of (i) the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-Up Bid to such shareholder and (ii) 50% of the increase in the consideration received under another take-over bid or transaction shall be payable by the shareholder if the shareholder fails to deposit or tender its securities to the Lock-Up Bid, withdraws Voting Shares and/or Convertible Securities previously deposited or tendered thereto or supports another transaction.

Permitted Bid Requirements

A “Permitted Bid” is a take-over bid, made by an Offeror (as defined below) by way of take-over bid circular, which also complies with the following additional provisions:

●	the take-over bid is made to all holders of Voting Shares on the books of the Company, other than the Offeror;

●	the take-over bid contains an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the take-over bid unless more than 50% of the Voting Shares held by Independent Shareholders (i) shall have been deposited or tendered pursuant to the take-over bid and not withdrawn and (ii) have previously been or are taken up at the same time;

●	the take-over bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the take-over bid prior to the close of business on the date that is not less than (i) 105 days following the date of the take-over bid or (ii) the last day of such shorter minimum deposit period for which a take-over bid (that is not exempt from any requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposits of securities, in the applicable circumstances at such time, pursuant to section 2.28.2 or section 2.28.3 of NI 62-104;

●	the take-over bid contains an irrevocable and unqualified provision that unless the take-over bid is withdrawn, Voting Shares and/or Convertible Securities may be deposited or tendered pursuant to such take-over bid at any time during the period of time between the date of the take-over bid and the date on which Voting Shares may be taken up and paid for and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn until taken up and paid for; and

●	the take-over bid contains an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid for under the take-over bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, the Offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than ten days from the date of such public announcement.

For purposes of the Amended Rights Plan Agreement, (i) should a take-over bid which qualified as a Permitted Bid cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares and/or Convertible Securities made pursuant to such take-over bid shall not be a Permitted Bid Acquisition (as defined in the Amended Rights Plan Agreement) and (ii) the term “Permitted Bid” shall include a Competing Permitted Bid.

“Independent Shareholders” is defined in the Amended Rights Plan Agreement as holders of outstanding Voting Shares, other than any Acquiring Person, any person that is making or has announced a current intention to make a take-over bid but only so long as the take-over bid so announced or made has not been withdrawn or terminated or has not expired (an “Offeror”) (other than a person who by virtue of the exception for investment advisors described below is not deemed to beneficially own the Voting Shares held by such person for purposes of the Amended Rights Plan Agreement), Affiliates or Associates of an Acquiring Person or Offeror, any person acting jointly or in concert with such Acquiring Person or Offeror (which excludes customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities of the Company, pledges of securities in the ordinary course of business and Permitted Lock-Up Agreements) and any employee benefit, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Company or a subsidiary, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be deposited or tendered to a take-over bid.

The Rights Plan allows for a Competing Permitted Bid to be made while a Permitted Bid is in existence. A “Competing Permitted Bid” is a take-over bid that:

●	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid;

●	complies with all of the provisions of a Permitted Bid other than the condition set forth in the third bullet of the definition of a Permitted Bid above; and

●	contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on the date that is no earlier than the date on which Voting Shares may be taken up under any Permitted Bid (determined as of the date of making the take-over bid, assuming no amendment or variation to the terms and satisfaction of all conditions to the completion of the Permitted Bid) that preceded the Competing Permitted Bid;

provided that, should a Competing Permitted Bid cease to be a Competing Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, then any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares made prior to such time, shall not be a Permitted Bid Acquisition.

Waiver

The Board, acting in good faith, may, until the occurrence of a Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event where it would occur by reason of a take-over bid which is made by a take-over bid circular sent to all holders of Voting Shares.

Where the Board exercises such waiver power for a particular Flip-in Event, the Board shall be deemed to have exercised such waiver power to any other Flip-in Events subsequently occurring by reason of a take-over bid which is made by means of a take-over bid circular to all holders of Voting Shares prior to the expiry of any other bid for which the Rights Plan is, or is deemed to have been, waived.

The Board may, in respect of any Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event where the Board has determined within ten trading days following a Stock Acquisition Date that the Acquiring Person became an Acquiring Person by inadvertence and without any intent or knowledge that it would become an Acquiring Person and such person has reduced its beneficial ownership within fourteen days after the foregoing determination by the Board such that it is no longer an Acquiring Person.

The Board, acting in good faith, may, with the approval of a majority of votes cast by the Independent Shareholders voting in person or by proxy at a meeting duly called for that purpose, determine, at any time prior to the occurrence of a Flip-in Event, to waive the application of the Rights Plan for any Flip-in Event.

Redemption

The Board, with prior approval of the holders of Voting Shares or the holders of Rights, at any time prior to the occurrence of a Flip-in Event, may redeem all of the then outstanding Rights at a price of $0.00001 each, subject to adjustment.

Amendment

The Board may amend the Amended Rights Plan Agreement with the prior approval of the holders of Voting Shares (or holders of Rights if the Separation Time has occurred).

The Board, without such approval, may make amendments to the Amended Rights Plan Agreement to correct any clerical or typographical error, which are required to maintain the validity of the Amended Rights Plan Agreement as a result of any change in any applicable legislation or regulations or rules thereunder, or to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising thereunder, provided that such action shall not adversely affect the interests of the holders of Voting Shares or Rights in any material respect.

Exception for Investment Advisors

Investment managers (for client accounts), trust companies (acting in their capacity as trustees or administrators or in a similar capacity), statutory bodies managing investment funds (for employee benefit plans, pension plans, insurance plans or various public bodies) and registered pension funds or plans and their administrators or trustees who become the Beneficial Owner of 20% or more of the outstanding Voting Shares are exempted from triggering a Flip-in Event, provided that they are not making and have not announced an intention to make, a take-over bid, alone or by acting jointly or in concert with any other person.

Shareholder Approval

At the Meeting, shareholders will be asked to approve the amendment and extension of the Rights Plan by a majority of the votes cast thereon. Shareholders will be asked to consider and, if deemed advisable, to approve the following resolution:

BE IT RESOLVED that:

1.	The Amended and Restated Shareholder Rights Plan Agreement to be dated April 6, 2026 between the Company and Computershare Investor Services Inc., as rights agent (the “Amended Rights Plan Agreement”), in the form attached as Schedule C to the Company’s Management Information and Proxy Circular in respect of the annual general meeting of shareholders of the Company held on April 6, 2026, be and is hereby authorized and approved, such that the amendments to the original shareholder rights plan agreement dated November 21, 2025, including the extension of the expiration time of the Rights Plan to 5:00 p.m. (Toronto time) on the date of the Company’s annual general meeting of shareholders held in 2027, or earlier upon the redemption of the rights, or provided that a Flip-In Event (as defined in the Amended Rights Plan Agreement) has not occurred, at such date or time as the Company’s Board of Directors may determine in its sole discretion, is hereby authorized, approved and confirmed; and

2.	Any one director or officer of the Company, be, and each of them is hereby, authorized and directed for and on behalf, and in the name, of the Company, to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to give effect to this resolution.

The Board recommends a vote “FOR” the approval of the amendment and extension of the Rights Plan as set out in the Amended Rights Plan Agreement. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the amendment and extension of the Rights Plan as set out in the Amended Rights Plan Agreement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines that apply to all Canadian public companies. The Company has reviewed its own corporate governance practices in light of these guidelines. In certain cases, the Company’s practices comply with the guidelines; however, the Board considers some of the guidelines not to be suitable for the Company at its current stage of development, and therefore, these guidelines have not been adopted at this time. The Board will consider the matter in the future as the Company’s development progresses, and such guidelines may be applicable to the Company’s then-level of development. National Instrument 58-101 (“NI 58-101”) mandates disclosure of corporate governance practices for non-Venture Issuers in Form 58-101F1, which disclosure is set out below. The Company is also required to comply with the provisions of Sarbanes-Oxley Act of 2002 (“SOX”) and the applicable rules adopted by the SEC pursuant to SOX, as well as the Nasdaq Listing Rules. Maintaining a high standard of corporate governance is a priority for the Board and the Company’s management as both believe that effective corporate governance will help create and maintain shareholder value in the long term. A description of the Company’s corporate governance practices is set out below.

Director Independence

As of February 9, 2026, the Company’s Board consists of Messrs. Smith, Fulton, Beling, Oliver, Kehler, and Maselli and Ms. Guerrero-Mahon. The Company utilizes the definition of “independent” as it is set forth in Nasdaq Listing Rule 5605(a)(2) (“Rule 5605(a)(2)”) and National Instrument 52-110 Audit Committees (“NI 52-110”). Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships). Currently, Messrs. Fulton, Beling, Oliver, Kehler, and Maselli and Ms. Guerrero-Mahon are considered independent directors. Mr. Morris, who served as a director of the Company during fiscal 2025, was previously determined by the Board to be an independent director.

At all times since the Company’s annual general meeting of shareholders held on March 20, 2025, the Board has consisted of a majority of independent directors. NP 58-201 suggests that the board of directors of every listed company should be constituted with a majority of individuals who qualify as “independent” directors under NI 52-110, which provides that a director is independent if he or she has no direct or indirect “material relationship” with such company. “Material relationship” is defined as a relationship that could, in the view of a company’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Of the proposed nominees for election at the Meeting, one, being Mark A. Smith, is an “insider,” as a management director, and accordingly, is not considered by the Board to be “independent.” The remaining five proposed nominees, being Messrs. Fulton, Oliver, Kehler, and Maselli and Ms. Guerrero-Mahon, are each considered by the Board to be “independent,” within the meaning of NI 52-110. Thus, assuming that all the proposed nominees are elected as directors, the Board will continue to be composed of a majority of independent directors.

The Chairman of the Board is Mark A. Smith, who is not independent. Peter Oliver assumed the role of Lead Director on July 22, 2025 and is independent.

The Board created the Lead Director role as an integral part of a leadership structure that promotes strong, independent oversight of NioCorp’s management and affairs. The Lead Director, who must be independent, has the following primary responsibilities:

●	working with the Chairman to develop and approve Board agendas and meeting schedules;

●	advising the Chairman as to the quality, quantity, and timeliness of the information sent to the Board;

●	developing agendas for and chairing executive sessions of the Board (in which the independent directors meet without management); and

●	acting as a liaison between the independent directors and the Chairman and CEO.

Following meetings of the Board, the independent directors of the Board may reconvene and hold meetings at which non-independent directors and members of management are not in attendance, in order to facilitate open discussion among the Board’s independent directors.

In assessing Form 58-101F1 and making the foregoing determinations, the circumstances of each director have been examined in relation to a number of factors, including discussions with each director, a review of the résumés of the directors, and the corporate relationships and other directorships held by each of them.

Board Meetings

The Board held a total of 5 meetings during the fiscal year ended June 30, 2025. None of our incumbent directors attended fewer than 75% of the total number of Board meetings and meetings of the committees on which such director served during the fiscal year ended June 30, 2025. Board members are not required to attend the Company’s annual general meetings of shareholders. All then-serving directors attended the Company’s annual general meeting of shareholders held on March 20, 2025.

The attendance record of each director at full Board meetings and with respect to meetings of any committees of which he/she is a member held during the fiscal year ended June 30, 2025, either in person or by conference telephone, are as follows:

Name of Director	Full Board Meetings (5 total)	Audit Committee (5 total)	Safety and Sustainability Committee (1 total)	Compensation Committee (1 total)	Nominating Committee (1 total)
Mark A. Smith	5	N/A	1	N/A	N/A
Anthony W. Fulton(1)	N/A	N/A	N/A	N/A	N/A
David C. Beling	5	N/A	1	1	N/A
Nilsa Guerrero-Mahon	5	5	N/A	1	N/A
Peter Oliver	5	N/A	1	N/A	1
Michael G. Maselli	5	5	N/A	N/A	N/A
Dean C. Kehler	5	N/A	N/A	1	1

(1) Mr. Fulton was appointed to the Board on August 9, 2025.

Corporate Governance Guidelines

The Board has adopted the Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities to the Company and its shareholders. The Corporate Governance Guidelines are intended to serve as a flexible framework, rather than as a set of binding legal obligations, through which the Board may conduct its business and provide oversight. The role of the Board is to oversee the performance of the CEO and other senior management of the Company, and to assure that the best interests of shareholders are being served. The Corporate Governance Guidelines are available on our website at www.niocorp.com.

Position Descriptions

The Board has developed a written position description for the Chairman of the Board and the Lead Director included in the Corporate Governance Guidelines. The primary responsibilities of the Lead Director are summarized above under “—Director Independence.” To date, given the size of the Company and its stage of development, the Board does not believe that a formal written position description for the position of the CEO is required, and that good business practices and the common law provide guidance as to what is expected of the position.

The general duties of the CEO are as set forth in the Smith Agreement (as described under “Employment Agreements” in this Information Circular), which were developed by the Board, in consultation with the CEO, at the time the Smith Agreement was entered into and set forth the expectations of the role and position to be fulfilled by the CEO. Pursuant to the Smith Agreement, the Company (acting through the Board) has the ability to modify such duties as required, but it has not found it necessary to do so.

The charters for each of the Audit Committee, the Compensation Committee, the Nominating Committee, and the Safety and Sustainability Committee of the Board (the “Safety and Sustainability Committee”) contain a general description of the roles and tasks required to be performed by the Chair of the relevant committee.

Orientation and Continuing Education

The Board provides ad hoc orientation for new directors. New non-management directors are briefed on the overall role of the Board, its committees and its directors, as well as the Company’s strategic plans, short-, medium-, and long-term corporate objectives, current mineral properties and ongoing exploration programs, business risks and mitigation strategies, Corporate Governance Guidelines and existing Company policies when they become directors. However, there is no formal orientation for new members of the Board, and this is considered to be appropriate, given the Company’s size and current level of operations. If the growth of the Company’s operations and/or increased Board turnover warrants it, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board as a whole is such that no formal continuing education process is currently deemed required. The Board is comprised of individuals with varying backgrounds, who have, both collectively, and in most cases individually, extensive experience in running and managing public companies in the natural resource sector, and several directors are also directors of other resource companies. Board members are encouraged to communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation, with management’s assistance. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, directors’ duties and obligations and similar matters. Board members have full access to the Company’s records.

Reference is made to the heading “I and II – Number and Election of Directors,” under “Particulars of Matters to Be Acted Upon” in this Information Circular, for a description of the principal occupations of the proposed nominees for election as members of the Board.

Board Committees

The Board has established the Audit Committee, the Compensation Committee, the Nominating Committee and the Safety and Sustainability Committee, each of which operates under a written charter that has been approved by the Board.

Our Board has determined that the members of the Audit Committee, the Compensation Committee, and the Nominating Committee are independent directors under Rule 5605(a)(2) and NI 52-110, including, in the case of all of the members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the Board considered the relationships that each director has with our Company and all other facts and circumstances that the Board deemed relevant in determining director independence, including the beneficial ownership of our Common Shares by each director.

Audit Committee and Audit Committee Financial Experts

The Audit Committee is currently comprised of Nilsa Guerrero-Mahon, as Chair, Anthony W. Fulton, Dean C. Kehler, and Michael G. Maselli, all of whom are independent directors. Our Board has determined that each of the four members are audit committee financial experts, as defined by the rules of the SEC. Further, all Audit Committee members are financially literate as defined in NI 52-110 and can read and understand fundamental financial statements in accordance with the Nasdaq Listing Rules. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. During the fiscal year ended June 30, 2025, the Audit Committee met 5 times. A copy of the Audit Committee’s Charter is available on the Company’s website at www.niocorp.com.

 The Audit Committee’s general duties and responsibilities are to, among other things:

●	Consider and review the adequacy of the Company’s disclosure controls and procedures and internal control over financial reporting;

●	Consider and review with the independent auditors significant findings during the year, including the status of previous audit recommendations and any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

●	Review and discuss with the independent auditors any critical audit matter (“CAM”) addressed in the audit of the Company’s financial statements and the relevant financial statement accounts and disclosures that relate to each CAM;

●	Review with management and the independent auditors the Company’s annual audited and quarterly financial statements;

●	Review and discuss with management and the independent auditors the Company’s earnings and other financial press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

●	Review with management and the independent auditors significant financial risks or exposures to the Company’s business and assess the steps management has taken to monitor and minimize such risks;

●	Review the adequacy and effectiveness of the Company’s internal accounting controls and the Company’s financial, auditing, and accounting organizations and personnel;

●	Review the effectiveness of the system for monitoring compliance with laws and regulations;

●	Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

●	Review and approve in advance all related party transactions and possible conflicts of interest of members of the Board and management;

●	Be directly responsible for the appointment, retention, oversight and termination of the independent auditors and the approval of all auditor compensation, including engagement fees, terms, and services; and

●	Review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. A more complete description of the duties and responsibilities of the Audit Committee is set out in the Audit Committee’s Charter.

Relevant Education and Experience of Audit Committee Members

The education and experience of each member of the Audit Committee relevant to the performance of his/her responsibilities as an Audit Committee member and, in particular, any education or experience that would provide the member with the following items, are included in the Audit Committee members’ biographies as set forth in “I and II – Number and Election of Directors,” under “Particulars of Matters to Be Acted Upon.”

1.	an understanding of the accounting principles used by the Company to prepare its financial statements;

2.	the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;

3.	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and

5.	an understanding of audit committee functions.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-audit Services), 3.2 (Initial Public Offerings), 3.4 (Events Outside Control of Member), 3.5 (Death, Disability or Resignation of Audit Committee Member) of NI 52-110 or an exemption from NI 52-110, in whole or in part, granted by a securities regulator under Part 8 (Exemptions) of NI 52-110.

Reliance on the Exemption in subsection 3.3(2) or section 3.6

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on section 3.8

Since the commencement of the Company’s most recently completed financial year, the Company has not relied upon section 3.8 (Acquisition of Financial Literacy) for any of the Audit Committee members.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, there has not been a recommendation of the Audit Committee to nominate or compensate an external auditor which was not adopted by the Board.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Committee has four members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and Rule 5605(a)(2) and applicable Canadian rules and regulations. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by (1) overseeing the integrity of the Company’s financial reporting and internal control, (2) overseeing the independence and performance of the Company’s independent auditors and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of conducting its oversight responsibilities regarding the Company’s audited annual financial statements for the year ended June 30, 2025, the Audit Committee reviewed and discussed the audited annual financial statements for the year ended June 30, 2025, which appear in the Company’s Annual Report to Shareholders, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments, as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements for the fiscal year ended June 30, 2025, be included in the Company’s Annual Report filed on Form 10-K.

Submitted by:

Nilsa Guerrero-Mahon

Anthony W. Fulton

Dean C. Kehler

Michael G. Maselli

Compensation Committee

The Compensation Committee is currently comprised of Dean C. Kehler, as Chair, David C. Beling, and Nilsa Guerrero-Mahon, all of whom are independent directors. None of the members of the Compensation Committee has been one of our officers or employees at any time. During the fiscal year ended June 30, 2025, the Compensation Committee met 1 time. A copy of the Compensation Committee’s Charter is available on the Company’s website at www.niocorp.com.

The Compensation Committee’s general duties and responsibilities are to, among other things:

●	Review the Company’s executive compensation programs to ensure the attraction, retention and appropriate reward of executive officers;

●	Annually review and make recommendations to the independent directors on the Board regarding the corporate goals and objectives applicable to the compensation of the CEO and evaluate at least annually the CEO’s performance in light of those goals and objectives;

●	Review and recommend the approval of the CEO’s compensation level to the independent directors of the Board;

●	Review and approve, for the Company’s executive officers other than the CEO, annual compensation for such officers;

●	Make recommendations to the Board on director compensation and compensation for the Chairman of the Board position;

●	Review and administer the Company’s equity and non-equity incentive compensation and other plans;

●	Assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources and talent management; and

●	Review the risks associated with the Company’s compensation policies and practices.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee and may delegate to an officer authority to approve grants and awards, and the terms and conditions of such grants and awards, under any of the Company’s equity incentive-based plans to the extent expressly provided in such plans. A more complete description of the duties and responsibilities of the Compensation Committee is set out in the Compensation Committee’s Charter.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2025, Michael J. Morris, David C. Beling, Dean C. Kehler, and Nilsa Guerrero-Mahon served on the Compensation Committee. None of these individuals was an employee or an officer of the Company during the fiscal year ended June 30, 2025, was formerly an officer of the Company, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, during the fiscal year ended June 30, 2025, none of our executive officers served on the compensation committee or full board of any company for which any of Messrs. Morris, Beling, or Kehler or Ms. Guerrero-Mahon (or any of the Company’s other directors) served as an executive officer.

Safety and Sustainability Committee

The Safety and Sustainability Committee is currently comprised of Peter Oliver, as Chair, Mark A. Smith, and David C. Beling. There was 1 meeting of the Safety and Sustainability Committee during the fiscal year ended June 30, 2025, as planned Company activities in the Elk Creek Project area were minimal. A copy of the Safety and Sustainability Committee’s Charter is available on the Company’s website at www.niocorp.com.

The Safety and Sustainability Committee’s general duties and responsibilities are to, among other things:

●	Review and make recommendations, as appropriate, regarding the Company’s environmental management program;

●	Review and make recommendations, as appropriate, regarding environmental compliance issues;

●	Review and make recommendations, as appropriate regarding the Company’s safety and health programs; and

●	Review and make recommendations, as appropriate, regarding safety and health compliance issues.

A more complete description of the duties and responsibilities of the Safety and Sustainability Committee is set out in the Safety and Sustainability Committee’s Charter.

Nominating and Corporate Governance Committee

The Nominating Committee is currently comprised of Peter Oliver, as the Chair, Dean C. Kehler, and Anthony W. Fulton, all of whom are independent directors. There was 1 meeting of the Nominating Committee during the fiscal year ended June 30, 2025. A copy of the Nominating Committee’s Charter is available on the Company’s website at www.niocorp.com.

The Nominating Committee’s general duties and responsibilities are to, among other things:

●	Evaluate and make recommendations to the Board concerning the structure, size, composition and functioning of the Board and all Board committees;

●	Recommend to the Board candidates for election or reelection by the Board at each annual meeting of shareholders of the Company, based on the skills, qualifications and experience of such candidates and in accordance with the policies and principles in the Nominating Committee’s Charter and the criteria described in the Corporate Governance Guidelines;

●	Recommend candidates to be appointed to the Company’s standing committees;

●	Evaluate the Company’s corporate governance policies and systems in light of the governance risks the Company faces and the adequacy of the Company’s policies and procedures;

●	Review and discuss with management the Company’s engagement with and responsiveness to shareholder votes on governance matters;

●	Develop and oversee an orientation program for new directors;

●	Annually review the Articles of the Company; and

●	Conduct an annual evaluation of whether each director qualifies as independent.

The Nominating Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Nominating Committee. A more complete description of the duties and responsibilities of the Nominating Committee is set out in the Nominating Committee’s Charter.

Identification and Evaluation of Director Nominees

In accordance with the Corporate Governance Guidelines, directors may be nominated by the Board or by shareholders in accordance with the Articles of the Company. The Nominating Committee will consider recommendations for director nominees made by shareholders and others and make recommendations to the Board in accordance with the policies and principles in the Nominating Committee’ Charter and the Corporate Governance Guidelines. For consideration by the Nominating Committee, the nominating shareholder or other person must provide the Company’s Chief Financial Officer and Corporate Secretary, Neal Shah, at the Company’s principal executive offices, with information about the nominee, including the detailed background of the suggested candidate. While the Nominating Committee has established no minimum qualifications, the Nominating Committee considers, among other factors, the nominee’s judgment, independence, relevant subject matter expertise, integrity, experience with businesses or other organizations of comparable size or industry and any other factors deemed relevant to the current needs of the Board, including those that promote diversity of age, gender, race, ethnicity, experience and background. Given the informal policy as described, the Nominating Committee believes that a formal, written policy and procedure with regard to consideration of director candidates recommended by shareholders is not necessary in order for the Nominating Committee to perform its duties.

The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee makes recommendations to the Board concerning the selection criteria to be used in seeking nominees for election to the Board. In the case of newly created directorships or vacancies, the Nominating Committee recommends to the Board candidates for election by the Board based on the skills, qualifications and experience of such candidates and in accordance with the policies and principles in its charter and the criteria described in the Corporate Governance Guidelines. As described above, the Nominating Committee considers properly submitted shareholder nominations for candidates for the Board. In considering director nominees proposed by shareholders, the Nominating Committee reviews the skills, qualifications and experience of the director nominees.

Outside of the participation of Mark A. Smith, the CEO and Dean C. Kehler on the Board as directors, no shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board as of the date of this Information Circular.

Board Diversity

The Board has not adopted a written policy or set targets relating to the identification and nomination of diverse directors or executive officers as it does not believe, at the present time, that it is necessary for the Company to have a written policy. The Board is committed to nominating the best individuals with relevant board and industry experience to fill director roles and executive officer positions. The Board believes that diversity is important to ensure that Board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve the Company’s goals and strategic objectives. The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to diversity of perspective in the boardroom and in senior management roles.

The Board reviews the general and specific criteria applicable to candidates to be considered for nomination to the Board. The Board aims to maintain the composition of the Board in a way that provides the best mix of skill and experience to guide the Company’s long-term strategy and ongoing business operations. Accordingly, in searches for new directors or officers, the Board considers the level of gender and cultural representation and diversity within its leadership ranks, and this is just one of several factors used in its search process.

Currently, the Company has one female Board member, representing 14% of the Company’s directors, and no female executive officers.

Assessments

Pursuant to its charter, the Nominating Committee adopts a performance review process for the formal evaluation of Board and Board committee performance on an annual basis. Additionally, the charters of the Audit Committee, Nominating Committee, and Compensation Committee conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with their respective charters. Pursuant to their charters, the Audit Committee, Nominating Committee, and Compensation Committee shall annually review and reassess the adequacy of their charters and recommend to the Board any improvements to their charters that they consider necessary or valuable. Pursuant to its charter, the Safety and Sustainability Committee reviews and assesses, from time to time, its charter to ensure it is effectively carrying out its purpose and submits any proposed revisions to the Board for consideration and approval.

The Board has traditionally monitored, but not formally assessed, its performance or the performance of individual directors or committee members or their contributions. The Compensation Committee has, as part of its charter, the responsibility for evaluating, at least annually, the performance of the CEO and the Chairman of the Board. In the future, the Nominating Committee will consider appropriate processes for evaluations of individual directors and may review the processes adopted by similar sized public natural resource companies in order to assist it in this regard.

Board of Directors Tenure

The Board has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of the Company at this time. While term limits facilitate Board refreshment, they can also result in the loss of experience and expertise that is critical to the effective operation of the Board. Longer tenured directors can provide valuable insight into the Company and its operations. To ensure that the Board continues to evolve and benefit from fresh perspectives and ideas, the Nominating Committee evaluates the qualifications and contributions of each incumbent director before recommending the nomination of such director for an additional term. The Nominating Committee reviews and recommends to the Board, as necessary, retirement policies for directors.

Ethical Business Conduct

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives according to the highest ethical standards.

In addition, directors and senior officers are bound by the provisions of the Company’s Articles and the Business Corporations Act (British Columbia) (the “BCBCA”), which set forth how any conflicts of interest are to be dealt with. In particular, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction.

Insider Trading Policy

We have insider trading policies and procedures, as described below, applicable to our directors, officers, and employees, and have implemented processes for the Company, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards.

The Board has adopted an insider trading policy (the “Insider Trading Policy”) to help ensure, among other things: (i) that persons to whom the policy applies understand their obligations to preserve the confidentiality of “Material Nonpublic Information” (as defined in the Insider Trading Policy); (ii) strict compliance by all insiders with all requirements relating to the reporting of insider trading and with respect to trading when in possession of “Material Nonpublic Information”; and (iii) that individuals subject to scheduled and unscheduled blackout periods adhere to the restrictions on trading as set out in the Insider Trading Policy. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

Code of Business Conduct and Ethics

Our Board has adopted a written Code of Business Conduct and Ethics applicable to our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.niocorp.com. If the Board amends the Code of Business Conduct and Ethics or grants a waiver, including an implicit waiver, from the Code of Business Conduct and Ethics, the Company will disclose the information on its internet website. The waiver information will remain on the website for at least 12 months after the initial disclosure of such waiver. Given the current size of the Company workforce, and the lack of significant operations, the Board monitors compliance through periodic discussions with executive management.

Board Role in Risk Oversight

Our Board is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks with enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Leadership Structure

The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors. Considering these factors, the Board has determined not to have a separate CEO and Chairman of the Board and to create the role of a separate Lead Director who is independent. The Chairman of the Board is a non-executive position. The Board has determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

●	The Board acts efficiently and effectively under its current structure.

●	The structure of the same individual holding the positions of CEO and Chairman of the Board, with a separate, independent Lead Director, puts the Company in the best position to efficiently handle major issues facing the Company on a day-to-day and long-term basis, while ensuring that the Board is in the best position to have an independent director identify key risks and developments facing the Company and to have those risks and developments brought promptly to the Board’s attention.

●	This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.

●	Companies within the Company’s peer group utilize similar Board structures.

Fiscal 2025 Director Compensation

One of the directors serving on the Board (Mark A. Smith) is also a named executive officer. For a description of the compensation paid to Mr. Smith, see “Fiscal 2025 Summary Compensation Table” and the accompanying narrative provided below.

The following table sets forth all compensation the Company granted to our directors, other than Mr. Smith, for the fiscal year ended June 30, 2025:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
David C. Beling	$ —	$42,000	$ —	$42,000
Nilsa Guerrero-Mahon	—	63,000	—	63,000
Peter Oliver	—	42,000	—	42,000
Dean C. Kehler	—	42,000	—	42,000
Michael G. Maselli	—	42,000	—	42,000
Michael J. Morris	—	63,000	—	63,000

(1)	Reflects the grant date fair value of Options granted during the 2025 fiscal year, consisting of 75,000 Options each for Mr. Morris and Ms. Guerrero-Mahon, and 50,000 Options each for Messrs. Beling, Oliver, Kehler, and Maselli, in each case at an exercise price of $1.40 per share, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Assumptions used in the calculation of these amounts are described in Note 10b in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025. These Options were fully vested on the grant date (December 23, 2024) and generally remain exercisable until five years after the grant date. The narrative below discloses the number of stock awards and option awards held by each of the directors listed in this table as of the end of fiscal year 2025.

For the fiscal year ended June 30, 2025, the directors of the Company did not receive any cash fees for serving on the Board. The directors of the Company have no standard compensation arrangements, or any other arrangements, with the Company, except as herein disclosed. Option grants are determined by the Board or Compensation Committee on a discretionary basis each year. Executive officers of the Company who also act as directors of the Company do not receive any additional compensation for services rendered in such capacity. See “Fiscal 2025 Summary Compensation Table” below.

The aggregate number of Option awards outstanding at the end of fiscal year 2025 for each non-employee director who served during fiscal 2025 was as follows: Mr. Beling, 140,000 Options; Mr. Morris, 200,000 Options; Ms. Guerrero-Mahon, 195,000 Options; Mr. Oliver, 140,000 Options; Mr. Kehler, 100,000 Options; and Mr. Maselli, 100,000 Options. As of June 30, 2025, all the above Options were 100% vested.

Communications with Directors

We have a formal process for shareholder communications with the Board included in the Corporate Governance Guidelines to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been good. As outlined in the Corporate Governance Guidelines, a shareholder may submit any written communication to the Board, any individual director or the independent directors as group to us at our corporate offices, to the attention of Neal Shah, Chief Financial Officer and Corporate Secretary or via email to corpsecretary@niocorp.com by indicating in the “ATTN:” line of the envelope or the subject line of the email, as applicable, whether the communication is direct to the Board, an individual director or the independent directors as a group. The Chief Financial Officer and Corporate Secretary routinely filters communications that are solicitations, complaints, unrelated to the Company or the Company’s business, inappropriate or determined to pose a possible security risk to the addressee.

EXECUTIVE OFFICERS

As of February 9, 2026, the executive officers of the Company, their ages, their business experiences and their principal occupations during the past five years were as follows:

Name	Age	Position	Date of Appointment
Mark A. Smith	66	Chief Executive Officer, President, Executive Chairman and Director	Chief Executive Officer and Director: September 23, 2013 President and Executive Chairman: May 31, 2015
Neal Shah	51	Chief Financial Officer and Corporate Secretary	Chief Financial Officer: July 1, 2016 Corporate Secretary: December 3, 2021
Scott Honan	55	Chief Operating Officer	July 2, 2020
Jim Sims	64	Chief Communications Officer	June 7, 2022
Ernest Cleave	56	Senior Vice President of Business Development	August 15, 2025

Executive officers serve at the pleasure of the Board. The following sets forth a brief description of the business experience of each executive officer of the Company:

Mark A. Smith – Executive Chairman, Director, President and Chief Executive Officer

Please see the description of Mr. Smith’s business experience under “I and II – Number and Election of Directors,” under “Particulars of Matters to Be Acted Upon.”

Neal Shah – Chief Financial Officer and Corporate Secretary

Mr. Shah joined NioCorp in September 2014 as Vice President of Finance and now serves as the Company’s Chief Financial Officer (“CFO”) and Corporate Secretary. Mr. Shah served as Finance Manager at Covidien Ltd., a medical device company since acquired by Medtronic, from May 2014 through September 2014. From April 2011 until May 2014, he held the positions of Senior Manager of Corporate Development and M&A and more recently the Director of Strategy and Business Planning at Molycorp. Mr. Shah graduated from the University of Colorado with a BSc in Mechanical Engineering in 1996, and from Purdue University with an MBA in 2002. Since the completion of his MBA, Mr. Shah also held key finance roles with Intel Corporation and IBM.

Scott Honan – Chief Operating Officer

Mr. Honan joined NioCorp in May 2014 as Vice President, Business Development, and since July 2020, has served as the Company’s Chief Operating Officer (“COO”). He also serves as President of Elk Creek Resources Corporation, the NioCorp subsidiary that is developing the Elk Creek Project in Nebraska. Prior to his work at NioCorp, Mr. Honan served in several leadership capacities at Molycorp from February 2001 until May 2014, including as Vice President/Director Health, Environment, Safety and Sustainability and General Manager and Environmental Manager from July 2011 to May 2014. With over 30 years of experience in the gold and rare earth industries, Mr. Honan is a graduate of Queen’s University in Mining Engineering in both Mineral Processing (B.Sc. Honors) and Environmental Management (M.Sc.) disciplines.

Jim Sims – Chief Communications Officer

Mr. Sims has more than 30 years of experience in devising and executing marketing, media relations, public affairs, and investor relations operations for companies in the mining, chemical, manufacturing, utility, and renewable energy sectors. He joined NioCorp in November 2015 as Vice President, External Affairs, and now serves in a new role for the Company as its Chief Communications Officer, effective June 7, 2022. Prior to NioCorp, Mr. Sims served for more than five years as Director (and then Vice President) of Corporate Communications for Molycorp from March 2010 through November 2015. Since May 2016, Mr. Sims has also served as Director of Investor and Public Relations for IBC. Mr. Sims was President and CEO of Policy Communications, Inc. from 1998 until 2010, and served as White House Director of Communications for the Energy Policy Development Group. A former U.S. Senate Chief of Staff, he is the co-founder and former Executive Director of the Geothermal Energy Association, and he has served as Board Chairman of the Rare Earth Technology Alliance. He is an honors graduate of Georgetown University.

Ernest Cleave – Senior Vice President of Business Development

Mr. Cleave joined NioCorp in August 2025 as Senior Vice President of Business Development. Mr. Cleave has more than 20 years of experience in the mining, mineral processing, and energy industries. Prior to his work at NioCorp, Mr. Cleave served as the President and CEO of Tinova Resources Corp., a critical minerals exploration company, from June 2024 to August 2025. From September 2013 to June 2024, Mr. Cleave served as the Chief Financial Officer of Largo Inc., a supplier of vanadium and ilmenite products. Additionally, Mr. Cleave served as the Interim President of Largo Clean Energy Corp. (a subsidiary of Largo Inc.) from November 2022 to June 2023. Mr. Cleave’s career has also spanned leadership positions in several other mining and energy companies, including as Chief Financial Officer of Cline Mining, Chief Financial Officer of Petrolympic, Global Lead of Sarbanes-Oxley Compliance at Glencore (previously Falconbridge), and Treasurer and Director of Financial Planning and Analysis at Goldcorp. Mr. Cleave is a Chartered Accountant (AUS & NZL) and is a registered CPA in both Canada and Australia. Mr. Cleave earned his M.B.A. from Deakin University of Victoria, Australia and has undergraduate degrees in computational science and commerce, respectively.

EXECUTIVE COMPENSATION

The following table sets out the compensation for the fiscal years ended June 30, 2025 and 2024, for the individual who served as the Company’s CEO during fiscal year 2025, as well as the Company’s two other most highly compensated executive officers other than the CEO who were serving at the end of the last fiscal year (collectively, the “named executive officers”):

Fiscal 2025 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	Total ($)
Mark A. Smith, Chief Executive Officer, President (2)	2025	$325,000	—	$126,000	$451,000
	2024	325,000	—	641,250	966,250
Scott Honan, Chief Operating Officer	2025	280,000	—	84,000	364,000
	2024	280,000	—	427,500	707,500
Neal Shah, Chief Financial Officer and Corporate Secretary	2025	250,000	—	84,000	334,000
	2024	250,000	—	427,500	677,500

(1)	Reflects the grant date fair value of the Options granted during the reported fiscal years. Fiscal year 2025 grants consisted of 150,000 Options for Mr. Smith and 100,000 Options for each of Messrs. Honan and Shah, in each case at an exercise price of $1.40 per share. Grant date fair values were computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 10b in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025. These Options were fully vested on the grant date (December 23, 2024) and generally remain exercisable for a period of five years after the grant date.

(2)	Disclosed amounts were paid to 76 Resources, LLC, an entity controlled by Mr. Smith, as further described below under “Employment Agreements and Severance Arrangements.”

Narrative Disclosure to Summary Compensation Table

Compensation Governance

The Compensation Committee generally determines the amount of compensation for the Company’s executives, which is designed to reflect the need to provide incentives and compensation for the time and effort expended by the executives while taking into account the financial and other resources of the Company. The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties (including compensation consultants and advisers). For fiscal year 2025, however, the Compensation Committee did not engage any such advisors in connection with its activities. The Company has also determined that none of its compensation policies and practices creates any risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Program Design

The Board, in conjunction with the Compensation Committee, determines compensation and rewards to senior management on the basis of individual and corporate performance, both in the short term and the long term, while at the same time being mindful of the responsibility that the Company has to its shareholders. In general, the Compensation Committee considers that its compensation program should be relatively simple in concept, given the current stage of the Company’s development, and that its focus should be balanced between reasonable current compensation and longer-term compensation tied to performance of the Company as a whole.

For fiscal year 2025, the Compensation Committee did not establish a formal set of benchmarks or performance criteria to be met by the Company’s named executive officers; rather, the members of the Compensation Committee used their own subjective assessments of the level of success of the Company to determine, collectively, whether or not the named executive officers had successfully achieved the Company’s business plan and strategy and the degree to which they performed in that regard. The Compensation Committee also has not established any pre-determined formula for determining named executive officer compensation, either as to the amount thereof or the specific mix of compensation elements. Instead, compensation (and adjustments from time to time) is set through discussions and subjective assessments at the Compensation Committee level.

Key Elements of Named Executive Officer Compensation

Base Salaries

The members of the Compensation Committee use their own experience and familiarity with the industry, and consider the factors described above, to determine what they believe to be reasonable base salaries for our named executive officers. The base salaries of the named executive officers are set at levels which are considered by the members of the Compensation Committee to be competitive, thereby enabling the Company to compete for and retain executives critical to the long-term success of the Company. Initially, base salaries (or, for Mr. Smith, base consulting fees) are set through negotiation when executive officers join the Company (with direct input from the Compensation Committee) and are subsequently reviewed each fiscal year to determine if adjustments are required. For fiscal year 2025, no changes were made to the named executive officers’ base salary or consulting fees levels from those in effect for fiscal year 2024.

Bonus Compensation

The Board has discretion, where deemed appropriate and financially affordable for the Company, to grant a cash bonus to a named executive officer based on the performance of both the individual named executive officer and the Company. No cash bonuses were contemplated, approved or paid for the named executive officers for fiscal year 2025.

Option-Based Awards

The incentive portion of each named executive officer’s compensation package consists primarily of Options awarded under the 2017 Long-Term Incentive Plan. Share ownership opportunities through the grant of Options are provided to align the interests of senior management of the Company with the longer-term interests of the shareholders of the Company.

The 2017 Long-Term Incentive Plan is administered by the Board or Compensation Committee, and is intended to advance the interests of the Company through the attraction, motivation, and retention of officers and other key employees, directors and consultants of the Company and affiliates of the Company and to secure for the Company and its shareholders the benefits inherent in the ownership of Common Shares of the Company by officers and other key employees, directors and consultants of the Company and affiliates of the Company. Grants of Options under the 2017 Long-Term Incentive Plan are proposed and recommended by the CEO and reviewed by the Board or Compensation Committee, or are proposed by the Board or Compensation Committee. The Board or Compensation Committee can approve, modify, or reject any proposed grants, in whole or in part. In general, the allocation of available Options among the eligible participants in the 2017 Long-Term Incentive Plan is on an ad hoc basis, and there is no set formula for allocating available Options, nor is there any fixed benchmark or performance criteria to be achieved in order to receive an award of or vest in Options.

The Board or Compensation Committee does not consider the accounting value of any such Option grants in determining the number of Options to award to any individual, as any such “value” is an accounting measure that is not relevant to incentivizing the individual. The timing of the grants of Options is determined by the Board or Compensation Committee, and there is no regular interval for the awarding of Option grants. In general, a higher level of responsibility will result in a larger grant of Options. Because the number of Options available is limited, in general, the Board or Compensation Committee aims to have individuals at what it subjectively considers to be the same levels of responsibility holding equivalent numbers of Options, with additional grants being allocated for individuals who the Board or Compensation Committee believes are in a position to more directly affect the success of the Company through their efforts.

The Board or Compensation Committee looks at the overall number of Options held by an individual (plus the exercise prices and remaining terms of existing Options and whether any previously granted Options have expired out of the money or were exercised) and takes such information into consideration when reviewing proposed new grants. After considering the CEO’s recommendations, if any, and the foregoing factors, the resulting proposed Option grant is then submitted to the Board for final approval.

During the fiscal year ended June 30, 2025, the Board or Compensation Committee approved all recommendations for the grant of Options proposed by management, and the named executive officers were granted the following number of Options effective December 23, 2024, each with an exercise price per share of $1.40 per share: Mr. Smith, 150,000 Options; Mr. Honan, 100,000 Options; and Mr. Shah, 100,000 Options. These Options were fully vested and exercisable on the grant date and generally remain exercisable until five years after the grant date.

Employment Agreements and Severance Arrangements

Agreement Regarding Mr. Smith

The Company is currently a party to a Consulting Agreement with 76 Resources, LLC (an entity controlled by Mr. Smith) under which (as currently in effect, the “Smith Agreement”) 76 Resources, LLC, through Mr. Smith, performs the duties and responsibilities of the CEO of the Company and related services, for an indefinite term at a base rate of $325,000 per year as of June 30, 2025, generally payable in equal semi-monthly installments of $13,542. Any bonuses and incentive payments are payable at the discretion of the Board. Mr. Smith is eligible to receive Options under the 2017 Long-Term Incentive Plan, as determined by the Board.

The Company may terminate the Smith Agreement at any time without notice or payment if (1) 76 Resources, LLC commits a material breach of the Smith Agreement (subject to a cure period in certain circumstances), (2) Mr. Smith dies or becomes permanently disabled, or (3) certain other “for cause” scenarios occur (as further described in the Smith Agreement). In the event the Smith Agreement is terminated by the Company for any other reason or if 76 Resources, LLC terminates the Smith Agreement on the occurrence of a Triggering Event, the Company shall pay 76 Resources, LLC a lump sum termination fee equal to the base fee in effect at the termination date as well as the average of any annual bonuses or other cash incentive payments for two calendar years immediately preceding the year the termination occurs. A “Triggering Event” is defined as: a substantial change in the nature of services to be performed by 76 Resources, LLC; a material breach by the Company of the Smith Agreement that is not remedied within 30 days of notice; the cessation of the Company as a going concern; the failure of the Company to pay a material amount due pursuant to the Smith Agreement within 30 days of the due date; or a material reduction in base fee or any other form of compensation payable by the Company to 76 Resources, LLC, except where all senior executives or consultants of the Company are subject to relatively similar reductions in such values. 76 Resources, LLC may terminate the Smith Agreement for a reason other than a Triggering Event on 90 days’ written notice and, should the Company immediately accept such termination notice, it shall pay 76 Resources, LLC the sum of $69,904. Should a change of control of the Company occur (as that term is defined in the Smith Agreement) and, within one year, either a Triggering Event occurs and 76 Resources, LLC terminates the Smith Agreement or 76 Resources, LLC’s engagement is terminated by the Company under circumstances that would give rise to a termination payment in the absence of a change of control, then 76 Resources, LLC shall be entitled to receive an amount equal to the base fee in effect at the termination date as well as the average of any annual bonuses or other cash payments for two calendar years immediately preceding the year the termination occurs. In the event 76 Resources, LLC is entitled to a termination payment with respect to a change of control, any Options previously granted to Mr. Smith shall become fully vested and shall remain exercisable for the original term of grant despite a termination of the services of 76 Resources, LLC. Termination payments under the Smith Agreement are generally contingent on a release of claims by 76 Resources, LLC. The Smith Agreement also includes customary confidentiality and six-month employee non-solicitation provisions.

If the Smith Agreement had been terminated by the Company for any reason other than as set out in the Smith Agreement, if 76 Resources, LLC terminated the Smith Agreement on the occurrence of a Triggering Event, or had a change of control of the Company occurred and within one year, either a Triggering Event occurred and 76 Resources, LLC terminated the Smith Agreement or 76 Resources, LLC’s engagement was terminated by the Company without the occurrence of a Triggering Event, for any reason other than as set out in the Smith Agreement, effective as of June 30, 2025, 76 Resources, LLC (as ultimate successor in interest to KMSmith, LLC) would have been entitled to a payment of $375,000.

Agreements Regarding Messrs. Shah and Honan

As previously disclosed, on September 25, 2022, in connection with our entry into the Business Combination Agreement, Messrs. Shah and Honan (the “Covered Officers”) entered into employment agreements with a U.S. affiliate (the “U.S. Affiliate”) of the Company (the “Employment Agreements”). The Employment Agreements became effective as of March 17, 2023, and will continue until either the Covered Officer or the U.S. Affiliate terminates the Covered Officer’s employment for any reason. Pursuant to the Employment Agreements, Mr. Shah continues to serve as CFO of the Company, and Mr. Honan continues to serve as the COO of the Company and serves as President of the U.S. Affiliate.

The Employment Agreement for Mr. Shah provided for an initial annual base salary of $220,000 per year, and Mr. Honan’s Employment Agreement provided for an initial annual base salary of $260,000 per year. The annual base salary rates for the Covered Officers are reviewed at least annually for potential increases. The base salary rates of Messrs. Shah and Honan were increased in fiscal 2023 to $250,000 for Mr. Shah and $280,000 for Mr. Honan. There were no increases in base salary rates for fiscal 2024 or 2025. The Employment Agreements also provide each of the Covered Officers with eligibility to participate in (1) any annual cash bonus plan and/or any long-term incentive compensation plan as may be established by the U.S. Affiliate or its affiliates, and (2) any employee benefit plan, program, or policy of the U.S. Affiliate or its affiliates as may be in effect for senior executives of the U.S. Affiliate or its affiliates generally. The Employment Agreements also include the following additional features: (1) severance benefits upon certain qualifying terminations of employment, consisting of: (a) for a qualifying termination of the Covered Officer’s employment by the U.S. Affiliate without Cause (as such term is defined in the Employment Agreements) that does not occur within two years after a Change in Control of the U.S. Affiliate (as defined in the Employment Agreements), certain accrued obligations, plus 12 months of salary continuation, and (b) for a qualifying termination of the Covered Officer’s employment by the U.S. Affiliate without Cause or by the Covered Officer for Good Reason (as such term is defined in the Employment Agreements) that occurs within two years after a Change in Control (a “Change in Control Termination”), certain accrued obligations, and a lump sum cash amount equal to two times the Covered Officer’s annual base salary as in effect at the time of such termination; and (2) a requirement that each Covered Executive execute a customary release of claims in favor of the U.S. Affiliate to receive severance compensation. In connection with the Covered Officers entering into the Employment Agreements each Covered Officer also entered into a restrictive covenant agreement (a “Restrictive Covenant Agreement”). The Restrictive Covenant Agreements include customary restrictive covenants, including non-competition and non-solicitation obligations that remain in effect both during the employment term and for one year following termination of the Covered Officer’s employment other than a Change in Control Termination (in which case the period will be two years following such Change in Control Termination), as well as other customary restrictive covenants, such as confidentiality provisions.

Stock Options Under the 2017 Long-Term Incentive Plan

In accordance with the 2017 Long-Term Incentive Plan, the Company granted Options to its named executive officers during the Company’s 2025 fiscal year; no other equity-based awards were granted to the named executive officers during the 2025 fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at June 30, 2025. The Company has not granted full value stock-based awards to any of its named executive officers.

Outstanding Equity Awards at 2025 Fiscal Year End

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark A. Smith	03/27/2023	70,000	—	6.95	03/27/2026
	02/15/2024	375,000	—	2.99	02/15/2029
	12/23/2024	150,000	—	1.40	12/21/2029
Scott Honan	03/27/2023	40,000	—	6.95	03/27/2026
	02/15/2024	250,000	—	2.99	02/15/2029
	12/23/2024	100,000	—	1.40	12/21/2029
Neal Shah	03/27/2023	40,000	—	6.95	03/27/2026
	02/15/2024	250,000	—	2.99	02/15/2029
	12/23/2024	100,000	—	1.40	12/21/2029

Retirement Plan Benefits

Messrs. Honan and Shah are each eligible to participate in the Company’s 401(k) savings plan, which is designed to reward continued employment with the Company and assist participants with financial preparation for retirement. All amounts credited under the 401(k) savings plan relate to participant contributions. The Company does not currently make matching or other contributions to the 401(k) savings plan.

Termination and Change of Control Benefits

Except as described above, the Company is not a party to any plans or arrangements regarding the named executive officers under which they may receive enhanced or incremental compensation or benefits in the event of a change of control, termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control. Options are generally subject to clawback provisions, and provide for post-employment exercise periods, pursuant to the terms of such awards and the 2017 Long-Term Incentive Plan.

Practices Related to the Grant of Equity Awards

Under our policies and practices, the approval of Options (including any Option grants to our named executive officers and directors) is typically provided at a Board or Compensation Committee meeting or via unanimous written action on the part of the Board or Compensation Committee, but such grants are not generally made on any kind of predetermined, regular schedule. Instead, as noted above, our award recipients (including the named executive officers and directors) generally receive annual grants of fully-vested and exercisable Options at various times each year, including as recommended by the CEO to the Board or Compensation Committee. Board or Compensation Committee meetings or written actions to approve such grants are scheduled on an ad hoc, as-needed basis, generally prompted by a determination by the Board or Compensation Committee that such grants should be made (or a request by management or the Board that such grants be made). These grants are then made effective at the meeting at which the grants are so approved. The Board or Compensation Committee typically fixes the grant schedule for such awards when they are approved at such meetings or through written action. Generally, award values to be utilized for such awards are determined shortly before or as of the grant date based upon the closing share price on the business day preceding the grant. These values and other information are then used in determining the number of Options to be awarded to recipients, but values are not modified to reflect any subsequent increase or decrease in value of our stock between the end of the preceding business day and the effective date of the grant.

This equity grant approach is used by the Board or Compensation Committee in order to best help ensure the grants are made only during an open window, and after the release of the Company’s material non-public information regarding its most recently-completed fiscal year. Including for grants made during fiscal year 2025, we do not time the disclosure of material non-public information for purposes of affecting the value of executive compensation, and we do not make any grants while in the possession of material non-public information.

During fiscal year 2025, we did not grant Options (or similar awards) to any of our named executive officers during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K, that disclosed any material non-public information.

EQUITY COMPENSATION PLANS

The Company has maintained equity compensation plans under which Options have been granted. Option grants have been determined by the Company’s directors and are only provided in compliance with applicable laws and regulatory policy. The following information is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance as of June 30, 2025.

Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Second Column)

Equity Compensation Plans Approved by Security Holders (1)	3,020,000	$3.09	2,829,119 (2)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total(3)	3,020,000	$3.09	2,829,119

(1)	Represents Options granted pursuant to the 2017 Long-Term Incentive Plan.

(2)	Generally, the aggregate number of Common Shares reserved for issuance to participants under the 2017 Long-Term Incentive Plan, together with all other security-based compensation arrangements of the Company may not exceed 10% of the issued and outstanding Common Shares from time to time, and the Common Shares reserved for issuance upon settlement of share units shall not exceed 5% of the issued and outstanding Common Shares from time to time. Common Shares subject to any grant (or any portion thereof) that are issued upon exercise or settlement, forfeited, surrendered, cancelled, unearned, or otherwise terminated will again be available for grant under the 2017 Long-Term Incentive Plan.

(3)	As of June 30, 2025, there were: (i) 3,020,000 outstanding securities awarded under the 2017 Amended Long-Term Incentive Plan representing 5.16% of the Company’s issued and outstanding Common Shares; and (ii) 2,829,119 remaining securities available for grant representing 4.84% of the Company’s issued and outstanding Common Shares.

Description of the 2017 Long-Term Incentive Plan

On January 19, 2024, NioCorp’s shareholders approved the adoption of the 2017 Long-Term Incentive Plan.

The terms of the 2017 Long-Term Incentive Plan (with the exception of the amendments for the 2017 Amended Long-Term Incentive Plan described therein) are substantially as described above in the section titled “V – Approve Amendment and Restatement of the NioCorp Developments Ltd. Long Term Incentive Plan,” under “Particulars of Matters to Be Acted Upon” in this Information Circular.

Exchange Controls

There are no governmental laws, decrees, or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of NioCorp, other than Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations for U.S. Residents” below.

Certain Canadian Federal Income Tax Considerations for U.S. Residents

The following generally summarizes certain Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) and the regulations enacted thereunder (collectively, the “Canadian Tax Act”) and the Canada-United States Tax Convention (1980) (the “Convention”) to the holding and disposition of Common Shares.

Comment is restricted to holders of Common Shares each of whom, at all material times for the purposes of the Canadian Tax Act and the Convention, (i) is resident solely in the U.S. for tax purposes, (ii) is a “qualifying person” under and entitled to the benefits of the Convention, (iii) holds all Common Shares as capital property, (iv) deals at arm’s length with and is not affiliated with the Company, (v) does not and is not deemed to use or hold any Common Shares in a business carried on in Canada, (vi) is not an insurer that carries on business in Canada and elsewhere, (vii) is not an “authorized foreign bank” (as defined in the Canadian Tax Act), and (viii) has not entered into a “derivative forward agreement,” “synthetic equity arrangement” or “synthetic disposition arrangement” (each as defined in the Canadian Tax Act) with respect to the Common Shares (each such holder, a “U.S. Resident Holder”).

Certain U.S.-resident entities that are fiscally transparent for U.S. federal income tax purposes (including limited liability companies) may not in all circumstances be entitled to the benefits of the Convention. Members of or holders of an interest in such an entity that holds Common Shares should consult their own tax advisers regarding the extent, if any, to which the benefits of the Convention will apply to the entity in respect of its Common Shares.

Generally, a U.S. Resident Holder’s Common Shares will be considered to be capital property of such holder provided that the U.S. Resident Holder is not a trader or dealer in securities, did not acquire, hold, or dispose of the Common Shares in one or more transactions considered to be an adventure or concern in the nature of trade (i.e. speculation), and does not hold the Common Shares in the course of carrying on a business.

This summary is based on the current provisions of the Canadian Tax Act and the Convention in effect as of the date prior to the date hereof, all specific proposals to amend the Canadian Tax Act and the Convention publicly and officially announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, and the current published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”). It is assumed that all such amendments will be enacted as currently proposed, and that there will be no other material change to any applicable law or administrative policy or assessing practice, whether by way of judicial, legislative or governmental decision or action, although no assurance can be given in these respects. Except as otherwise expressly provided, this summary does not take into account any provincial, territorial, or foreign tax considerations, which may differ materially from those set out herein.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations, and is not intended to be and should not be construed as legal or tax advice to any particular U.S. Resident Holder. The tax consequences of holding and disposing of Common Shares will vary according to the U.S. Resident Holder’s particular circumstances. U.S. Resident Holders are urged to consult their own tax advisers for advice with respect to their particular circumstances. The discussion below is qualified accordingly.

A U.S. Resident Holder who disposes or is deemed to dispose of one or more Common Shares generally should not incur any liability for Canadian federal income tax in respect of any capital gain arising as a consequence of the disposition, unless the Common Shares constitute “taxable Canadian property” (as defined in the Canadian Tax Act) of the U.S. Resident Holder at the time of disposition and the U.S. Resident Holder is not entitled to relief under the Convention.

Generally, a U.S. Resident Holder’s Common Shares will not constitute “taxable Canadian property” of such holder at a particular time at which the Common Shares are listed on a “designated stock exchange” (which currently includes Nasdaq) unless, at any time during the 60-month period that ends at the particular time both of the following conditions are concurrently met:

(i)	25% or more of the issued shares of any class of the capital stock of the Company were owned by or belonged to one or any combination of:

a.	the U.S. Resident Holder,

b.	persons with whom the U.S. Resident Holder did not deal at arm’s length, and

c.	partnerships in which the U.S. Resident Holder or a person referred to in clause (B) holds a membership interest directly or indirectly through one or more partnerships, and

(ii)	more than 50% of the fair market value of the Common Shares was derived directly or indirectly from, one or any combination of, real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Canadian Tax Act), “timber resource properties” (as defined in the Canadian Tax Act), or options in respect of, or interests in, or for civil law rights in, any of the foregoing, whether or not the property exists.

Notwithstanding the foregoing, Common Shares may also be deemed to be “taxable Canadian property” in certain circumstances set out in the Canadian Tax Act.

A U.S. Resident Holder to whom the Company pays or credits or is deemed to pay or credit a dividend on such holder’s Common Shares will be subject to Canadian withholding tax, and the Company will be required to withhold the tax from the dividend and remit it to the CRA for the holder’s account. The rate of withholding tax under the Canadian Tax Act is 25% of the gross amount of the dividend, but should generally be reduced under the Convention to 15% (or, if the U.S. Resident Holder is a company which is the beneficial owner of at least 10% of the voting stock of the Company, 5%) of the gross amount of the dividend. For this purpose, a company that is a resident of the U.S. for purposes of the Canadian Tax Act and the Convention and is entitled to the benefits of the Convention shall be considered to own the voting stock of the Company owned by an entity that is considered fiscally transparent under the laws of the U.S. and that is not a resident of Canada, in proportion to such company’s ownership interest in that entity.

PAY VERSUS PERFORMANCE

The following Pay Versus Performance table (“PVP Table”) provides information about compensation for this Information Circular’s named executive officers, as well as our named executive officers from our Management Information and Proxy Circular for the annual general meetings of shareholders of the Company held on January 19, 2024 and March 20, 2025 (each of fiscal years 2023, 2024, and 2025, a “Covered Year”) as required by the pay versus performance rules (“PVP”) adopted by the SEC in August 2022. We refer to all of the named executive officers covered in the PVP Table below, collectively, as the “PVP NEOs”. The PVP Table also provides information about the results for certain measures of performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

●	The information in columns (b) and (d) of the PVP Table comes directly from this year’s Summary Compensation Table (or the Summary Compensation Tables for the two prior fiscal years), without adjustment, calculated in substantially the same manner as required under SEC rules;

●	As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable PVP NEOs. However, these CAP amounts do not necessarily reflect the final compensation that our NEOs actually earned or walked away with for their service in the Covered Years, respectively; and

●	As required by the SEC’s PVP rules, we provide information in the PVP Table below about our absolute total shareholder return (“TSR”) results and our U.S. generally accepted accounting principles net income results during the Covered Years.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “Non-PEO NEOs,” for each of the fiscal years ended June 30, 2025, 2024, and 2023, as such compensation relates to our financial performance for each such fiscal year.

Year(a)	Summary Compensation Table (“SCT”) Total for PEO ($)(b)(1)	Compensation Actually Paid to PEO ($)(c)(1)(2)	Average SCT Total for Non-PEO NEOs ($)(d)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(e)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(f)(3)	Net Loss Attributable to the Company (in thousands) ($)(g)
2025	451,000	451,000	349,000	349,000	$46.51	$(17,405)
2024	966,250	966,250	692,500	692,500	$23.86	$(11,435)
2023	620,300	620,300	419,850	419,850	$69.11	$(40,080)

(1)	Mark A. Smith was our PEO for the full year for each of the Covered Years. Our non-PEO NEOs for each of the Covered Years were Scott Honan and Neal Shah.

(2)	For the 2025 fiscal year, in determining both the CAP for our PEO and the average CAP for our Non-PEO NEOs for purposes of this PVP Table, we deducted from or added back to the total amount of compensation reported in column (b) and column (d) for such Covered Year the following amounts:

Item and Value Added (Deducted) (1)	2025
For Mr. Smith:
- SCT “Stock Awards” column value	—
- SCT “Option Awards” column value	($126,000)
+ Covered Year-end fair value of outstanding unvested equity awards granted in Covered Year	—
+/- change in fair value (from prior fiscal year-end to Covered Year-end) of outstanding unvested equity awards granted in prior years	—
+ vesting date fair value of equity awards granted and vested in Covered Year	$126,000
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	—
- prior year-end fair value of equity awards granted in prior years and forfeited in Covered Year	—
+ includable dividends/earnings on equity awards during Covered Year	—

For Non-PEO NEOs (Average):
- SCT “Stock Awards” column value	—
- SCT “Option Awards” column value	($84,000)
+ Covered Year-end fair value of outstanding unvested equity awards granted in Covered Year	—
+/- change in fair value (from prior fiscal year-end to Covered Year-end) of outstanding unvested equity awards granted in prior years	—
+ vesting date fair value of equity awards granted and vested in Covered Year	$84,000
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	—
- prior year-end fair value of equity awards granted in prior years and forfeited in Covered Year	—
+ includable dividends/earnings on equity awards during Covered Year	—

(3)	For each Covered Year, our TSR was calculated based on the yearly percentage change in our cumulative TSR on our Common Shares, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on the Nasdaq on June 30, 2022 through and including the last day of the fiscal year covered (each one-, two-, or three-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing share price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of each Measurement Period to produce the Covered Year-end values of such investment as of the end of fiscal years 2025, 2024 and 2023, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

Net loss attributable to the Company increased modestly during fiscal year 2025, primarily reflecting the impact of non-cash expenses associated with the valuation of earnout share and Warrant liability fair values. CAP for our PEO and the average CAP for our Non-PEO NEOs during the same fiscal year decreased, primarily reflecting a decrease in the number of Options issued during fiscal year 2025. Net loss attributable to the Company decreased significantly during fiscal year 2024, as the net loss for fiscal year 2023 included costs associated with the transactions contemplated by the Business Combination Agreement. CAP for our PEO and the average CAP for our Non-PEO NEOs during the same fiscal year increased, reflecting the impact of the non-cash fair value of Options issued during fiscal year 2024.

Because we are not a production stage mining company, we did not have any revenue from continuing operations during the periods presented. As described in more detail above in the section “Compensation Program Design,” we currently utilize subjective assessments of executive performance, and we have not historically focused on net loss as a performance measure for our executive compensation programs. TSR declined during fiscal year 2024 and partially rebounded upwards during fiscal year 2025, while CAP for our PEO and the average CAP for our Non-PEO NEOs increased in fiscal year 2024 but declined in fiscal year 2025.

The following chart provides, across the Covered Years, descriptions of the relationships between the CAP for the PEO and the average CAP for our Non-PEO NEOs (in each case as set forth in the PVP Table above) and our TSR.

PERFORMANCE GRAPH

The following graph compares total cumulative shareholder return for $100 invested in Common Shares from July 1, 2020 to June 30, 2025, with cumulative total returns for the S&P/TSX Composite Index and S&P/TSX Mining Index:

Overall, the Company’s cumulative return for the five-year period ended below the range of returns for the two selected indices. As an exploration stage company, executive officer compensation has not historically been adjusted to reflect share performance trends. Compensation to executive officers remained flat from 2013 through February 2023, except for increases supported by additional job responsibilities and/or job promotions. Effective September 1, 2019, the Board approved a 10% base rate increase for all NioCorp employees and effective April 1, 2023, the Compensation Committee approved a base rate average increase of 12% for all NioCorp employees. There were no salary increases granted during fiscal years 2025 or 2024.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or executive officers, proposed nominees for election as directors or associates of any of them, is or has been indebted to the Company or our subsidiaries at any time since the beginning of the most recently completed financial year, and no indebtedness remains outstanding as at the date of this Information Circular.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company and no associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since the commencement of our last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of our subsidiaries, other than Mark A. Smith, 7000 S. Yosemite Street, Suite 115, Centennial, CO 80112, as disclosed herein under the heading “Certain Relationships and Related Person Transactions.”

An “informed person” means:

(a)	a director or executive officer of the Company;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company;

(c)	any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10 percent of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	the Company, if it has purchased, redeemed or otherwise acquired any of its securities, so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company are not to any substantial degree performed by any person other than the executive officers and directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

The following sets forth certain information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant shareholders. There have been no other transactions since the end of the Company’s most recently completed fiscal year and there are no currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person (for purposes of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.

Loan Transactions:

On September 11, 2024, the Company and Mr. Smith, the Company’s Chief Executive Officer, President, Executive Chairman, and Director entered into a Loan Agreement (the “Smith Loan Agreement”) pursuant to which Mr. Smith agreed to make available to the Company a non-revolving, multiple draw credit facility of up to $2,000,000 (the “Loan”). The Loan expired on June 30, 2025, was non-revolving, and amounts paid back under the terms of the Smith Loan Agreement did not again become available for drawdowns at the request of the Company.

The Company paid interest to Mr. Smith on amounts outstanding under the Loan and on any overdue interest at a rate equal to 10% per annum, calculated monthly in arrears, through to the date of repayment of the Loan. Mr. Smith also received an establishment fee equal to 2.5% of the amount of each drawdown payable at the time of the drawdown as consideration of the advancement of such drawdown. Any outstanding balance on the Loan, including accrued interest, were immediately due and payable by the Company on the earlier of the date of expiration of the Smith Loan Agreement on June 30, 2025, and the occurrence of an event of default thereunder (the “Due Date”). The Company could repay the Smith Loan at any time without notice and without penalty, but any amount of principal or interest repaid by the Company prior to the Due Date will be subject to an early payment fee of 2.5% of the value of any such payment. Amounts outstanding under the Smith Loan Agreement were secured by all of the Company’s assets pursuant to a general security agreement between the Company and Mr. Smith, dated September 11, 2024.

Through October 30, 2024, the Company borrowed a total of $504,000 under the Smith Loan and the largest aggregate amount of principal outstanding under the Smith Loan Agreement during the period ended June 30, 2025, was $504,000. The Company subsequently repaid $508,200, representing the balance of the principal outstanding under the Smith Loan plus accrued interest, and also repaid $40,850 related to loan origination fees payable. As of February 9, 2026, there was no principal amount or accounts payable outstanding under the Smith Loan.

December 2023 Private Placement

On December 22, 2023, the Company closed a non-brokered private placement (the “December 2023 Private Placement”) and issued an aggregate of 413,432 units of the Company (the “December 2023 Units”). Each December 2023 Unit consisted of one Common Share and one Warrant (the “December 2023 Warrants”). Each December 2023 Warrant is exercisable for one Common Share at a price of $3.54 until December 22, 2025. Certain of the Company’s officers and directors, including Messrs. Kehler, Smith and Shah, subscribed to purchase an aggregate of 138,845 December 2023 Units in the December 2023 Private Placement. Each officer and director of the Company who subscribed to purchase December 2023 Units in the December 2023 Private Placement paid a purchase price of $3.205 per unit (the “December 2023 Insider Unit Price”) upon the closing of the December 2023 Private Placement. The December 2023 Insider Unit Price included $0.125 per December 2023 Warrant underlying each December 2023 Unit purchased by officers and directors of the Company. Messrs. Kehler, Smith and Shah purchased 78,003 December 2023 Units, 46,801 December 2023 Units, and 9,361 December 2023 Units, respectively, for aggregate purchase prices of $249,999.62, $149,997.21, and $30,002.01, respectively. The remaining investors in the December 2023 Private Placement, who are not affiliated with the Company but with whom the Company had a pre-existing relationship, subscribed to purchase an aggregate of 274,587 December 2023 Units at a purchase price per December 2023 Unit of $3.08, which is equal to the consolidated closing bid price for the Common Shares as reported by Nasdaq on December 13, 2023. Gross proceeds to the Company from the December 2023 Private Placement were approximately $1.29 million.

November 2024 Private Placement

On November 13, 2024, the Company closed a non-brokered private placement (the “November 2024 Private Placement”) and issued an aggregate of 2,199,602 units of the Company (the “November 2024 Units”). Each November 2024 Unit consists of one Common Share, one Warrant (collectively, the “Series A Private Warrants”) to purchase one Common Share and one-half of one Warrant to purchase one-half of one Common Share (the “Series B Private Warrants” and, together with the Series A Private Warrants, the “November 2024 Private Warrants”). Each Series A Private Warrant is exercisable into one Common Share (a “Series A Warrant Share”) at an exercise price of $1.75 per Series A Warrant Share at any time on or after the date of issuance until November 13, 2026. Each Series B Private Warrant is exercisable into one Common Share (a “Series B Warrant Share”) at an exercise price of $2.07 per Series B Warrant Share at any time beginning six months and one day from the date of issuance until November 13, 2029. Messrs. Kehler and Smith subscribed to purchase an aggregate of 239,999 November 2024 Units in the November 2024 Private Placement and paid a purchase price of $1.7675 per November 2024 Unit (the “November 2024 Insider Unit Price”) upon the closing of the November 2024 Private Placement. The November 2024 Insider Unit Price included US$0.125 per November 2024 Private Warrant underlying each November 2024 Unit purchased by directors of the Company. Messrs. Kehler and Smith purchased 56,577 November 2024 Units and 183,422 November 2024 Units, respectively, for aggregate purchase prices of approximately $100,000 and $324,198, respectively. The remaining investors in the November 2024 Private Placement, who are not affiliated with the Company but with whom the Company had a pre-existing relationship, subscribed to purchase an aggregate of 1,959,603 November 2024 Units at a purchase price per November 2024 Unit of $1.57. Gross proceeds to the Company from the November 2024 Private Placement were approximately $3.5 million.

Review, Approval or Ratification of Related Person Transactions

Other than as described below, the Company does not currently have in place any specific policy or procedure in respect of the review, approval or ratification of any transaction required to be reported under Item 404(a) of

Regulation S-K. Sections 147-153 of the BCBCA set out rules and procedures applicable to all British Columbia corporations, pursuant to which a director presented with a resolution in respect of any matter (including an equity issuance) in respect of which he/she has an interest must disclose that interest in writing to the corporation’s board of directors prior to the approval of such matter. This procedure ensures that each equity issuance to a director or officer of the Company is approved by all directors of the Company not involved in such sale. All loan transactions from directors and officers are typically subject to review and approval by the Board prior to acceptance and are documented in the meeting minutes or resolutions related to same. Under its charter, the Audit Committee is responsible for reviewing and approving any related party transaction in advance of such transaction, unless the Chief Financial Officer or General Counsel determines that it is not practicable to wait until the next Audit Committee meeting, in which case the related party transaction will be submitted to the Chair of the Audit Committee, who will have delegated authority to act between Audit Committee meetings.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the SEC.

Based upon the review of the copies of Section 16(a) forms received by the Company, and upon written representations from reporting persons concerning the necessity of filing a Form 5 Annual Statement of Changes in Beneficial Ownership, the Company believes that, during fiscal 2025, all required reports were filed on a timely basis, other than the filing of a Form 3 and a Form 4 for each of Mr. Fulton and Mr. Cleave, which were filed late because of delays in processing of Form IDs due to new EDGAR Next requirements. The Form 4s each reported a single transaction on August 18, 2025.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Company’s shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of the Company will be October 28, 2026.

The deadline for submitting shareholder proposals, other than director nominations, for the next annual general meeting of shareholders of the Company, but not for inclusion in the management information and proxy circular, is January 11, 2027. If a shareholder proposal, other than a director nomination, is not submitted to the Company by January 11, 2027, the Company may still grant discretionary proxy authority to vote on such shareholder proposal in accordance with Rule 14a-4(c)(1) of Regulation 14A under the Exchange Act.

Pursuant to Section 188(1)(c) of the BCBCA, the Company is required to include shareholder nominees for director in the management information and proxy circular for an annual general meeting of shareholders if the shareholder director nomination is received by the Company at its principal executive offices no later than the close of business on the date that is at least three months prior to the anniversary date of the Company's last annual general meeting of shareholders, which deadline will not change, even if the date of the annual general meeting changes by more than 30 calendar days from the anniversary date of the Company's last annual general meeting of shareholders. Therefore, the deadline for shareholder director nominations for inclusion in the management information and proxy circular for the Company's next annual general meeting of shareholders is January 6, 2027.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained in the Articles of the Company. A shareholder wishing to make a proposal for consideration at an annual general meeting of the Company or wishing to nominate a person to act as a director of the Company should ensure they follow the applicable procedures set forth in Section 188 of the BCBCA and the Articles of the Company.

Under the Company’s advance notice policy, adopted by the shareholders of the Company on December 15, 2014, nominations of persons for election to the Board at any annual general meeting of the shareholders must be received by the Corporate Secretary of the Company not less than 30 days or more than 65 days prior to the date of such meeting; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of such meeting was made (the “Meeting Notice Date”), such shareholder’s notice must be so received not later than the close of business on the 10th day following the Meeting Notice Date.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for election at the next annual general meeting of shareholders other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the Meeting, which date is February 5, 2027. If the date of the next annual general meeting of shareholders is changed by more than 30 calendar days from the first anniversary of the Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of the next annual general meeting of shareholders or the 10th calendar day following the day on which public announcement of the date of the next annual general meeting of shareholders is first made.

DISSENTERS’ RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one Notice of Internet Availability of Meeting Materials to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Notice of Internet Availability of Meeting Materials or other materials for the Meeting or future annual meetings, the shareholder may receive copies by contacting the Corporate Secretary at 7000 South Yosemite Street, Suite 115, Centennial, CO 80112, or by calling (720) 334-7066. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at www.sec.gov.

Additional information about the Company is located on SEDAR+ at www.sedarplus.com. Financial information is provided in the Company’s comparative financial statements and Management’s Discussion and Analysis for its most recently completed financial year ended June 30, 2025. At the written request of any registered shareholder who owns shares on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Meeting Materials, including the Company’s Annual Report to Shareholders. If requested, the Company will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Annual Report, the financial statements and Management’s Discussion and Analysis should be made by writing to the Chief Financial Officer and Corporate Secretary, Neal Shah, at the following address:

NioCorp Developments Ltd.

7000 South Yosemite Street, Suite 115

Centennial, CO 80112

OTHER MATERIAL FACTS

Management knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matter in accordance with the best judgment of the persons voting by proxy.

DATED at Centennial, Colorado, on the 25th day of February, 2026.

BY ORDER OF THE BOARD

NIOCORP DEVELOPMENTS LTD.

/s/ Mark A. Smith

Mark A. Smith

President, Chief Executive Officer, Executive Chairman and Director

SCHEDULE A

Form of proxy

320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class Add1 COMMON Add2 add3 Holder Account Number add4 add5 C1234567890 XXX add6 Fold Form of Proxy - Annual General Meeting to be held on April 6, 2026 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Proxyholders whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. If you are voting on behalf of a corporation, you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was received by Management. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Proxyholders listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against or abstained from voting each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information and Proxy Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 10:00 am, Mountain Daylight Time, on April 2, 2026. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically o Call the number listed BELOW from a touch tone o Go to the following web site: o You can enroll to receive future securityholder telephone. www.investorvote.com communications electronically by visiting www.investorcentre.com. 1-866-732-VOTE (8683) Toll Free o Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Proxyholders named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 02585B CPUQC01.E.INT/000001/i1234

           MR SAM SAMPLE C1234567890 XXX 123 Appointment of Proxyholder I/We being holder(s) of securities of NioCorp Developments Ltd. (the Print the name of the person you are “Company”) hereby appoint: Mark A. Smith, President, Chief Executive appointing if this person is someone Officer, and Executive Chairman of the Company, or failing this person, OR other than the Management Proxyholders Neal S. Shah, Chief Financial Officer and Corporate Secretary of the listed herein. Company (the “Management Proxyholders”) As my/our proxyholder with full power of substitution and to attend, act and vote for and on behalf of the holder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of Shareholders of the Company to be held at 7000 S. Yosemite St, Lower Level Conference Room, Centennial, CO 80112, on Monday, April 6, 2026 at 10:00 am, Mountain Daylight Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS FOR THE MANAGEMENT PROPOSALS BELOW ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Number of Directors To set the number of directors for the ensuing year at six. 2. Election of Directors For Withhold For Withhold For Withhold 01. Mark A. Smith 02. Peter Oliver 03. Anthony W. Fulton Fold 04. Nilsa Guerrero-Mahon 05. Michael G. Maselli 06. Dean C. Kehler For Withhold 3. Appointment of Auditors To appoint Deloitte & Touche LLP as auditors of the Company to hold office until the next annual general meeting and to authorize the Board of Directors to fix their remuneration through the Audit Committee. For Against Abstain 4. Advisory Vote to Approve Named Executive Officer Compensation To approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Management Information and Proxy Circular in respect of the annual general meeting of shareholders of the Company held on April 6, 2026. 5. Approve Amendment and Restatement of the NioCorp Developments Ltd. Long Term Incentive Plan BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: 1. The Amended and Restated NioCorp Developments Ltd. Long Term Incentive Plan, substantially as described in and appended as Schedule B to the Company’s Management Information and Proxy Circular in respect of the annual general meeting of shareholders of the Company held on April 6, 2026 (the “Meeting”), is hereby authorized and approved to be effective from the date of the Meeting. 2. Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions. 6. Approve Amendment and Extension of Company’s Shareholder Rights Plan BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: 1. The Amended and Restated Shareholder Rights Plan Agreement to be dated April 6, 2026 between the Company and Computershare Investor Services Inc., as rights agent (the “Amended Rights Plan Agreement”), in the form attached as Schedule C to the Company’s Management Information and Proxy Circular in respect of the annual general meeting of shareholders of the Company held on April 6, 2026, be and is hereby authorized and approved, such that the amendments to the original shareholder rights plan agreement dated November 21, 2025, including the extension of the expiration time of the Rights Plan Fold to 5:00 p.m. (Toronto time) on the date of the Company’s annual general meeting of shareholders held in 2027, or earlier upon the redemption of the rights, or provided that a Flip-In Event (as defined in the Amended Rights Plan Agreement) has not occurred, at such date or time as the Company’s Board of Directors may determine in its sole discretion, is hereby authorized, approved and confirmed; and 2. Any one director or officer of the Company, be, and each of them is hereby, authorized and directed for and on behalf, and in the name, of the Company, to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to give effect to this resolution. Signature(s) Date Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and this proxy appoints the Management Proxyholders, this proxy DD / MM / YY will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signing Capacity Interim Financial Statements – Mark this box if you Annual Financial Statements – Mark this box if you Information Circular – Mark this box if you would like to would like to receive Interim Financial Statements and would like to receive the Annual Financial Statements and receive the Management Information and Proxy Circular accompanying Management’s Discussion and Analysis accompanying Management’s Discussion and Analysis by mail for the next securityholders’ meeting. by mail. by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. BTDQ 389136 XXXX AR1 9999999 99999 02586D

SCHEDULE B

Amended and Restated NioCorp Developments Ltd. Long Term Incentive Plan

NIOCORP DEVELOPMENTS LTD. LONG TERM INCENTIVE PLAN

Approved by the Board of Directors on September 29, 2017, as amended on September 24, 2020, as amended on December 4, 2023, and as further amended on February 6, 2026, and by the Corporation’s shareholders on November 9, 2017, as amended on November 4, 2020, as amended on January 19, 2024, and as further amended on __________, 2026.

PART I – GENERAL PROVISIONS

1.	PREAMBLE AND DEFINITIONS

1.1	Title.

The Plan described in this document shall be called the “NioCorp Developments Ltd. Long Term Incentive Plan”.

1.2	Purpose of the Plan.

1.2.1	The purposes of the Plan are:

(a)	to promote a further alignment of interests between officers, employees and other eligible service providers and the shareholders of the Corporation;

(b)	to potentially associate a portion of the compensation payable to officers, employees and other eligible service providers with the returns achieved by shareholders of the Corporation; and

(c)	to help attract and retain officers, employees and other eligible service providers with the knowledge, experience and expertise required by the Corporation.

1.2.2	The Plan shall serve as the successor to the Corporation’s 2016 Incentive Stock Option Plan approved by the Corporation’s shareholders on February 23, 2016 (the “Prior Plan”), and no further awards shall be made under the Prior Plan on and after November 9, 2017. All outstanding awards under the Prior Plan immediately prior to November 9, 2017 shall be included in the maximum number of Shares and other limitations set forth in Section 4 herein. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant and the Prior Plan, and no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such awards.

1.3	Definitions.

1.3.1	“Affiliate(s)” shall mean a Parent or Subsidiary of the Corporation.

1.3.2	“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder, and Stock Exchange Rules.

1.3.3	“Beneficiary” means, subject to Applicable Law, an individual who has been designated by a Participant, in such form and manner as the Board may determine, to receive benefits payable under the Plan upon the death of the Participant, or, where no such designation is validly in effect at the time of death, the Participant’s legal representative.

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1.3.4	“Blackout Period” means a period of time when, pursuant to any policies of the Corporation, any securities of the Corporation may not be traded by certain persons as designated by the Corporation, including any holder of a Grant.

1.3.5	“Board” means the Board of Directors of the Corporation.

1.3.6	“Cause” means, except as otherwise provided in an applicable Grant Agreement:

(a)	subject to (b) below, “just cause” or “cause” for Termination by the Corporation or an Affiliate as determined under Applicable Law;

(b)	where a Participant has a written employment agreement with the Corporation or an Affiliate, “Cause” as defined in such employment agreement, if applicable; or

(c)	where a Participant provides services as an independent contractor pursuant to a contract for services with the Corporation or an Affiliate, any material breach of such contract.

1.3.7	“Change in Control” means, except as otherwise provided in an applicable Grant Agreement:

(a)	a successful “take-over bid” (as defined in the Securities Act (British Columbia), as amended, or any successor legislation thereto) pursuant to which the “offeror” acquires beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof, together with persons acting jointly or in concert with the holder thereof, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the acquisition of beneficial ownership of additional securities of the Corporation by any person who, together with persons acting jointly or in concert with such person, was entitled prior to such “take-over bid”, directly or following conversion or exercise securities of the Corporation, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation;

(b)	the issuance to, or acquisition by, any person, or group of persons acting jointly or in concert, directly or indirectly, including through an arrangement or other form of reorganization, of beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the issuance of securities of the Corporation to, or acquisition of securities of the Corporation by, any person who, together with persons acting jointly or in concert with such person, was entitled prior to such issuance or acquisition, directly or following conversion or exercise securities of the Corporation, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation;

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(c)	individuals who, as of a Grant Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Grant Date, whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for Director, without objection to such nomination) will be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Directors then comprising the Board;

(d)	an arrangement, amalgamation, merger or other form of reorganization of the Corporation where the holders of the outstanding voting securities or interests of the Corporation immediately prior to the completion of the arrangement, amalgamation, merger or reorganization will hold fifty percent (50%) or less of the votes attaching to all outstanding voting securities or interests of the continuing entity upon completion of the arrangement, amalgamation, merger or reorganization;

(e)	the sale of all or substantially all of the assets of the Corporation; or

(f)	the liquidation, winding-up or dissolution of the Corporation.

1.3.8	“Code” or “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding regulatory guidance thereunder.

1.3.9	“Corporation” means NioCorp Developments Ltd., and includes any successor corporation or entity thereto.

1.3.10	“Director” means a director of the Corporation from time to time.

1.3.11	“Disability” means, except as otherwise provided in an applicable Grant Agreement:

(a)	subject to (b) below, a Participant’s physical or mental incapacity that prevents him/her from substantially fulfilling his or her duties and responsibilities on behalf of the Corporation or, if applicable, an Affiliate, as determined by the Board and, in the case of a Participant who is an employee of the Corporation or an Affiliate, in respect of which the Participant commences receiving, or is eligible to receive, disability benefits under the Corporation’s or Affiliate’s long-term disability plan; or

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(b)	where a Participant has a written employment agreement with the Corporation or an Affiliate, “Disability” as defined in such employment agreement, if applicable.

1.3.12	“Disability Date” means, in relation to a Participant, that date determined by the Board to be the date on which the Participant experienced a Disability.

1.3.13	“Eligible Person” means a Director or an individual Employed by the Corporation or any Affiliate, including a Service Provider, who, by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Corporation provided, however, that only persons who meet the definition of “employees” under Code Section 3401(c) shall be eligible to receive Incentive Stock Options.

1.3.14	“Employed” means, with respect to a Participant, that:

(a)	the Participant is rendering services to the Corporation or an Affiliate (excluding services as a Director) including as a Service Provider; or

(b)	the Participant is not actively rendering services to the Corporation or an Affiliate due to an approved leave of absence, maternity or parental leave or leave on account of Disability.

For greater certainty, a Participant shall not be considered to be Employed on a Vesting Date if, prior to such Vesting Date, such Participant’s Termination Date occurred.

The term “Employment” has the corresponding meaning.

1.3.15	“Exercise Price” means, with respect to an Option, the price payable by a Participant to purchase one Share on exercise of such Option, which (except as otherwise provided in Section 9.2) shall not be less than one hundred percent (100%) of the Market Price on the Grant Date of the Option covering such Share, subject to adjustment pursuant to Section 5.

1.3.16	“Form S-8” means a Form S-8 Registration Statement under the United States Securities Act of 1933.

1.3.17	“Good Reason” means, except as otherwise provided in an applicable Grant Agreement, the occurrence of any one or more of the following without a Participant’s written consent:

(a)	a material change in the Participant’s position or duties, responsibilities, titles or offices in effect immediately prior to a Change in Control, which includes any removal of the Participant from or any failure to re-elect or re-appoint the Participant to any such position or office;

(b)	a reduction in the Participant’s overall annual compensation for services provided to the Corporation or an Affiliate in the cumulative amount of 5% or more within a 12-month period;

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(c)	any change to the terms or conditions of the employment of the Participant that would constitute “constructive dismissal” as that term is defined at common law which the Corporation or an Affiliate, as the case may be, fails to remedy within thirty (30) days of receiving written notice from the Participant of any such change; or

(d)	the Corporation or an Affiliate relocating the Participant to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change in Control or a place within 15 kilometres of that location.

1.3.18	“Grant” means a grant or right granted under the Plan consisting of one or more Options, RSUs or PSUs.

1.3.19	“Grant Agreement” means an agreement between the Corporation and a Participant or other instrument or document evidencing a Grant and setting out the terms under which such Grant is made, together with such schedules, amendments, deletions or changes thereto as are permitted under the Plan. A Grant Agreement may be in an electronic medium and may be limited to a notation on the books and records of the Corporation. Unless otherwise determined by the Board, a Grant Agreement does not need to be signed by a representative of the Corporation or a Participant, provided the Participant’s agreement is expressly acknowledged.

1.3.20	“Grant Date” means the effective date of a Grant (which date will not be earlier than the date on which the Board takes action with respect thereto).

1.3.21	“Grant Value” is as defined in Section 12.

1.3.22	“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.

1.3.23	“Market Price” means, with respect to any particular date:

(a)	if the Shares are listed on only one Stock Exchange, the closing price per Share on such Stock Exchange on the Trading Day immediately preceding such date;

(b)	if the Shares are listed on more than one Stock Exchange, the “Market Price” as determined in accordance with paragraph (a) above for the primary Stock Exchange on which the greatest volume of trading of the Shares occurred during the immediately preceding twenty (20) Trading Days; and

(c)	if the Shares are not listed for trading on a Stock Exchange, a price which is determined by the Board in good faith to be the fair market value of the Shares.

1.3.24	“Option” means an option to purchase a Share granted by the Board to an Eligible Person in accordance with Section 3 and Section 9.1.

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1.3.25	“Parent” means any parent corporation of the Corporation within the meaning of Code Section 424(e), or any successor provision.

1.3.26	“Participant” means an Eligible Person to whom a Grant is made and which Grant or a portion thereof remains outstanding.

1.3.27	“Performance Conditions” means such financial, personal, operational, transaction-based or other performance criteria as may be determined by the Board in respect of a Grant to any Participant or Participants and set out in a Grant Agreement. Performance Conditions may apply to an individual Participant or to the Corporation, an Affiliate, the Corporation and its Affiliates as a whole, a business unit of the Corporation or group comprised of the Corporation and some Affiliates or a group of Affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group or index, or otherwise, provided that the performance period for measurement or achievement of any such performance criteria (or incremental element thereof) shall in all events exceed one year. When establishing Performance Conditions, the Board may exclude any or all “extraordinary items” as determined under applicable accounting standards. The Board may provide that Performance Conditions will be adjusted to reflect events occurring during the performance period that affect the applicable Performance Condition.

1.3.28	“Performance Period” means, with respect to PSUs, the period specified by the Board for achievement of any applicable Performance Conditions as a condition to Vesting.

1.3.29	“Plan” means this NioCorp Developments Ltd. Long Term Incentive Plan, including any schedules or appendices hereto, as may be amended from time to time.

1.3.30	“Performance Share Unit” or “PSU” means a right granted to an Eligible Person in accordance with Section 3 and Section 13.1 to receive a Share or the Market Price, as determined by the Board, that generally becomes Vested, if at all, subject to the attainment of certain Performance Conditions and satisfaction of such other conditions to Vesting, if any, as may be determined by the Board.

1.3.31	“Restricted Share Unit” or “RSU” means a right granted to an Eligible Person in accordance with Section 3 and Section 13.1 to receive a Share or the Market Price, as determined by the Board, that generally becomes Vested, if at all, following a period of continuous Employment or service of the Participant.

1.3.32	“Restrictive Covenant” means any obligation of a Participant to the Corporation or an Affiliate to (A) maintain the confidentiality of information relating to the Corporation or the Affiliate and/or its business, (B) not engage in employment or business activities that compete with the business of the Corporation or the Affiliate, (C) not solicit employees or other service providers, customers and/or suppliers of the Corporation or the Affiliate, whether during or after employment with the Corporation or Affiliate, and whether such obligation is set out in a Grant Agreement issued under the Plan or other agreement between the Participant and

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the Corporation or Affiliate, including, without limitation, an employment agreement, or otherwise.

1.3.33	“Service Provider” means a person, other than an employee, officer or director of the Corporation or an Affiliate, that satisfies the Form S-8 definition of “employee” and, in respect of non-US Taxpayers, (i) is engaged to provide, on a bona fide basis, services to the Corporation or an Affiliate, other than services provided in relation to a distribution of securities; (ii) provides the services under a written contract between the Corporation or an Affiliate and the person or company; and (iii) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate.

1.3.34	“Share” means a common share, without par value, of the Corporation or, in the event of an adjustment contemplated by Section 5.1, such other security to which a Participant may be entitled upon the exercise or settlement of a Grant as a result of such adjustment.

1.3.35	“Share Unit” means either an RSU or a PSU, as the context requires.

1.3.36	“Stock Exchange” means The Nasdaq Stock Market LLC, and such other stock exchange on which the Shares are listed, or if the Shares are not listed on any stock exchange, then on the over-the-counter market.

1.3.37	“Stock Exchange Rules” means the applicable rules of any Stock Exchange upon which Shares of the Corporation are listed.

1.3.38	“Subsidiary” means, any subsidiary corporation of the Corporation within the meaning of Code Section 424(f), or any successor provision.

1.3.39	“Tax Act” means the Income Tax Act (Canada), as amended from time to time.

1.3.40	“Termination Date” means, except as otherwise provided in an applicable Grant Agreement, (i) in the case of a Director, the date on which the Director ceases to be a Director, (ii) in the case of all Participants Employed by the Corporation or an Affiliate, either (A) the date on which the Participant’s Employment with the Corporation or an Affiliate ceases for any reason (other than in connection with the Participant’s transfer to Employment with the Corporation or another Affiliate), whether lawful or otherwise (including, without limitation, by reason of resignation, retirement, death, frustration of contract, termination for Cause, termination without Cause, Disability or constructive dismissal) without regard to any period following such date for which pay in lieu of notice is paid or payable (whether by lump sum or salary continuance), or benefits continuation is provided, and without regard to any other termination or severance payments which the Participant may then receive or be entitled to receive, in all cases whether pursuant to contract, the common law or otherwise, or (B) on such later date, if applicable, as may be required to satisfy the minimum requirements of the applicable employment or labour standards legislation. For greater certainty, a Termination Date shall not be considered to have occurred because of a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability. Further,

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for greater certainty, the parties intend to displace any presumption that the Participant is entitled to reasonable notice of termination under common law in connection with the Plan, in excess of any minimum statutory notice of termination under the applicable employment or labour standards legislation. The terms “Terminated” and “Termination” shall be construed accordingly.

1.3.41	“Time Vesting” means any conditions relating to the passage of time or continued service with the Corporation or an Affiliate for a period of time in respect of a Grant, as may be determined by the Board.

1.3.42	“Trading Day” means a day on which the Stock Exchange is open for trading and on which the Shares actually traded.

1.3.43	“US Taxpayer” means an individual who is subject to tax under the Code in respect of any amounts payable or Shares deliverable under this Plan.

1.3.44	“Vested” means, with respect to any Option or Share Unit, that the applicable conditions with respect to Time Vesting, achievement of Performance Conditions and/or any other conditions established by the Board have been satisfied or, to the extent permitted under the Plan, waived, whether or not the Participant’s rights with respect to such Grant may be conditioned upon prior or subsequent compliance with any Restrictive Covenants (and any applicable derivative term shall be construed accordingly).

1.3.45	“Vesting Date” means the date on which the applicable Time Vesting, Performance Conditions and/or any other conditions for an Option or Share Unit becoming Vested are met, deemed to have been met or waived as contemplated in Section 1.3.44.

2.	CONSTRUCTION AND INTERPRETATION

2.1	Gender, Singular, Plural.

In the Plan, references to the masculine include the feminine, and references to the singular shall include the plural and vice versa, as the context shall require.

2.2	Severability.

If any provision or part of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.3	Headings, Sections and Parts.

Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained. A reference to a section or schedule shall, except where expressly stated otherwise, mean a section or schedule of the Plan, as applicable. The Plan is divided into three Parts. Part I contains provisions of general application to all Grants; Part II applies specifically to Options; and Part III applies specifically to Share Units.

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3.	ADMINISTRATION

3.1	Administration by the Board.

The Plan shall be administered by the Board in accordance with its terms and subject to Applicable Law. Subject to and consistent with the terms of the Plan, in addition to any authority of the Board specified under any other terms of the Plan, the Board shall have full and complete discretionary authority to:

(a)	interpret the Plan and Grant Agreements;

(b)	prescribe, amend and rescind such rules and regulations and make all determinations necessary or desirable for the administration and interpretation of the Plan and instruments of grant evidencing Grants;

(c)	determine those Eligible Persons who may receive Grants as Participants, grant one or more Grants to such Participants and approve or authorize the applicable form and terms of the related Grant Agreements;

(d)	determine the terms and conditions of Grants granted to any Participant, including, without limitation, as applicable (i) Grant Value and the number of Shares subject to a Grant, (ii) the Exercise Price for Shares subject to a Grant, (iii) the conditions to the Vesting of a Grant or any portion thereof, including, as applicable, the period for achievement of any applicable Performance Conditions as a condition to Vesting and conditions pertaining to compliance with Restrictive Covenants, and the conditions, if any, upon which Vesting of any Grant or any portion thereof will be waived or accelerated without any further action by the Board, (iv) the circumstances upon which a Grant or any portion thereof shall be forfeited or cancelled or expire, including in connection with the breach by a Participant of any Restrictive Covenant, (v) the consequences of a Termination with respect to a Grant, (vi) the manner of exercise or settlement of the Vested portion of a Grant, and (vii) whether, and the terms upon which, any Shares delivered upon exercise or settlement of a Grant must be held by a Participant for any specified period of time;

(e)	determine whether, and the extent to which, any Performance Conditions or other conditions applicable to the Vesting of a Grant have been satisfied or, to the extent permitted by Code Section 409A (to the extent applicable), shall be waived or modified;

(f)	make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence or disability of any Participant. Without limiting the generality of the foregoing, the Board shall be entitled to determine:

(i)	whether or not any such leave of absence shall constitute a Termination within the meaning of the Plan; and

(ii)	the impact, if any, of any such leave of absence on Grants issued under the Plan made to any Participant who takes such leave of absence (including, without limitation, whether or not such leave of absence shall cause any

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Grants to expire and the impact upon the time or times such Grants shall be exercisable);

provided that, with respect to Options that are intended to be Incentive Stock Options, the treatment of any such leave of absence shall comply with Code Section 422 and the regulations issued thereunder;

(g)	amend the terms of any Grant Agreement or other documents evidencing Grants; and

(h)	determine whether, and the extent to which, adjustments shall be made pursuant to Section 5 and the terms of such adjustments.

3.2	All determinations, interpretations, rules, regulations, or other acts of the Board respecting the Plan or any Grant shall be made in its sole discretion and shall be conclusively binding upon all persons.

3.3	The Board may prescribe terms for Grant Agreements in respect of Eligible Persons who are subject to the laws of a jurisdiction other than Canada in connection with their participation in the Plan that are different than the terms of the Grant Agreements for Eligible Persons who are subject to the laws of Canada in connection with their participation in the Plan, and/or deviate from the terms of the Plan set out herein, for purposes of compliance with Applicable Law in such other jurisdiction or where, in the Board’s opinion, such terms or deviations are necessary or desirable to obtain more advantageous treatment for the Corporation, an Affiliate or the Eligible Person in respect of the Plan under the Applicable Law of the other jurisdiction.

Notwithstanding the foregoing, the terms of any Grant Agreement authorized pursuant to this Section 3.3 shall be consistent with the Plan having regard to the Applicable Law of the jurisdiction in which such Grant Agreement is applicable and in no event shall contravene the Applicable Law of Canada.

3.4	The Board may, in its discretion, subject to Applicable Law, delegate its powers, rights and duties under the Plan, in whole or in part, to a committee of the Board, or to a person or persons, as it may determine, from time to time, on terms and conditions as it may determine, except that the Board shall not, and shall not be permitted to delegate any such powers, rights or duties with respect to the grant, amendment, administration or settlement of any Grant to the extent delegation is not consistent with Applicable Law and any such purported delegation or action shall not be given effect, and provided that the composition of the committee of the Board, person or persons, as the case may be, shall comply with Applicable Law. In addition, provided it complies with the foregoing, the Board may appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it.

3.5	In addition, the Board is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this plan is intended or may be deemed to constitute a limitation on the authority of the Board.

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4.	SHARE RESERVE

4.1	Maximum Shares Available Under this Plan.

4.1.1	Subject to adjustment as provided in Section 5.1 and the share counting rules set forth in Section 4.2 of this Plan, the number of Shares available under this Plan for (a) Options, (b) Share Units, or (c) dividend equivalents, will not exceed, in the aggregate, (x) 11,300,000 Shares, minus (y) as of the Amended Effective Date, one Share for every one Share subject to an award granted under the Plan after February 9, 2026 and before the Amended Effective Date, plus (z) the Shares that are subject to awards granted under this Plan that are added (or added back, as applicable) to the aggregate number of Shares available under this Section 4.1.1 pursuant to the share counting rules of this Plan. Such Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

4.1.2	Subject to the share counting rules set forth in Section 4.2 of this Plan, the aggregate number of Shares available under Section 4.1.1 of this Plan will be reduced by one Share for every one Share subject to an award granted under this Plan.

4.2	Share Counting Rules.

4.2.1	Except as provided in Section 7.11 of this Plan, if any Grant under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 4.1.1 above.

4.2.2	Notwithstanding anything to the contrary contained in this Plan: (a) Shares withheld by the Corporation, tendered or otherwise used in payment of the Exercise Price of an Option will not be added (or added back, as applicable) to the aggregate number of Shares available under Section 4.1.1 of this Plan; (b) Shares withheld by the Corporation, tendered or otherwise used to satisfy tax withholding with respect to Grants under this Plan will not be added (or added back, as applicable) to the aggregate number of Shares available under Section 4.1.1 of this Plan; and (c) Shares reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of Options will not be added (or added back, as applicable) to the aggregate number of Shares available under Section 4.1.1 of this Plan.

4.2.3	If, under this Plan, a Participant has elected to give up the right to receive cash compensation in exchange for Shares based on fair market value, such Shares will not count against the aggregate limit under Section 4.1.1 of this Plan.

4.3	Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 5.1 of this Plan, the aggregate number of Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options will not exceed 11,300,000 Shares.

4.4	Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation, including cash compensation, for such service having an aggregate maximum value (measured at the Grant Date as applicable, and calculating the

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value of any Grants based on the grant date fair value for financial reporting purposes) in excess of US$750,000; provided, however, that this limit shall not apply to (a) distributions of previously deferred compensation under a deferred compensation plan maintained by the Corporation, (b) compensation received by the Director in his or her capacity as an executive officer or employee of the Corporation or (c) any compensation resulting from non-preferential dividends or dividend equivalents associated with outstanding equity awards.

5.	ALTERATION OF CAPITAL AND CHANGE IN CONTROL

5.1	Notwithstanding any other provision of the Plan, and subject to Applicable Law, in the event of any change in or impact to the Shares by reason of any dividend (other than dividends in the ordinary course), split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, combination or exchange of Shares or distribution of rights to holders of Shares or any other relevant changes to or impact to the authorized or issued capital of the Corporation, if the Board shall determine that an equitable adjustment should be made, such adjustment shall, subject to Applicable Law, be made by the Board to (i) the number of Shares subject to the Plan; (ii) the securities into which the Shares are changed or are convertible or exchangeable; (iii) any Options then outstanding; (iv) the Exercise Price in respect of such Options; (v) the number of Share Units outstanding under the Plan; and/or (vi) other award terms, and any such adjustment shall be conclusive and binding for all purposes of the Plan; provided, however, that any such adjustment to the number specified in Section 4.3 of this Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board may provide in substitution for any or all outstanding Grants under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Code Section 409A (if applicable); provided that, with respect to any Grant that is, or is intended to be, subject to Section 7 of the Tax Act, any substitution of such Grant for another award shall comply with the requirements of Section 7(1.4) of the Tax Act and any settlement of such Grant for a cash payment shall comply with the requirements of Section 7(1)(b) of the Tax Act. In addition, for each Option with an Exercise Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its discretion elect to cancel such Option without any payment to the person holding such Option.

5.2	Nothing in the Plan shall require the Corporation to issue fractional Shares in satisfaction of its obligations under the Plan. Any fractional interest in a Share that would, except for the provisions of this Section 5.2, be deliverable upon the exercise of any Grant shall be cancelled and not deliverable by the Corporation.

5.3	In the event of a Change in Control prior to the Vesting of a Grant, and subject to the terms of a Participant’s written employment agreement or contract for services with the Corporation or an Affiliate, notwithstanding the conditions as to vesting of Options and Share Units contained in any individual Grant Agreement, if at any time within one year after the date of a Change in Control: (i) a Participant’s Termination Date occurs for any reason other than for Cause or (ii) a Participant resigns for Good Reason, all outstanding

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Options and Share Units, as applicable, held by such Participant shall become Vested as of the date of such Participant’s Termination Date and the terms of this Plan applicable to Vested Options and Vested Share Units shall apply to such Options and Share Units; provided that in the event that any Share Units are subject to Performance Conditions, then the vesting of such Share Units shall accelerate only to the extent that such Performance Conditions have been satisfied and further provided that if a Performance Condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the Performance Condition has been satisfied, as determined by the Board.

6.	CLAWBACK

6.1	Clawback.

It is a condition of each Grant that if:

(i)	The Participant fails to comply with any applicable Restrictive Covenant;

(ii)	the Participant is Terminated for Cause, or the Board reasonably determines after the Termination Date that the Participant’s employment could have been Terminated for Cause;

(iii)	the Board reasonably determines that the Participant engaged in conduct that causes material financial or reputational harm to the Corporation or its Affiliates, or engaged in gross negligence, willful misconduct or fraud in respect of the performance of the Participant’s duties for the Corporation or an Affiliate of the Corporation; or

(iv)	the Corporation’s financial statements (the “Original Statements”) are required to be restated (other than solely as a result of a change in accounting policy by the Corporation or under International Financial Reporting Standards applicable to the Corporation) and such restated financial statements (the “Restated Statements”) disclose, in the opinion of the Board acting reasonably, materially worse financial results than those contained in the Original Statements, then the Board may, in its sole discretion, to the full extent permitted by governing law and to the extent it determines that such action is in the best interest of the Corporation, and in addition to any other rights that the Corporation or an Affiliate may have at law or under any agreement, take any or all of the following actions, as applicable:

(A)	reduce the number or value of, or cancel and terminate, any one or more unvested Grants of Options or Share Units on or prior to the applicable maturity or Vesting Dates, or cancel or terminate any outstanding Grants which have Vested in the twelve (12) months prior to (x) the date on which the Participant fails to comply with a Restrictive Covenant, (y) the Participant’s Termination Date or the date on which the Board makes a determination under paragraph (ii) or (iii) above, or (z) the date on which the Board determines that the Corporation’s Original Statements are required to be restated, in the event paragraph (iv)

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above applies (each such date provided for in clause (x), (y) and (z) of this paragraph (a) being a “Relevant Equity Recoupment Date”); and/or

(B)	require payment to the Corporation of the value of any Shares of the Corporation acquired by the Participant pursuant to a Grant in the twelve (12) months prior to a Relevant Equity Recoupment Date (less any amount paid by the Participant to acquire such Shares and less the amount of tax withheld pursuant to the Tax Act or other relevant taxing authority in respect of such Shares).

6.2	Other Recoupment.

Notwithstanding anything in this Plan to the contrary, any Grant Agreement (or any part thereof) may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Corporation of any gain or earnings related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Board in accordance with (i) any Corporation clawback or recoupment policy or policies as adopted from time to time, including any policy adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise (in each case, the “Clawback Policy”), or (ii) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable laws, rules, regulations, or stock exchange listing standards, as may be in effect from time to time, and which may operate to create additional rights for the Corporation with respect to awards and the recovery of amounts relating thereto. By accepting awards under the Plan, the Participants consent to be bound by the terms of the Clawback Policy, if applicable, and agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Corporation in its efforts to recover or recoup any award, any gains or earnings related to any award, or any other amount paid under the Plan or otherwise subject to clawback or recoupment pursuant to such laws, rules, regulations, stock exchange listing standards or Corporation policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Corporation from the Participant of any such amounts, including from the Participant’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.

7.	MISCELLANEOUS

7.1	Compliance with Laws and Policies.

The Corporation’s obligation to make any payments or deliver (or cause to be delivered) any Shares hereunder is subject to compliance with Applicable Law. Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that the Participant will, at all times, act in strict compliance with Applicable Law and all other laws and any policies of the Corporation applicable to the Participant in connection with the Plan including, without limitation, furnishing to the Corporation all information and undertakings as may be required to permit compliance with Applicable Law.

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7.2	Withholdings.

So as to ensure that the Corporation or an Affiliate, as applicable, will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Corporation or the Affiliate shall withhold or cause to be withheld from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary to permit the Corporation or the Affiliate, as applicable, to so comply. Subject to Applicable Law, the Corporation and any Affiliate may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Board may determine in its sole discretion, by (a) requiring such Participant to sell any Shares and retaining any amount payable which would otherwise be provided or paid to such Participant in connection with any such sale, or (b) requiring, as a condition to the delivery of Shares hereunder, that such Participant make such arrangements as the Board may require so that the Corporation and its Affiliates can satisfy such withholding obligations, including requiring such Participant to remit an amount to the Corporation or an Affiliate in advance, or reimburse the Corporation or any Affiliate for, any such withholding obligations.

7.3	No Right to Continued Employment.

Nothing in the Plan or in any Grant Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Corporation or any Affiliate, to be entitled to any remuneration or benefits not set forth in the Plan or a Grant Agreement or to interfere with or limit in any way the right of the Corporation or any Affiliate to terminate Participant’s employment or service arrangement with the Corporation or any Affiliate.

7.4	No Additional Rights.

Neither the designation of an individual as a Participant nor the Grant of any Options or Share Units to any Participant entitles any person to the Grant, or any additional Grant, as the case may be, of any Options or Share Units. For greater certainty, the Board’s decision to approve a Grant in any period shall not require the Board to approve a Grant to any Participant in any other period; nor shall the Board’s decision with respect to the size or terms and conditions of a Grant in any period require it to approve a Grant of the same or similar size or with the same or similar terms and conditions to any Participant in any other period. The Board shall not be precluded from approving a Grant to any Participant solely because such Participant may have previously received a Grant under this Plan or any other similar compensation arrangement of the Corporation or an Affiliate. No Eligible Person has any claim or right to receive a Grant except as may be provided in a written employment or services agreement between an Eligible Person and the Corporation or an Affiliate.

7.5	Amendment, Termination.

7.5.1	The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable Stock Exchange rules and except as permitted under Section 5.1 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in

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this Plan, or (iv) must otherwise be approved by the shareholders of the Corporation in order to comply with Applicable Law, all as determined by the Board, then, such amendment will be subject to approval by the Corporation’s shareholders and will not be effective unless and until such approval has been obtained.

7.5.2	Except in connection with a corporate transaction or event described in Section 5.1 of this Plan or in connection with a Change in Control, the terms of outstanding Grants may not be amended to reduce the Exercise Price of outstanding Options, or cancel outstanding “underwater” Options (including following a Participant’s voluntary surrender of “underwater” Options) in exchange for cash, other awards or Options with an Exercise Price that is less than the Exercise Price of the original Options without approval by the Corporation’s shareholders. This Section 7.5.2 is intended to prohibit the repricing of “underwater” Options and will not be construed to prohibit the adjustments provided for in Section 5.1 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 7.5.2 may not be amended without approval by the Corporation’s shareholders.

7.5.3	Subject to Section 7.5.2 of this Plan, the Board may amend the terms of any Grant theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 5.1 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

7.6	Administration Costs.

The Corporation will be responsible for all costs relating to the administration of the Plan.

7.7	Designation of Beneficiary.

Subject to the requirements of Applicable Law, a Participant may designate a Beneficiary, in writing, to receive any benefits that are provided under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form as may be prescribed by the Board from time to time. A Beneficiary designation under this Section 7.7 and any subsequent changes thereto shall be filed with the chief legal officer of the Corporation.

7.8	Governing Law.

The Plan and any Grants pursuant to the Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and with respect to Participants who are US Taxpayers, with the Code and applicable federal laws of the US. The Board may provide that any dispute to any Grant shall be presented and determined in such forum as the Board may specify, including through binding arbitration. Any reference in the Plan, in any Grant Agreement issued pursuant to the Plan or in any other agreement or document relating to the Plan to a provision of law or rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability. To the extent applicable, with respect to Participants who are US Taxpayers, this Plan shall be interpreted in accordance with the

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requirements of Code Section 409A and the regulations, notices, and other guidance of general applicability issued thereunder. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option, but will remain in effect for other Options and there will be no further effect on any provision of this Plan. Notwithstanding anything in this Plan to the contrary, the provisions of Exhibit “A” to this Plan shall apply with respect to Participants who are US Taxpayers.

7.9	Assignment.

The Plan shall inure to the benefit of and be binding upon the Corporation, its successors and assigns.

7.10	Transferability.

7.10.1	Unless otherwise provided in the Plan or in the applicable Grant Agreement in accordance with Section 7.10.2, no Grant, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant other than by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process including without limitation seizure for the payment of the Participant’s debts, judgments, alimony or separate maintenance. In no event will any Grant under the Plan be transferred for value.

7.10.2	Notwithstanding the foregoing, with respect to Participants who are not US Taxpayers, the Board may provide in the applicable Grant Agreement that a Grant is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to the Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with a Participant due to adoption and any entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests and (b) to an entity in which more than fifty percent (50%) voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity. Following any such transfer or assignment, the Grant shall remain subject to substantially the same terms applicable to the Grant while held by the Participant to whom it was granted, as modified as the Board shall determine appropriate, and, as a condition to such transfer, the transferee shall execute an agreement agreeing to be bound by such terms. Any purported assignment or transfer that does not qualify under this Section 7.10.2 shall be void and unenforceable against the Corporation.

7.11	Substitute Awards.

7.11.1	Grants may be made under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, restricted share units, performance share units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Corporation or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Code Section 409A

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or Section 7(1.4) of the Tax Act (if any such converted, substituted or assumed stock option, restricted share unit, performance share unit or other stock or stock-based award is, or is intended to be, subject to Section 7 of the Tax Act). The Grants so made may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

7.11.2	In the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Grants made after such acquisition or merger under this Plan; provided, however, that Grants using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Corporation or any Subsidiary prior to such acquisition or merger.

7.11.3	Any Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Corporation under Sections 7.11.1 or 7.11.2 of this Plan will not reduce the Shares available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 4 of this Plan, except as otherwise provided in this Plan. In addition, no Shares subject to an award that is granted by, or becomes an obligation of, the Corporation under Sections 7.11.1 or 7.11.2 of this Plan, will be added to the aggregate limit contained in Section 4.1.1 of this Plan.

8.	EFFECTIVE DATE AND TERM

8.1	The Plan was approved by the Board on September 29, 2017, as amended on September 24, 2020, as amended on December 4, 2023, and as further amended on February 6, 2026, and by the Corporation’s shareholders on November 9, 2017, as amended on November 4, 2020, as amended on January 19, 2024, and as further amended on April 6, 2026 (the “Amended Effective Date”). This Plan will remain in effect, unless sooner terminated as provided herein, until April 6, 2036, at which time it will terminate. After this Plan is terminated, no Grants may be granted hereunder but Grants previously granted will remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

PART II – OPTIONS

9.	OPTIONS

9.1	The Corporation may, from time to time, make one or more Grants of Options to Eligible Persons on such terms and conditions, consistent with the Plan, as the Board shall determine. In granting such Options, subject to the provisions of the Plan, the Corporation shall specify,

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(a)	the maximum number of Shares which the Participant may purchase under the Options;

(b)	the Exercise Price at which the Participant may purchase his or her Shares under the Options; and

(c)	the term of the Options, to a maximum of ten (10) years from the Grant Date of the Options, the Vesting period or periods within this period during which the Options or a portion thereof may be exercised by a Participant and any other Vesting conditions (including Performance Conditions).

9.2	The Exercise Price for each Share subject to an Option shall be fixed by the Board but under no circumstances (except with respect to Grants under Section 7.11 of this Plan) shall any Exercise Price be less than one hundred percent (100%) of the Market Price on the Grant Date of such Option.

9.3	Subject to the provisions of the Plan and, upon prior approval of the Board, once an Option has Vested and become exercisable a Participant may elect, in lieu of exercising such Option, to surrender such Option in exchange for the issuance of Shares equal to the number determined by dividing (a) the difference between the Market Price (calculated as at the date of settlement) and the Exercise Price of such Option by (b) the Market Price (calculated as at the date of settlement). An Option may be surrendered and disposed of pursuant to this Section 9.3 from time to time by delivery to the Board at the head office of the Corporation or such other place as may be specified by the Board, of (a) a written notice specifying that net settlement will be effectuated for such Option and the number of Options to be exercised and (b) the payment of an amount for any tax withholding or remittance obligations of the Participant or the Corporation arising under applicable law (or by entering into some other arrangement acceptable to the Board). The Corporation will not be required, upon the net settlement of any Options pursuant to this Section 9.3, to issue fractions of Shares or to distribute certificates which evidence fractional Shares. In the event the number of Shares to be issued upon the net settlement of an Option is a fraction, the Participant will receive the next lowest whole number of Shares and will not receive any other form of compensation (cash or otherwise) for the fractional interest.

9.4	Unless otherwise designated by the Board in the applicable Grant Agreement and subject to Section 9.6, any Options included in a Grant shall expire on the tenth anniversary of the Grant Date (unless exercised or terminated earlier in accordance with the terms of the Plan or the Grant Agreement).

9.5	Subject to the provisions of the Plan and the terms governing the granting of the Option, and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 7.2, Vested Options or a portion thereof may be exercised from time to time by delivery to the Corporation at its registered office of a notice in writing signed by the Participant or the Participant’s legal personal representative, as the case may be, and addressed to the Corporation. This notice shall state the intention of the Participant or the Participant’s legal personal representative to exercise the said Options and the number of Shares in respect of which the Options are then being exercised and must be accompanied by payment in full of the Exercise Price under the Options which are the subject of the exercise.

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9.6	If the normal expiry date of any Option, other than an Incentive Stock Option, falls within any Blackout Period or within ten (10) business days (being a day other than a Saturday, Sunday or other than a day when banks in Vancouver, British Columbia are not generally open for business) following the end of any Blackout Period, then the expiry date of such Option shall, without any further action, be extended to the date that is ten (10) business days following the end of such Blackout Period. The foregoing extension applies to all Options whatever the Grant Date (other than Incentive Stock Options and other than an extension beyond the original term of the Options in the case of Options held by a US Taxpayer).

9.7	Notwithstanding anything in this Plan to the contrary, for Options that are intended to qualify as Incentive Stock Options and granted to a US Taxpayer, the following additional provisions will apply:

(a)	Except as permitted by Code Section 424(a), or any successor provision, the Exercise Price per Share shall not be less than one hundred percent (100%) of the per Share Market Price on the Grant Date of the Incentive Stock Option; provided, however, that if a Participant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of its Parent or any Subsidiary, the Exercise Price per Share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the Market Price on the Grant Date of the Incentive Stock Option.

(b)	Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Grant Date of the Incentive Stock Option; provided, however, that if a Participant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the Grant Date.

(c)	The Corporation or its Affiliate shall withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of Shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b).

(d)	Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the Grant Date of the Incentive Stock Option) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Corporation or any Affiliate, shall not exceed US$100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or Vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9.7(d), such acceleration shall be of full force and effect but the number of Shares that exceed such limit shall be treated as having been granted pursuant to an Option that is not an Incentive Stock Option; and provided, further, that the limits imposed by this Section 9.7(d) shall be applied to all outstanding Incentive Stock Options under

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the Plan and any other “incentive stock option” plans of the Corporation or any Affiliate in chronological order according to the dates of grant.

(e)	The Grant Agreement in respect of any Incentive Stock Option shall contain such other limitations and restrictions upon the exercise of the Incentive Stock Option as the Board shall deem necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

9.8	Options granted under this Plan may not provide for any dividends or dividend equivalents thereon.

10.	TERMINATION OF EMPLOYMENT AND DEATH OF A PARTICIPANT – OPTIONS

10.1	Outstanding Options held by a Participant (or the executors or administrators of such Participant’s estate, any person or persons who acquire the right to exercise Options directly from the Participant by bequest or inheritance or any other permitted transferee of the Participant under Section 11) as of the Participant’s Termination Date shall be subject to the provisions of this Section 10, as applicable; except that, in all events, the period for exercise of Options shall end no later than the last day of the maximum term thereof established under Sections 9.1(c), 9.6, 9.7(b) or 10.5, as the case may be.

10.2	Except as otherwise provided in the applicable Grant Agreement or as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, and subject to Section 10.1 and Section 10.6, in the case of a Participant’s Termination due to death, or in the case of the Participant’s Disability (i) those of the Participant’s outstanding Options that have not become Vested prior to such date of death or Disability Date shall be forfeited and cancelled as of such date, and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise; and (ii) those of the Participant’s outstanding Options that have become Vested prior to the Participant’s date of death or Disability Date shall continue to be exercisable during the twelve (12) month period following the such date of death or Disability Date, as the case may be.

10.3	Except as otherwise provided in the applicable Grant Agreement or as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, and subject to Section 10.1 and Section 10.6, in the case of a Participant’s Termination due to the termination of the Participant’s employment or termination of the Participant’s contract for services by the Corporation or an Affiliate without Cause, (i) those of the Participant’s outstanding Options that have not become Vested prior to the Participant’s Termination Date shall be forfeited and cancelled as of such date, and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise and (ii) those of the Participant’s outstanding Options that have become Vested prior to the Participant’s Termination shall continue to be exercisable during the one hundred and twenty (120) day period following the Participant’s Termination Date.

10.4	Except as otherwise provided in the applicable Grant Agreement or as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, and subject to Section 10.6, in the case of a Participant’s Termination due to the Participant’s resignation (including the voluntary withdrawal of services by a

21

Participant who is not an employee under Applicable Law), (i) those of the Participant’s outstanding Options that have not become Vested prior to the date on which the Participant provides notice to the Corporation of his or her resignation shall be forfeited and cancelled as of such date, and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise and (ii) those of the Participant’s outstanding Options that have become Vested prior to the date on which the Participant provides notice to the Corporation of his or her resignation shall continue to be exercisable during the ninety (90) day period following the Participant’s Termination Date.

10.5	Notwithstanding the foregoing, with respect to any Option that is intended to be an Incentive Stock Option, such Option shall not be exercisable for a period that is longer than (i) three (3) months from the date of the Participant’s Termination for any reason other than death or disability (as defined in Code Section 22(e)), or (ii) twelve (12) months from the Participant’s Termination due to disability (as defined in Code Section 22(e)) or death.

10.6	In addition to the Board’s rights under Section 3.1, the Board may, subject to Section 10.5, at the time of a Participant’s Termination Date or Disability Date, extend the period for exercise of some or all of the Participant’s Options, but not beyond the original expiry date, and/or allow for the continued Vesting of some or all of the Participant’s Options during the period for exercise or a portion of it. Options that are not exercised prior to the expiration of the exercise period, including any extended exercise period authorized pursuant to this Section 10.6, following a Participant’s date of Termination or Disability Date, as the case may be, shall automatically expire on the last day of such period.

10.7	Notwithstanding any other provision hereof or in any Grant Agreement and except may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, in the case of a Participant’s termination of employment or termination of the Participant’s contract for services for Cause, any and all then outstanding Options granted to the Participant, whether or not then exercisable, shall be immediately forfeited and cancelled, without any consideration therefore, as of the Termination Date, and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise.

10.8	For greater certainty, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any Options that do not become Vested or that are not exercised before the date on which the Options expire.

11.	TRANSFERABILITY OF OPTIONS – US TAXPAYER

11.1	Notwithstanding Section 7.10, with respect to Participants who are US Taxpayers, no Incentive Stock Option shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Incentive Stock Option, such transfer shall be void and the Incentive Stock Option shall terminate.

11.2	Further, with respect to Participants who are US Taxpayers, Options that are not Incentive Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Board may, in its sole discretion, permit the Participant to transfer any or all such Options to any “family member” in accordance with Form S-8; provided, however, that the Participant cannot receive any consideration

22

for the transfer and such transferred Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to its transfer.

PART III – SHARE UNITS

12.	DEFINITIONS

12.1	“Grant Value” means the dollar amount allocated to an Eligible Person in respect of a Grant of Share Units as contemplated by Section 3.

12.2	“Share Unit Account” has the meaning set out in Section 14.1.

12.3	“Valuation Date” means the date as of which the Market Price is determined for purposes of calculating the number of Share Units included in a Grant, which unless otherwise determined by the Board shall be the Grant Date.

12.4	“Vesting Period” means, with respect to a Grant of Share Units, the period specified by the Board, commencing on the Grant Date and ending on the last Vesting Date for such Share Units.

13.	ELIGIBILITY AND GRANT DETERMINATION.

13.1	The Board may from time to time make one or more Grants of Share Units to Eligible Persons on such terms and conditions, consistent with the Plan, as the Board shall determine, provided that, in determining the Eligible Persons to whom Grants are to be made and the Grant Value for each Grant, the Board shall take into account the terms of any written employment agreement or contract for services between an Eligible Person and the Corporation or any Affiliate and may take into account such other factors as it shall determine in its sole and absolute discretion.

13.2	The Board shall determine the Grant Value and the Valuation Date (if not the Grant Date) for each Grant under this Part III. Unless otherwise determined by the Board, the number of Share Units to be covered by each such Grant shall be determined by dividing the Grant Value for such Grant by the Market Price of a Share as at the Valuation Date for such Grant, rounded up to the next whole number.

13.3	Each Grant Agreement issued in respect of Share Units shall set forth, at a minimum, the type of Share Units and Grant Date of the Grant evidenced thereby, the number of RSUs or PSUs subject to such Grant (which number, in the case of PSUs, may be subject to adjustment to reflect changes in compensation, job duties or other factors), the applicable Vesting conditions, the applicable Vesting Period(s) and the treatment of the Grant upon Termination and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board may include in a Grant Agreement under this Part III terms or conditions pertaining to confidentiality of information relating to the Corporation’s operations or businesses which must be complied with by a Participant including as a condition of the grant or Vesting of Share Units. Notwithstanding anything in this Plan or a Grant Agreement to the contrary, nothing in this Plan or in a Grant Agreement prevents a Participant from providing, without prior notice to the Corporation, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding

23

possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended.

14.	ACCOUNTS AND DIVIDEND EQUIVALENTS

14.1	Share Unit Account.

An account, called a “Share Unit Account”, shall be maintained by the Corporation, or an Affiliate, as specified by the Board, for each Participant who has received a Grant of Share Units and will be credited with such Grants of Share Units as are received by a Participant from time to time pursuant to Section 13 and any dividend equivalent Share Units pursuant to Section 14.2. Share Units that fail to Vest to a Participant and are forfeited pursuant to Section 15, or that are paid out to the Participant or his or her Beneficiary, shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are paid out, as the case may be. For greater certainty, where a Participant is granted both RSUs and PSUs, such RSUs and PSUs shall be recorded separately in the Participant’s Share Unit Account.

14.2	Dividend Equivalent Share Units.

Except as otherwise provided in the Grant Agreement relating to a Grant of RSUs or PSUs, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Shares to shareholders of record as of a record date occurring during the period from the Grant Date under the Grant Agreement to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, shall be credited to the Share Unit Account of the Participant who is a party to such Grant Agreement. The number of such additional RSUs or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such Participant if the RSUs or PSUs in the Participant’s Share Unit Account had been Shares by the Market Price on the date on which the dividends or distributions were paid on the Shares. The additional RSUs or PSUs granted to a Participant will be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding RSUs or PSUs, as the case may be.

15.	VESTING AND SETTLEMENT OF SHARE UNITS

15.1	Continued Employment.

Subject to this Section 15 and the applicable Grant Agreement, Share Units subject to a Grant and dividend equivalent Share Units credited to the Participant’s Share Unit Account in respect of such Share Units shall Vest in such proportion(s) and on such Vesting Date(s) as may be specified in the Grant Agreement governing such Grant provided that the Participant is Employed or acting as a Director on the relevant Vesting Date.

15.2	Settlement.

A Participant’s RSUs and PSUs, adjusted in accordance with the applicable multiplier, if any, as set out in the Grant Agreement, and rounded down to the nearest whole number of RSUs or PSUs, as the case may be, shall be settled, by a distribution as provided below to the Participant or his or her Beneficiary, upon, or as soon as reasonably practicable

24

following, the Vesting thereof in accordance with Section 15.1 or 15.6, as the case may be, subject to the terms of the applicable Grant Agreement. Except as otherwise provided in an applicable Grant Agreement in compliance with Code Section 409A (to the extent applicable), in all events RSUs and PSUs will be settled on or before the earlier of the ninetieth (90th) day following the Vesting Date and the date that is two and one half (2½) months after the end of the year in which Vesting occurred. Settlement shall be made by the issuance of one Share for each RSU or PSU then being settled, as specified in the applicable Grant Agreement, and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 7.2.

15.3	Postponed Settlement.

Except as otherwise determined by the Board in compliance with Code Section 409A, if a Participant’s Share Units would, in the absence of this Section 15.3 be settled within a Blackout Period applicable to such Participant, such settlement shall be postponed until the Trading Day (for the primary Stock Exchange, as determined under Section 1.3.23) following the date on which such Blackout Period ends (or as soon as practicable thereafter).

15.4	Failure to Vest.

For greater certainty, except as otherwise provided in the applicable Grant Agreement, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any RSUs or PSUs that do not become Vested.

15.5	Resignation.

Except as otherwise provided in the applicable Grant Agreement and Section 15.7 or as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, in the event a Participant’s employment is Terminated as a result of the Participant’s resignation, no Share Units that have not Vested prior to the date on which the Participant submits his or her resignation, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately, and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise.

15.6	Termination of Employment without Cause; Death or Disability.

Except as otherwise provided in the applicable Grant Agreement or as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, in the case of a Participant’s Termination without Cause or due to death or Disability of a Participant, all Share Units granted to the Participant that have Vested as at the Termination Date shall be paid to the Participant or Participant’s estate, as applicable, in accordance with the settlement provisions herein. Any Share Units that have not Vested as at the Termination Date will be immediately cancelled and forfeited to the Corporation and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise, provided that if any unvested Share Units are subject to Performance Conditions, then if a Performance Condition is, in the Board’s discretion, capable of being partially performed, such unvested Share Units shall become Vested Share Units as at the

25

Termination Date on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board (and in all cases except as otherwise provided in the applicable Grant Agreement).

15.7	Extension of Vesting.

The Board may, at the time of Termination or a Disability Date, extend the period for Vesting of Share Units, but not beyond the original end of the applicable Vesting Period, or accelerate the Vesting of Share Units. With respect to U.S. Taxpayers, any such modification shall be made in compliance with Code Section 409A.

15.8	Termination of Employment for Cause.

Except as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, in the event a Participant’s employment is Terminated for Cause by the Corporation, no Share Units that have not Vested prior to the Participant’s Termination Date, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately, and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual or common law termination entitlement or otherwise.

16.	SHAREHOLDER RIGHTS

16.1	No Rights to Shares.

Share Units are not Shares and a Grant of Share Units will not entitle a Participant to any shareholder rights, including, without limitation, voting rights, dividend entitlement (except as provided in Section 14.2) or rights on liquidation until the allotment and issuance to the Participant of a certificate or certificates in the name of the Participant or a statement of account representing the Shares to which such Share Units relate.

26

Exhibit “A”

to

NioCorp Developments Ltd. Long Term Incentive Plan

Special Provisions Applicable to US Taxpayers

This Exhibit sets forth special provisions of the NioCorp Developments Ltd. Long Term Incentive Plan (the “Plan”) that apply to Participants who are US Taxpayers. This Exhibit shall apply to such Participants notwithstanding any other provisions of the Plan. Terms defined elsewhere in the Plan and used herein shall have the meanings set forth in the Plan, as may be amended from time to time.

Definitions

“Eligible Person” means, solely with respect to Options, a Director or an individual with respect to which the Corporation would be an eligible issuer of “service recipient stock” for purposes of Section 409A of the Code who (i) meets the Form S-8 definition of “employee” and (ii) by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Corporation; provided, however, that only persons who meet the definition of “employees” under Code Section 3401(c) shall be eligible to receive Incentive Stock Options.

“Good Reason” means, except as otherwise provided in applicable Grant Agreement, the occurrence of any one or more of the following without a Participant’s written consent:

(i)	a material diminution in the Participant’s duties, responsibilities, or authority in effect immediately prior to a Change in Control;

(ii)	a material diminution in the aggregate value of base salary and bonus opportunity provided to the Participant for services provided to the Corporation or an Affiliate;

(iii)	the Corporation or an Affiliate relocating the Participant’s primary office to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change in Control or a place within 50 miles of that location; or

(iv)	Any other action or inaction by the Corporation constituting a material breach of an effective employment arrangement or agreement with the Participant.

A Participant must notify the Corporation of the Participant’s intention to invoke Termination for Good Reason within 90 days after the occurrence of such event and provide the Corporation 30 days’ opportunity for cure, and the Participant must actually terminate the Participant’s employment with the Corporation prior to the 365th day following such occurrence or such event shall not constitute Good Reason.

“Market Price” means, solely with respect to the term “Exercise Price”, (a) if the Shares are listed on only one Stock Exchange, the closing price per Share on such Stock Exchange on the Trading Day immediately preceding the Grant Date, or, if there are no sales on such date, on the next preceding Trading Day on which a sale occurred; (b) if the Shares are listed on more than one Stock Exchange, the fair market value as determined in accordance with paragraph (a) above for the primary Stock Exchange on which the Shares are listed, as determined by the Board; and (c) if the Shares are not listed for trading on a Stock Exchange, a price which is determined by the Board in good faith to be the fair market value of the Shares in compliance with the Code Section 409A. The Board is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Grant Agreement and is in compliance with the fair market value pricing rules set forth in Code Section 409A.

Section 409A

Notwithstanding anything in the Plan to the contrary, unless the applicable Grant Agreement provides otherwise, settlement of Share Units will in all events occur within the “short-term deferral” period determined under Treasury Regulation Section 1.409A-1(b)(4).

To the extent applicable, it is intended that this Plan and any Grants made hereunder comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and Grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and Grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Corporation or any of its Affiliates.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (a) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Corporation from time to time) and (b) the Corporation makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Corporation will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service (or, if earlier, upon the Participant’s death).

Notwithstanding any provision of this Plan and Grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Corporation reserves the right to make amendments to this Plan and Grants hereunder as the Corporation deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and Grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Corporation nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

2

SCHEDULE C

Amended and Restated Shareholder Rights Plan Agreement

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

DATED

April 6, 2026

BETWEEN

NIOCORP DEVELOPMENTS LTD.

AND

COMPUTERSHARE INVESTOR SERVICES INC.

AS RIGHTS AGENT

(amending and restating the Shareholder Rights Plan Agreement originally dated November 21, 2025)

TABLE OF CONTENTS

Article 1 INTERPRETATION	5
1.1 Certain Definitions	5
1.2 Currency	21
1.3 Number and Gender	21
1.4 Headings	21
1.5 Statutory References	21
1.6 Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares	21
1.7 Acting Jointly or in Concert	22
Article 2 THE RIGHTS	22
2.1 Issuance of Rights; Legend on Share Certificates	22
2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights	23
2.3 Adjustments to Exercise Price; Number of Rights	27
2.4 Date on Which Exercise Is Effective	31
2.5 Execution, Authentication, Delivery and Dating of Rights Certificates	31
2.6 Registration, Transfer and Exchange	32
2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates	33
2.8 Persons Deemed Owners of Rights	33
2.9 Delivery and Cancellation of Certificates	34
2.10 Agreement of Rights Holders	34
2.11 Rights Certificate Holder Not Deemed a Shareholder	35
Article 3 ADJUSTMENTS TO THE RIGHTS	35
3.1 Flip-in Event	35
Article 4 THE RIGHTS AGENT	37
4.1 General	37
4.2 Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	38
4.3 Duties of Rights Agent	38
4.4 Change of Rights Agent	40
4.5 Liability	41
4.6 Compliance with Anti-Money Laundering Legislation	41
4.7 Privacy Legislation	41
Article 5 MISCELLANEOUS	42
5.1 Redemption and Waiver	42
5.2 Expiration	44
5.3 Issuance of New Rights Certificates	44
5.4 Supplements and Amendments	44
5.5 Fractional Rights and Fractional Shares	46
5.6 Rights of Action	47
5.7 Regulatory Approvals	47
5.8 Notice of Proposed Actions	47
5.9 Notices	47
5.10 Rights of Board and Corporation	48
5.11 Costs of Enforcement	49
5.12 Successors	49
5.13 Benefits of this Agreement	49

5.14 Governing Law	49
5.15 Language	49
5.16 Severability	49
5.17 Effective Date	49
5.18 Determinations and Actions by the Board of Directors	50
5.19 Declaration as to Non-Canadian Holders and Non-U.S. Holders	50
5.20 Time of the Essence	50
5.21 Execution in Counterparts	50
Schedule “A”	52
FORM OF ASSIGNMENT	55
FORM OF ELECTION TO EXERCISE	56
CERTIFICATE	58
NOTICE	59

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT is dated April 6, 2026 (amending and restating the Shareholder Rights Plan Agreement originally dated November 21, 2025) and is entered into between NioCorp Developments Ltd. (the “Corporation”), a corporation incorporated under the laws of the Province of British Columbia, and Computershare Investor Services Inc., a company existing under the laws of Canada (the “Rights Agent”).

WHEREAS the Board of Directors, in the exercise of its fiduciary duties to the Corporation, has determined that it is in the best interests of the Corporation to continue the shareholder protection rights plan by adopting an amended and restated shareholder rights plan to take effect immediately upon receipt of approval of the Independent Shareholders (as hereinafter defined) to effect the continued distribution of rights under the Shareholder Rights Plan Agreement originally dated November 21, 2025 (the “Original Plan”) as amended and restated herein (the “Rights Plan”) to prevent, to the extent possible, a creeping takeover of the Corporation, to ensure that any offer to acquires shares of the Corporation is made to all shareholders and cannot be completed unless shareholders holding at least 50% of the outstanding shares (other than the offeror and related parties) are deposited or tendered in acceptance of the offer, and to ensure, to the extent possible, the fair treatment of all shareholders in connection with any take-over bid for the securities of the Corporation, and to ensure that the Board of Directors is provided with sufficient time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize shareholder value;

AND WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement (as hereinafter defined), the Board of Directors has:

(a)	authorized the issuance, effective at the close of business (Toronto time) on December 4, 2025 (the “Record Time”), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time, such issuance having been made to shareholders of record at the Record Time;

(b)	authorized the issuance of one Right in respect of each Voting Share (as hereinafter defined) of the Corporation issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined); and

(c)	authorized the issuance of Rights Certificates (as hereinafter defined) to holders of Rights pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

Article 1
INTERPRETATION

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	“Acquiring Person” shall mean any Person who is the Beneficial Owner of 20% or more of the then outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

(A)	a Voting Share Reduction;

(B)	a Permitted Bid Acquisition;

(C)	an Exempt Acquisition;

(D)	a Pro Rata Acquisition; or

(E)	a Convertible Security Acquisition;

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the then outstanding Voting Shares by reason of one or any combination of the operation of Paragraphs (A), (B), (C), (D) or (E) above and such Person’s Beneficial Ownership of Voting Shares thereafter increases by more than 1% of the number of Voting Shares outstanding (other than pursuant to one of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition or any combination thereof), then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an “Acquiring Person”;

(iii)	for a period of ten days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Subsection 1.1(g)(iii)(B) where such disqualification results solely because such Person is making or has announced a current intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person, unless such disqualified Person during such 10-day period acquires an additional 1% or more of the then outstanding Voting Shares. For the purposes of this definition, “Disqualification Date” means the first date of public announcement that such Person is making or intends to make a Take-over Bid, either alone or by acting jointly or in concert with another Person;

(iv)	an underwriter or a member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation pursuant to an underwriting agreement with the Corporation; or

(v)	a Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the outstanding Voting Shares determined as at the Effective Date, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Effective Date: (1) cease to own more than 20% of the outstanding Voting Shares, or (2) become the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding (other than through one or any combination of a Permitted Bid Acquisition, an Exempt Acquisition, a Voting Share Reduction, a Pro Rata Acquisition or a Convertible Security Acquisition);

(b)	“Affiliate”, when used to indicate a relationship with a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;

(c)	“Agreement” shall mean this shareholder rights plan agreement between the Corporation and the Rights Agent, as amended, supplemented or restated from time to time; “hereof”, “herein”, “hereto” and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;

(d)	“annual cash dividend” shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate on a per share basis, in any fiscal year, the greater of:

(i)	200% of the aggregate amount of cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii)	300% of the arithmetic mean of the aggregate amounts of the cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year;

(e)	“Associate” shall mean, when used to indicate a relationship with a specified Person, any relative of such specified Person who has the same home as such specified Person, or any person to whom such specified Person is married, or any person with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same home as such specified Person;

(f)	“BCBCA” shall mean the Business Corporations Act, S.B.C. 2002, c. 57, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto;

(g)	A Person shall be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

(i)	any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)	any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable immediately or within a period of 60 days, whether or not on condition or on the happening of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, or upon the exercise of any conversion, exchange or purchase right (other than the Rights) attaching to a Convertible Security, including but not limited to any lock-up agreement or similar agreement, arrangement or understanding that is not a Permitted Lock-Up Agreement; other than pursuant to (x) customary agreements between the Corporation and underwriters or between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation, (y) pledges of securities in the ordinary course of the pledgee’s business, or (z) agreements between the Corporation and any Person pursuant to an amalgamation, merger, arrangement, business combination or other similar transaction (statutory or otherwise, but for greater certainty no including a Take-over Bid) that is conditional upon the approval of the shareholders of the Corporation to be obtained prior to such Person acquiring such securities; and

(iii)	any securities which are Beneficially Owned within the meaning of Subsections 1.1(g)(i) or (ii) by any other Person with which such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security:

(A)	where such security has been deposited or tendered pursuant to any Take-over Bid or where the holder of such security has agreed pursuant to a Permitted Lock-Up Agreement to deposit or tender such security pursuant to a Take-over Bid, in each case made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person, until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(B)	where such Person, any of such Person’s Affiliates or Associates or any other Person referred to in Subsection 1.1(g)(iii), holds such security provided that:

(1)	the ordinary business of any such Person (the “Investment Manager”) includes the management of mutual funds or investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans and/or includes the acquisition or holding of securities for a non-discretionary account of a Client by a dealer or broker registered under applicable securities laws to the extent required) and such security is held by the Investment Manager in the ordinary course of such business and in the performance of such Investment Manager’s duties for the account of any other Person or Persons (a “Client”);

(2)	such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for such Estate Accounts or for such Other Accounts;

(3)	such Person is a pension plan or fund registered under the laws of Canada or any province thereof or the laws of the United States of America (a “Plan”) or is a Person established by statute for purposes that include, and the ordinary business or activity of such Person (the “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies; or

(4)	such Person (the “Administrator”) is the administrator or trustee of one or more Plans and holds such security for the purposes of its activities as an Administrator;

provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market), alone or by acting jointly or in concert with any other Person;

(C)	only because such Person or any of such Person’s Affiliates or Associates is (1) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (2) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the

Trust Company holds such security, or (3) a Plan with the same Administrator as another Plan on whose account the Administrator holds such security provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person;

(D)	only because such Person is (1) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (2) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (3) a Plan and such security is owned at law or in equity by the Administrator of the Plan provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person; or

(E)	where such person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depository provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person;

(h)	“Board of Directors” shall mean the board of directors of the Corporation or any duly constituted and empowered committee thereof;

(i)	“Book Entry Form” shall mean, in reference to securities, securities that have been issued and registered in uncertificated form and includes securities evidenced by an advice or other statement and securities which are maintained electronically on the records of the Corporation’s transfer agent but for which no certificate has been issued;

(j)	“Book Entry Rights Exercise Procedures” shall have the meaning ascribed thereto in Subsection 2.2(c);

(k)	“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Toronto, Ontario are authorized or obligated by law to close;

(l)	“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the U.S. – Canadian Exchange Rate in effect on such date;

(m)	“close of business” on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal office of the transfer agent for the Common Shares (or, after the Separation Time, the principal transfer office of the Rights Agent) is closed to the public; provided, however, that for the purposes of the definitions of “Competing Permitted Bid” and “Permitted Bid”, “close of business” on any date means 11:59 p.m. (local time at the place of deposit) on such date (or, if such date is not a Business Day, 11:59 p.m. (local time at the place of deposit) on the next succeeding Business Day);

(n)	“Common Shares” shall mean the common shares in the capital of the Corporation as presently constituted, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time;

(o)	“Competing Permitted Bid” shall mean a Take-over Bid that:

(i)	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid;

(ii)	complies with all of the provisions of a Permitted Bid other than the condition set forth in Subsection (iii) of the definition of a Permitted Bid; and

(iii)	contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is no earlier than the date on which Voting Shares may be taken up under any Permitted Bid (determined as of the date of making the Take-over Bid, assuming no amendment or variation to the terms and satisfaction of all conditions to the completion of the Permitted Bid) that preceded the Competing Permitted Bid;

provided that, should a Competing Permitted Bid cease to be a Competing Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, then any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares made prior to such time, shall not be a Permitted Bid Acquisition;

(p)	A specified Person is “controlled” by another Person or two or more Persons acting jointly or in concert if:

(i)	in the case of a body corporate, securities entitled to vote in the election of directors carrying more than 50 percent of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate;

(ii)	in the case of a partnership other than a limited partnership, more than 50 percent of the interests in such partnership are held, directly or indirectly, by the other Person or Persons;

(iii)	in the case of a limited partnership, the other Person or each of the other Persons is the general partner of the limited partnership; or

(iv)	in the case of a specified Person that is not a body corporate, a partnership or a limited partnership, more than 50 percent of the voting interests of such entity are held, directly or indirectly, by or for the benefit of the other Person or Persons;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly;

(q)	“Convertible Security” shall mean a security issued by the Corporation from time to time (other than the Rights) carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares, directly or indirectly, (in each case, whether such right is exercisable immediately or within or after a specified period and whether or not on condition or the happening of any contingency);

(r)	“Convertible Security Acquisition” shall mean an acquisition by a Person of Voting Shares upon the exercise, conversion or exchange of a Convertible Security received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;

(s)	“Co-Rights Agents” shall have the meaning ascribed thereto in Subsection 4.1(a);

(t)	“Disposition Date” shall have the meaning ascribed thereto in Subsection 5.1(d);

(u)	“Dividend Reinvestment Acquisition” shall mean an acquisition of Voting Shares and/or Convertible Securities of any class pursuant to a Dividend Reinvestment Plan;

(v)	“Dividend Reinvestment Plan” shall mean a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its securities where such plan permits the holder to direct that some or all of:

(i)	dividends paid in respect of shares of any class of the Corporation;

(ii)	proceeds of redemption of shares of the Corporation;

(iii)	interest paid on evidences of indebtedness of the Corporation; or

(iv)	optional cash payments;

be applied to the purchase from the Corporation of Voting Shares and/or Convertible Securities;

(w)	“Effective Date” shall mean November 21, 2025;

(x)	“Election to Exercise” shall have the meaning ascribed thereto in Subsection 2.2(e)(ii);

(y)	“Exempt Acquisition” shall mean an acquisition by a Person of Voting Shares and/or Convertible Securities:

(i)	in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsections 5.1(b), (c) or (d);

(ii)	pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Corporation (A) to the public pursuant to a prospectus or similar document, provided that such Person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such distribution, or (B) by way of a private placement, provided that (x) all necessary stock exchange approvals for such private placement, if any, have been obtained and such distribution complies with the terms and conditions of such approvals, and (y) such Person does not thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the distribution and, in making this determination, the securities to be issued to such Person on the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of Voting Shares outstanding immediately prior to the distribution; or

(iii)	pursuant to an amalgamation, merger, business combination arrangement or other similar transaction (statutory or otherwise, but for greater certainty not including a Take-over Bid) that is conditional upon the approval of the shareholders of the Corporation to be obtained prior to such Person acquiring such securities;

(z)	“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right in accordance with the terms hereof. Subject to adjustment in accordance with the terms hereof, the Exercise Price shall be:

(i)	until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and

(ii)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share;

(aa)	“Expansion Factor” shall have the meaning ascribed thereto in Subsection 2.3(a)(iv)(x);

(bb)	“Expiration Time” means the earlier of:

(i)	the Termination Time;

(ii)	5:00 p.m. (Toronto time) on the date of the Corporation’s annual meeting of shareholders in 2027; and

(iii)	the date of termination of this Agreement pursuant to Section 5.17;

(cc)	“Fiduciary” shall mean, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States of America, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States of America or any state of the United States of America;

(dd)	“Flip-in Event” shall mean a transaction or event in or pursuant to which any Person becomes an Acquiring Person;

(ee)	“holder” shall have the meaning ascribed thereto in Section 2.8;

(ff)	“Independent Shareholders” shall mean holders of outstanding Voting Shares, other than:

(i)	any Acquiring Person;

(ii)	any Offeror, other than a Person who, by virtue of Subsection 1.1(g)(iii)(B), is not deemed to Beneficially Own such Voting Shares at the relevant time;

(iii)	any Affiliate or Associate of such Acquiring Person or Offeror;

(iv)	any Person acting jointly or in concert with such Acquiring Person or Offeror; and

(v)	any employee benefit plan, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be deposited or tendered to a Take-over Bid;

(gg)	“Market Price” per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through to and including the Trading Day immediately preceding such date of determination; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with any closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be:

(i)	the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the securities exchange or national securities quotation system on which such securities are listed or admitted for trading on which the largest number of such securities were traded during the most recently completed calendar year;

(ii)	if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a securities exchange or on a national securities quotation system, the last sale price or, in case no such sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)	if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a securities exchange or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if for any reason none of such prices is available on such day, the closing price per share of such securities on such date means the fair value per share of such securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in United States dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in Canadian dollars, such amount shall be translated into United States dollars on such date at the U.S. Dollar Equivalent thereof;

(hh)	“NI 62-104” shall mean National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian securities regulatory authorities, as amended, re-enacted or replaced from time to time, and any comparable or successor laws or instruments thereto;

(ii)	“Nominee” shall have the meaning ascribed thereto in Subsection 2.2(c);

(jj)	“Offer to Acquire” shall include:

(i)	an offer to purchase or a solicitation of an offer to sell Voting Shares or a public announcement of an intention to make such an offer or solicitation; and

(ii)	an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(kk)	“Offeror” shall mean a Person who has made a public announcement of a current intention to make or who is making a Take-over Bid but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired;

(ll)	“Original Plan” shall have the meaning set forth in the recitals hereto;

(mm)	“Permitted Bid” shall mean a Take-over Bid, made by an Offeror by way of take-over bid circular, which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of Voting Shares on the books of the Corporation, other than the Offeror;

(ii)	the Take-over Bid contains an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the Take-over Bid unless more than 50% of the Voting Shares held by Independent Shareholders (x) shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn and (y) have previously been or are taken up at the same time;

(iii)	the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is not less than 105 days following the date of the Take-over Bid or the last day of such shorter minimum deposit period that a take-over bid (that is not exempt from any requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposits of securities, in the applicable circumstances at such time, pursuant to section 2.28.2 or section 2.28.3 of NI 62-104;

(iv)	the Take-over Bid contains an irrevocable and unqualified provision that unless the Take-over Bid is withdrawn, Voting Shares and/or Convertible Securities, as applicable, may be deposited or tendered pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(v)	the Take-over Bid contains an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid for under the Take-over Bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than ten days from the date of such public announcement.

For purposes of this Agreement, (A) should a Take-over Bid which qualified as a Permitted Bid cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares and/or Convertible Securities made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition and (B) the term “Permitted Bid” shall include a Competing Permitted Bid;

(nn)	“Permitted Bid Acquisition” shall mean an acquisition of Voting Shares and/or Convertible Securities made pursuant to a Permitted Bid or a Competing Permitted Bid; provided that for greater certainty, any acquisition of Voting Shares and/or Convertible Securities made pursuant to a Competing Permitted Bid or a Permitted Bid that ceased to be a Competing Permitted Bid or a Permitted Bid by reason of such acquisition ceasing to meet any or all of the provisions of the definition of “Competing Permitted Bid” or “Permitted Bid”, as applicable, including before such acquisition ceased to be a Competing Permitted Bid or Permitted Bid, as applicable, will not be a Permitted Bid Acquisition.

(oo)	“Permitted Lock-Up Agreement” shall mean an agreement between a Person and one or more holders of Voting Shares and/or Convertible Securities (each a “Locked-Up Person”) pursuant to which such Locked-Up Person agrees to deposit or tender Voting Shares and/or Convertible Securities to a Take-over Bid (the “Lock-Up Bid”) made or to be made by such Person, any of such Person’s Affiliates or Associates or any other Person with which, such Person is acting jointly or in concert, provided that:

(i)	the terms of such agreement are publicly disclosed and a copy of such agreement is made available to the public (including the Corporation) not later than the date of the Lock-Up Bid or, if the Lock-Up Bid has been made prior to the date on which such agreement is entered into, not later than the first Business Day following the date of such agreement;

(ii)	the agreement permits a Locked-Up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares and/or Convertible Securities from the Lock-Up Bid, and to terminate any obligation with respect to the voting of such securities, in order to tender or deposit such securities to another Take-over Bid or to support another transaction:

(A)	where the price or value of the consideration per Voting Share or Convertible Security offered under such other Take-over Bid or transaction:

(1)	is greater than the price or value of the consideration per Voting Share and/or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid; or

(2)	exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value of the consideration per Voting Share or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value of the consideration per Voting Share or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares or Convertible Securities to the Lock-Up Bid; and

(B)	if the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares or Convertible Securities held by Independent Shareholders, where the number of Voting Shares or Convertible Securities to be purchased under such other Take-over Bid or transaction at a price or value per Voting Share or Convertible Security, as applicable, that is not less than the price or value of the consideration per Voting Share or Convertible Security offered under the Lock-Up Bid:

(1)	is greater than the number of Voting Shares and/or Convertible Securities that the Offeror has offered to purchase under the Lock- Up Bid; or

(2)	exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give the Offeror under the Lock-Up Bid an opportunity to at least match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-Up Person’s right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-Up Person of the right to withdraw Voting Shares or Convertible Securities in sufficient time to deposit or tender to the other Take-over Bid or support the other transaction; and

(iii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-Up Bid to a Locked- Up Person; and

(B)	50% of the amount by which the price or value of the consideration received by a Locked-Up Person under another Take-over Bid or transaction exceeds the price or value of the consideration that the Locked-Up Person would have received under the Lock-Up Bid, shall be payable by such Locked-Up Person pursuant to the agreement if such Locked-Up Person fails to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid, withdraws Voting Shares and/or Convertible Securities previously deposited or tendered thereto or supports another transaction;

(pp)	“Person” shall include an individual, body corporate, firm, partnership, syndicate or other form of unincorporated association, trust, trustee, executor, administrator, legal personal representative, group, unincorporated organization, a government and its agencies or instrumentalities, or other entity whether or not having legal personality;

(qq)	“Privacy Laws” shall have the meaning attributed thereto in Section 4.7;

(rr)	“Pro Rata Acquisition” shall mean an acquisition by a Person of Voting Shares and/or Convertible Securities pursuant to:

(i)	a Dividend Reinvestment Acquisition;

(ii)	a stock dividend, stock split or other event in respect of securities of the Corporation of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares and/or Convertible Securities on the same pro rata basis as all other holders of securities of the particular class, classes or series; or

(iii)	the acquisition or the exercise by the Person of rights to purchase Voting Shares and/or Convertible Securities distributed by the Corporation to all holders of securities of the Corporation (other than holders resident in any jurisdiction where such issuance is restricted or impractical as a result of applicable law) of one or more particular classes or series pursuant to a rights offering provided that such rights are acquired directly from the Corporation and not from any other Person; or

(iv)	a distribution of Voting Shares and/or Convertible Securities made pursuant to a prospectus or by way of a private placement or a conversion or exchange of any Convertible Security;

provided, however, that such Person does not thereby acquire a greater percentage of such Voting Shares or of Convertible Securities so offered than such Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

(ss)	“Record Time” shall have the meaning set forth in the recitals hereto;

(tt)	“Redemption Price” shall have the meaning attributed thereto in Subsection 5.1(a);

(uu)	“Right” shall mean a right to purchase a Common Share, upon the terms and subject to the conditions set forth in this Agreement;

(vv)	“Rights Certificate” shall mean a certificate representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Schedule “A” or such other form as the Corporation and the Rights Agent may agree;

(ww)	“Rights Plan” shall have the meaning set forth in the recitals hereto;

(xx)	“Rights Register” and “Rights Registrar” shall have the respective meanings ascribed thereto in Subsection 2.6(a);

(yy)	“Securities Act” shall mean the Securities Act (Ontario);

(zz)	“Separation Time” shall mean, subject to Subsection 5.1(d), the close of business on the tenth Trading Day after the earlier of:

(i)	the Stock Acquisition Date;

(ii)	the date of the commencement of or first public announcement or disclosure of the current intention of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid); and

(iii)	the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as such;

or such later time as may be determined by the Board of Directors, provided that, if any Take-over Bid referred to in Subsection 1.1(zz)(ii) above expires, is not made, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take- over Bid shall be deemed, for the purposes of this definition, never to have been commenced, made or announced and further provided that if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-in Event, then the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred and further provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time;

(aaa)	“Stock Acquisition Date” shall mean the first date of public announcement or disclosure by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person which for the purposes of this definition shall include, without limitation, a report filed pursuant to Part 5 of NI 62-104, Section 4.5 of National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues or Section 13(d) of the 1934 Exchange Act announcing or disclosing such information;

(bbb)	“Subsidiary” a Person is a Subsidiary of another Person if:

(i)	it is controlled by:

(A)	that other; or

(B)	that other and one or more Persons each of which is controlled by that other; or

(C)	two or more Persons each of which is controlled by that other; or

(ii)	it is a Subsidiary of a Person that is that other’s Subsidiary;

(ccc)	“Take-over Bid” shall mean an Offer to Acquire Voting Shares and/or Convertible Securities if, assuming that the Voting Shares and/or Convertible Securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, the Voting Shares Beneficially Owned by the Person making the Offer to Acquire would constitute in the aggregate 20% or more of the then outstanding Voting Shares at the date of the Offer to Acquire;

(ddd)	“Termination Time” shall mean the time at which the right to exercise Rights shall terminate pursuant to Section 5.1(g);

(eee)	“Trading Day”, when used with respect to any securities, shall mean a day on which the securities exchange or national securities quotation system on which such securities are listed or admitted to trading on which the largest number of such securities were traded during the most recently completed calendar year is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day;

(fff)	“U.S. – Canadian Exchange Rate” on any date shall mean:

(i)	if on such date the Bank of Canada sets a daily average rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)	in any other case, the rate on such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith;

(ggg)	“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means on any day the United States dollar equivalent of such amount determined by reference to the U.S. – Canadian Exchange Rate in effect on such date;

(hhh)	“Voting Share Reduction” shall mean an acquisition or redemption by the Corporation of Voting Shares and/or Convertible Securities which, by reducing the number of Voting Shares and/or Convertible Securities of a class or series, increases the percentage of outstanding Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding;

(iii)	“Voting Shares” shall mean the Common Shares and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors;

(jjj)	“1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto; and

(kkk)	“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of the United States, unless otherwise specified.

1.3	Number and Gender

Wherever the context will require, terms (including defined terms) used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.4	Headings

The division of this Agreement into Articles, Sections, Subsections, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5	Statutory References

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.6	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

(a)	For purposes of this Agreement, in determining the percentage of outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of which such Person is deemed to be the Beneficial Owner shall be deemed to be outstanding.

(b)	For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

where:

A = the number of votes for the election of directors of the Corporation generally attaching to the Voting Shares Beneficially Owned by such Person; and

B = the number of votes for the election of directors of the Corporation generally attaching to all outstanding Voting Shares.

The percentage of outstanding Voting Shares represented by any particular group of Voting Shares acquired or held by any Person shall be determined in like manner mutatis mutandis.

1.7	Acting Jointly or in Concert

For the purposes of this Agreement a Person is acting jointly or in concert with its Affiliates and Associates, and with every Person who is a party to an agreement, commitment, arrangement or understanding, whether formal or informal or written or unwritten, with the first Person to acquire, or make an Offer to Acquire, Voting Shares and/or Convertible Securities (other than: (a) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation; (b) pledges of securities in the ordinary course of business; and (c) Permitted Lock-Up Agreements).

Article 2
THE RIGHTS

2.1	Issuance of Rights; Legend on Share Certificates

(a)	One Right shall be issued at the Record Time in respect of each Voting Share issued and outstanding at the Record Time and one Right shall be issued in respect of each Voting Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.

(b)	Certificates representing Voting Shares which are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall also evidence one Right for each Voting Share represented thereby until the earlier of the Separation Time or the Expiration Time and shall have impressed on, printed on, written on or otherwise affixed to them (i) the legend set forth in Section 2.1(b) of the Original Plan, which legend shall be deemed to be amended for all purposes to read the same as the following legend, or (ii) the following legend:

Until the earlier of the Separation Time or the Expiration Time (as both terms are defined in the Shareholder Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Shareholder Rights Plan Agreement dated as of April 6, 2026 (amending and restating the Shareholder Rights Plan Agreement originally dated November 21, 2025), as may be amended or supplemented from time to time (the “Shareholder Rights Agreement”), between NioCorp Developments Ltd. (the “Corporation”) and Computershare Investor Services Inc., as Rights Agent, the terms of which are incorporated herein by reference, and a copy of which is on file at the principal executive offices of the Corporation, is available for viewing at www.sedarplus.ca and www.edgar.com and is available to the holder upon demand without charge. Under certain circumstances set out in the Shareholder Rights Agreement, the Rights

may be amended or redeemed, may expire or may become void (if, in certain cases they are “Beneficially Owned” by an “Acquiring Person” as such terms are defined in the Shareholder Rights Agreement, whether currently held by or on behalf of such Person or a subsequent holder) or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Shareholder Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.

Notwithstanding the foregoing, until the earlier of the Separation Time and the Expiration Time, certificates representing Voting Shares shall also evidence one Right for each Voting Share evidenced thereby, notwithstanding the absence of the foregoing legend.

(c)	Any Voting Shares issued and registered in Book Entry Form prior to the earlier of the Separation Time and the Expiration Time shall evidence, in addition to the Voting Shares, one Right for each Voting Share represented thereby and the registration record of such Voting Shares shall include the foregoing legend, adapted accordingly as the Rights Agent may reasonably require.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)	Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, or its Canadian Dollar Equivalent, as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be null and void.

(b)	Until the Separation Time:

(i)	the Rights shall not be exercisable and no Right may be exercised; and

(ii)	for administrative purposes, each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) or by Book Entry Form registration for the associated Voting Share and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Share.

(c)	From and after the Separation Time and prior to the Expiration Time: (i) the Rights shall be exercisable, and (ii) the registration and transfer of Rights shall be separate from and independent of Voting Shares. Promptly following the Separation Time, the Corporation will determine whether it wishes to issue Rights Certificates or whether it will maintain the Rights in Book Entry Form. In the event that the Corporation determines to maintain Rights in Book Entry Form, it will put in place such alternative procedures as are determined necessary in consultation with the Rights Agent for the Rights to be maintained in Book Entry Form (the “Book Entry Rights Exercise Procedures”), it being hereby acknowledged that such procedures shall, to the greatest extent possible, replicate in all substantive respects the procedures set out in this Agreement with respect to the exercise of the Rights Certificates and that the procedures set out in this Agreement shall be modified only to the extent necessary, as reasonably determined by the Rights Agent, to permit the Corporation to maintain the Rights in Book Entry Form. In such event, the Book Entry Rights Exercise Procedures shall be deemed to replace the procedures set out in this Agreement with respect to the exercise of Rights and all provisions of this Agreement referring to the Rights Certificates shall be applicable to Rights registered in Book Entry Form in like manner as the Rights in certificated form.

(d)	In the event that the Corporation determines to issue Rights Certificates, then promptly following the Separation Time, the Corporation will prepare or cause to be prepared and the Rights Agent will, as soon as reasonably practicable, mail to each holder of record of Voting Shares as of the Separation Time and, in respect of each Convertible Security converted into Voting Shares after the Separation Time and prior to the Expiration Time, promptly after such conversion, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to the holder so converting (other than in either case a person indicated by the Corporation in writing to be an Acquiring Person and any Transferee whose rights are or become null and void pursuant to Section 3.1(b) and, in respect of any Rights Beneficially Owned by such Acquiring Person or Transferee which are not held of record by such Acquiring Person or Transferee, the holder of record of such Rights as indicated by the Corporation in writing (a “Nominee”)), at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(x)	a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time or at the time of conversion, as applicable, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(y)	a disclosure statement prepared by the Corporation describing the Rights,

provided that a Nominee shall be sent the materials provided for in (x) and (y) only in respect of all Voting Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Voting Shares which are Beneficially Owned by another Person, the Corporation may require such first Person to furnish such information and documentation as the Corporation deems necessary.

(e)	In the event that the Corporation determines to issue Rights Certificates, Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, at its principal office in Vancouver, British Columbia or Toronto, Canada or any other office of the Rights Agent in cities designated from time to time for that purpose by the Corporation with the approval of the Rights Agent:

(i)	the Rights Certificate evidencing such Rights;

(ii)	an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or such holder’s executors or administrators or other personal representatives or such holder’s or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(iii)	payment by certified cheque, banker’s draft, money order or wire transfer payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(f)	In the event that the Corporation determines to issue Rights Certificates, then upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Subsection 2.2(e)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Subsection 2.2(e)(iii), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon as soon as practicable:

(i)	requisition from the transfer agent of the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;

(iii)	after receipt of the certificates referred to in Subsection 2.2(f)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;

(iv)	when appropriate, after receipt, deliver the cash referred to in Subsection 2.2(f)(ii) to or to the order of the registered holder of such Rights Certificate; and

(v)	remit to the Corporation all payments received on the exercise of Rights.

(g)	In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(h)	The Corporation covenants and agrees that it will:

(i)	cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(ii)	take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon the exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(iii)	take all such action as may be necessary and within its power to comply with the requirements of the BCBCA, the Securities Act and the other applicable securities laws or comparable legislation of each of the provinces and territories of Canada, the 1933 Securities Act, the 1934 Exchange Act, and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any Common Shares upon exercise of the Rights;

(iv)	use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the stock exchanges and markets on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

(v)	pay when due and payable, if applicable, any and all federal, provincial, state and municipal transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares issued upon the exercise of Rights in a name other than that of the holder of the Rights being transferred or exercised; and

(vi)	after the Separation Time, except as permitted by Sections 5.1 and 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3 and in Article 3.

(a)	In the event the Corporation shall at any time after the Effective Date and prior to the Expiration Time:

(i)	declare or pay a dividend on Common Shares payable in Common Shares or Convertible Securities in respect thereof other than pursuant to any Dividend Reinvestment Plan;

(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii)	consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares (or Convertible Securities in respect thereof) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3,

then the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights) shall be adjusted as of the payment or effective date in the manner set forth below.

If the Exercise Price and number of Rights outstanding are to be adjusted:

x	the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and

y	each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result of such dividend, subdivision, change, consolidation or issuance.

Adjustments made pursuant to this Section 2.3(a) shall be made successively, whenever an event referred to in this Section 2.3(a) occurs.

If, after the Effective Date and prior to the Expiration Time, the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Subsections 2.3(a)(i) or 2.3(a)(iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend, supplement or restate this Agreement in order to effect such treatment.

If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under Section 3.1.

In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

(b)	In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time fix a record date for the issuance of rights, options or warrants (other than Rights) to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities in respect of Common Shares) at a price per Common Share (or, in the case of a Convertible Security, having a conversion, exchange or exercise price per share, including the price required to be paid to purchase such Convertible Security) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)	the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the Convertible Securities, including the price required to be paid to purchase such Convertible Securities) would purchase at such Market Price per Common Share; and

(ii)	the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the Convertible Securities so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any Dividend Reinvestment Plan or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)	In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding rights, options or warrants expiring within 45 calendar days after such record date) to purchase Common Shares or Convertible Securities in respect of Common Shares, the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the evidences of indebtedness, cash, assets, rights, options or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed.

(d)	Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Any adjustment required by Section 2.3 shall be made as of:

(i)	the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to Subsection 2.3(a); or

(ii)	the record date for the applicable dividend or distribution, the case of an adjustment made pursuant to Subsection 2.3(b) or (c), subject to readjustment to reverse the same if such distribution shall not be made.

(e)	In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Subsection 2.3(a)(i) or (iv) or Subsections 2.3(b) or (c), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and (c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c), shall be made. Subject to Subsections 5.4(b) and (c), the Corporation and the Rights Agent may, with the prior approval of the holders of the Common Shares, amend this Agreement as appropriate to provide for such adjustments.

(f)	Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

(g)	Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(h)	In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(i)	Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:

(i)	consolidation or subdivision of Common Shares;

(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

(iii)	stock dividends; or

(iv)	issuance of rights, options or warrants referred to in this Section 2.3,

hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders or shall subject such shareholders to a lesser amount of tax.

(j)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Corporation shall:

(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and

(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights who requests a copy;

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise Is Effective

Each Person in whose name any certificate, or confirmation in Book Entry Form, for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the absolute holder of record of the Common Shares or other securities, if applicable, represented thereon, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(e) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

Rights will be evidenced, in the case of Rights in Book Entry Form, by a statement issued under the Rights Agent’s direct registration system or, alternatively, if the Corporation determines to issue Rights Certificates, by the following procedures:

(a)	The Rights Certificates shall be executed on behalf of the Corporation by its Chair of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer or any Vice-President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Corporation reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or electronic. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

(b)	Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation and disclosure statements describing the Rights to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by electronic signature in a manner satisfactory to the Corporation) and deliver such Rights Certificates and disclosure statements to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Transfer and Exchange

(a)	After the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent, at its office in the City of Toronto, is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)	After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(d), the Corporation will execute, and the Rights Agent will countersign, deliver and register, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered. Alternatively, in the case of the exercise of Rights in Book Entry Form, the Rights Agent shall provide the holder or the designated transferee or transferees with one or more statements issued under the Rights Agent’s direct registration system evidencing the same aggregate number of Rights as did the direct registration system’s records for the Rights transferred or exchanged.

(c)	All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)	Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)	If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:

(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

(ii)	such security or indemnity as may be reasonably required by each of them in their sole discretion to save each of them and any of their agents harmless,

then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)	As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)	Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Right shall mean the registered holder of such Right (or, prior to the Separation Time, of the associated Common Share).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and, upon request of the Corporation, deliver a certificate of destruction to the Corporation.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Voting Share certificate representing such Right;

(c)	that after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

(d)	that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);

(f)	that, subject to the provisions of Section 5.4, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)	that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of preliminary or permanent injunctions or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

2.11	Rights Certificate Holder Not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

Article 3
ADJUSTMENTS TO THE RIGHTS

3.1	Flip-in Event

(a)	Subject to Subsection 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the close of business on the tenth Trading Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).

(b)	Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person); or

(ii)	a transferee or other successor in title, directly or indirectly, (a “Transferee”) of Rights held by an Acquiring Person (or any Affiliate or

Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person), where such Transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board of Directors acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person), that has the purpose or effect of avoiding Subsection 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including any Transferee) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration or transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not null and void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1 and such Rights shall become null and void.

(c)	From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the 1933 Securities Act, 1934 Exchange Act, BCBCA, Securities Act and the other applicable securities laws or comparable legislation of each of the provinces and territories of Canada and in any other jurisdiction where the Corporation is subject to such laws and the rules of the stock exchanges or quotation systems where the Common Shares are listed or quoted at such time in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(d)	Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Subsection 3.1(b)(i) or (ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain or will be deemed to contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of such Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Shareholder Rights Agreement.

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend and provided further that the fact that such legend does not appear on a certificate is not determinative of whether any Rights represented thereby are void under this Section.

Article 4
THE RIGHTS AGENT

4.1	General

(a)	The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements reasonably incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent pursuant to Section 4.3(a)). The Corporation also agrees to indemnify the Rights Agent, and its officers, directors, employees, affiliates and agents for, and to hold it and them harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent or such persons, for anything done or omitted by the Rights Agent or such persons in connection with the acceptance and administration of this Agreement, including legal costs and expenses, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent. Any liability of the Rights Agent will be limited in the aggregate to an amount equal to the annual fee paid by the Corporation pursuant to this Agreement.

(b)	The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)	The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)	Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)	In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Corporation and the holders of certificates for Common Shares and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)	the Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent may also, with the prior written consent of the Corporation (such consent not to be unreasonably withheld), consult with such other experts as the Rights Agent may reasonably consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert;

(b)	whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chair of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c)	the Rights Agent will be liable hereunder for its own gross negligence, bad faith or wilful misconduct and that of its officers, directors and employees;

(d)	the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof which countersignature shall not be construed as a representation or warranty by the Rights Agent as to the validity of this Agreement or the Rights Certificate (except the due certification thereof)), or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

(e)	the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof, which countersignature shall not be construed as a representation or warranty by the Rights Agent as to the validity of this Agreement or the Rights Certificate (except the due certification thereof)); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment or any written notice from the Corporation or any holder that a Person has become an Acquiring Person); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(f)	the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g)	the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chair of the Board of Directors, President, Chief

Executive Officer, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual. It is understood that instructions to the Rights Agent shall, except where circumstances make it impractical or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably practicable after the giving of such instructions;

(h)	the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity;

(i)	the Rights Agent shall have no obligation to ensure or verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Rights or Common Shares issuable upon the exercise thereof. The Rights Agent shall be entitled to process all transfers and exercises of Rights upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements;

(j)	the Rights Agent shall have no obligation to ensure that the legends appearing on the Rights Certificates or Common Shares comply with regulatory requirements or securities laws of any applicable jurisdiction; and

(k)	the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement by giving 60 days’ prior written notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail and to the holders of Rights in accordance with Section 5.9. The Corporation may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Corporation the resigning Rights Agent (at the Corporation’s expense) or the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate, if any, for inspection by the Corporation), may apply, at the Corporation’s expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in either the Province of British Columbia or the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall, upon payment in full of any outstanding amounts owing by the Corporation to the Rights Agent under this Agreement, deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

4.5	Liability

Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

4.6	Compliance with Anti-Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering, anti-terrorist or economics sanctions legislation, regulation or guidelines. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering, anti-terrorist or economics sanctions legislation, regulation or guidelines, then it shall have the right to resign on 10 days’ prior written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

4.7	Privacy Legislation

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

Article 5
MISCELLANEOUS

5.1	Redemption and Waiver

(a)	The Board of Directors acting in good faith may, with the prior approval of the holders of Voting Shares or of the holders of Rights given in accordance with Section 5.1(i) or (j), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)	The Board of Directors acting in good faith may, with the prior approval of the holders of Voting Shares given in accordance with Section 5.1(i), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares and/or Convertible Securities otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in Subsection 5.1(d), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(c)	The Board of Directors acting in good faith may, until the occurrence of a Flip-in Event upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to such particular Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by way of take-over bid circular sent to all holders of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(d)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event subsequently occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(c).

(d)	Notwithstanding the provisions of Subsections 5.1(b) and (c) hereof, upon written notice to the Rights Agent, the Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within ten Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement, and in the event such waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(d) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

(e)	The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person which has made a Permitted Bid, a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Subsection 5.1(c) the application of Section 3.1, takes up and pays for Voting Shares in connection with such Permitted Bid, Competing Permitted Bid or Take-over bid, as the case may be.

(f)	Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Subsection 5.1(f), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Corporation shall be deemed to have issued replacement Rights to the holders of its then outstanding Common Shares.

(g)	If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances in which Subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with Subsection 5.1(i) or (j), as the case may be, the right to exercise the Rights, will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(h)	Within ten Business Days after the Board of Directors elects or is deemed to elect to redeem the Rights or if Subsection 5.1(a) is applicable within ten Business Days after the holders of Common Shares or the holders of Rights have approved a redemption of Rights in accordance with Section 5.1(i) or (j), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

(i)	If a redemption of Rights pursuant to Subsection 5.1(a) or a waiver of a Flip-in Event pursuant to Section 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Voting Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation’s articles.

(j)	If a redemption of Rights pursuant to Subsection 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in Subsections (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s articles and under applicable laws, with respect to meetings of shareholders of the Corporation.

(k)	The Corporation shall not be obligated to make a payment of the Redemption Price to any holder of Rights unless such holder is entitled to receive at least $10 in respect of all of the Rights held by such holder.

5.2	Expiration

No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1 of this Agreement.

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)	The Corporation may, without the prior approval of the holders of Voting Shares or Rights, make amendments to this Agreement:

(i)	to correct any clerical or typographical error;

(ii)	which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations or rules thereunder; or

(iii)	to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action pursuant to this paragraph (iii) shall not adversely affect the interests of the holders of Voting Shares or Rights in any material respect.

Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)	Subject to Subsection 5.4(a), the Corporation may, with the prior approval of the holders of Voting Shares, at any time before the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Voting Shares shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles of the Corporation.

(c)	Subject to Subsection 5.4(a), the Corporation may, with the prior approval of the holders of Rights, at any time on or after the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s articles and under applicable laws, with respect to meetings of shareholders of the Corporation.

(d)	Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a)(ii) shall:

(i)	if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;

(ii)	if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(c), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting (or any adjournment of such meeting) at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

(e)	The Corporation shall give notice in writing to the Rights Agent of any supplement, amendment, deletion, variation or rescission to this Agreement pursuant to this Section 5.4 within five Business Days of the date of any such supplement, amendment, deletion, variation or rescission, provided that failure to give such notice, or any defect therein, shall not affect the validity of any such supplement, amendment, deletion, variation or rescission.

(f)	Any amendment or supplement to this Agreement shall be subject to the receipt of any requisite approvals or consent from any applicable regulatory authority including, without limitation, any necessary approvals of any stock exchange on which the Common Shares are listed for trading.

5.5	Fractional Rights and Fractional Shares

(a)	The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Corporation shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.

(b)	The Corporation shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

5.6	Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights, or Rights to which such holder is entitled, in the manner provided in such holder’s Rights Certificate and in this Agreement.

Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, including without limiting the generality of the foregoing, any necessary approvals of the Nasdaq Stock Market, or any other applicable stock exchange or market or national securities quotation system.

5.8	Notice of Proposed Actions

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect or permit (in cases where the Corporation’s permission is required) any Flip-in Event or to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of taking of such proposed action by the Corporation.

5.9	Notices

(a)	Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by email or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

NioCorp Developments Ltd.

7000 South Yosemite Street, Suite 115

Centennial, CO 80112

Attention:	Mark Smith
Neal Shah

Email:	[***]
[***]

(b)	Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Corporation), or sent by email or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Computershare Investor Services Inc.

3rd Floor

510 Burrard Street

Vancouver, BC V6C 3B9

Attention: General Manager, Client Services

Facsimile: (604) 661-9401

(c)	Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for its Common Shares. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)	Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.10	Rights of Board and Corporation

Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the holders of Voting Shares) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

5.11	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder, on a solicitor and his or her own client basis, to enforce his or her rights pursuant to any Rights or this Agreement.

5.12	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.13	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.15	Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent ou qui en coulent soient redigés en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto or resulting therefrom be drawn up in English.

5.16	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.17	Effective Date

This Agreement is effective and in full force and effect in accordance with its terms and conditions from and after the Effective Date and replaces and supersedes the Original Plan. Notwithstanding the foregoing, provided that a Flip-in Event has not occurred prior to such time, this Agreement and all then outstanding Rights may be terminated and will be of no further force or effect at such date or time as may be determined by the Board of Directors, in its sole discretion.

5.18	Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made or approved by the Board of Directors in connection herewith, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

5.19	Declaration as to Non-Canadian Holders and Non-U.S. Holders

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.20	Time of the Essence

Time shall be of the essence in this Agreement.

5.21	Execution in Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

NIOCORP DEVELOPMENTS LTD.

By:
	Name:	Mark Smith
	Title:	President and Chief Executive Officer

By:
	Name:	Neal Shah
	Title:	Chief Financial Officer and Corporate Secretary

COMPUTERSHARE INVESTOR SERVICES INC.

By:
Title:

By:
Title:

Schedule “A”

NIOCORP DEVELOPMENTS LTD.

SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, AND AMENDMENT OR TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, MAY BECOME VOID.

Rights Certificate

This certifies that _______, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Shareholder Rights Plan Agreement dated as of April 6, 2026 (amending and restating the Shareholder Rights Plan Agreement originally dated November 21, 2025), as the same may be amended or supplemented from time to time (the “Shareholder Rights Agreement”), between NioCorp Developments Ltd., a corporation incorporated under the laws of the Province of British Columbia (the “Corporation”) and Computershare Trust Company of Canada, a trust company existing under the laws of Canada (the “Rights Agent”) (which term shall include any successor Rights Agent under the Shareholder Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Shareholder Rights Agreement) and prior to the Expiration Time (as such term is defined in the Shareholder Rights Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the Corporation, at the Rights Agent’s principal office in any of the city of Toronto. Until adjustment thereof in certain events as provided in the Shareholder Rights Agreement, the Exercise Price shall be:

(a)	until the Separation Time, an amount equal to three times the Market Price (as such term is defined in the Shareholder Rights Agreement), from time to time, per Common Share; and

(b)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.

In certain circumstances described in the Shareholder Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share, all as provided in the Shareholder Rights Agreement.

This Rights Certificate is subject to all of the terms and provisions of the Shareholder Rights Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Shareholder Rights Agreement are on file at the registered office of the Corporation and are available upon request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Shareholder Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Shareholder Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Shareholder Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent. WITNESS the facsimile signature of the proper officer of the Corporation.

Date:

NIOCORP DEVELOPMENTS LTD.

By:

Countersigned:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signature

By:
Authorized Signature

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED	hereby sells, assigns and transfers unto

(Please print name and address of transferee.)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________, as attorney, to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated:
Signature

(Please print name of Signatory)

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.) Such signature must be guaranteed by an Eligible Institution (see below).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority, Inc. or banks and trust companies in the United States.

CERTIFICATE

(To be completed if true.)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert therewith. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

Signature

(Please print name of Signatory)

(To be attached to each Rights Certificate.)

FORM OF ELECTION TO EXERCISE

(To be executed by the registered holder if such holder desires to exercise the Rights Certificate.)

TO:

The undersigned hereby irrevocably elects to exercise _____________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)

(Address)

(City and Province or State)

Social Insurance Number or other taxpayer identification number.

Dated:
Signature

(Please print name of Signatory)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)

(Address)

(City and Province or State)

Social Insurance Number or other taxpayer identification number.

Dated:
Signature

(Please print name of Signatory)

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.) Such signature must be guaranteed by an Eligible Institution (see below).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in Canada or the United States.

CERTIFICATE

(To be completed if true.)

The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert therewith. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

Signature

(Please print name of Signatory)

(To be attached to each Rights Certificate.)

NOTICE

In the event the certification set forth above in the Forms of Assignment and Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Shareholder Rights Agreement) and accordingly such Rights will be null and void.